UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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HNI CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HNI CORPORATION
408 EAST SECOND STREET
MUSCATINE, IOWA 52761
563-272-7400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2015 Annual Meeting of Shareholders of HNI Corporation will be held at Allsteel Corporate Headquarters, 2210 Second Avenue, Muscatine, Iowa, on Tuesday, May 5, 2015, beginning at 10:30 a.m. (Central Daylight Time), for the purposes of:

1.	Electing three Directors for a term of three years each or until their successors are elected and qualified;

2.	Ratifying the Audit Committee's selection of KPMG LLP as the Corporation's independent registered public accountant for the fiscal year ending January 2, 2016;

3.	Holding an advisory vote to approve named executive officer compensation;

4.	Approving an amendment to, and the performance goals under, the 2007 Stock-Based Compensation Plan;

5.	Approving an amendment to, and the performance goals under, the Annual Incentive Plan;

6.	Approving an amendment to, and the performance goals under, the Long-Term Performance Plan;

7.	Approving an amendment to the 2007 Equity Plan for Non-Employee Directors to increase the number of shares authorized for issuance; and

8.	Transacting any other business properly brought before the meeting or any adjournment or postponement.

The holders of record of HNI Corporation common stock, par value $1.00 per share, as of the close of business on March 6, 2015, are entitled to vote at the meeting.

You are encouraged to attend the meeting.

By Order of the Board of Directors,
Steven M. Bradford
Vice President, General Counsel and Secretary
March 23, 2015

YOUR VOTE IS VERY IMPORTANT.  PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE USING THE TELEPHONE OR INTERNET VOTING PROCEDURES DESCRIBED ON THE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.  IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, TELEPHONE OR INTERNET VOTING WILL BE AVAILABLE TO YOU ONLY IF OFFERED BY THEM.  THEIR PROCEDURES SHOULD BE DESCRIBED ON THE VOTING FORM THEY SEND TO YOU.

i

HNI Corporation
408 East Second Street
Muscatine, Iowa 52761

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 5, 2015

HNI Corporation (the "Corporation," "we," "our" or "us") is mailing this Proxy Statement, with the accompanying proxy card, to you on or about March 23, 2015, in connection with the solicitation of proxies by and on behalf of the Corporation's Board of Directors (the "Board" or "Directors") for the 2015 annual meeting of shareholders and any adjournment or postponement of the meeting (the "Meeting").  The Meeting will be held on Tuesday, May 5, 2015, beginning at 10:30 a.m., Central Daylight Time, at Allsteel Corporate Headquarters, 2210 Second Avenue, Muscatine, Iowa.

INFORMATION ABOUT VOTING

Who can attend and vote at the Meeting?

Shareholders of record as of the close of business on March 6, 2015 (the "Record Date") are entitled to attend and vote at the Meeting.  Each share of the Corporation's common stock, par value $1.00 per share ("Common Stock"), is entitled to one vote on all matters to be voted on at the Meeting and can be voted only if the shareholder of record is present to vote or is represented by proxy.  The proxy card provided with this Proxy Statement indicates the number of shares of Common Stock you own and are entitled to vote at the Meeting.

What constitutes a quorum at the Meeting?

The presence at the Meeting, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock ("Outstanding Shares") on the Record Date will constitute a quorum.  On the Record Date, there were 44,518,275 Outstanding Shares.  To determine whether a quorum exists, proxies received but marked "abstain" and so-called "broker non-votes" (described on the following page) will be counted as present.

What will I be voting on?

•	Election of each of the three nominees for Director named on page 5 of this Proxy Statement under "Proposal No. 1 – Election of Directors."
•
Ratification of the Audit Committee's selection of KPMG LLP as the Corporation's independent registered public accountant for the fiscal year ending January 2, 2016 ("Fiscal 2015"), as described on page 15 of this Proxy Statement under "Proposal No. 2 – Ratification of Audit Committee's Selection of KPMG LLP as the Corporation's Independent Registered Public Accountant for Fiscal 2015."

•
Adoption of an advisory resolution approving the compensation of the Corporation's named executive officers as described on page 44 of this Proxy Statement under "Proposal No. 3 – Advisory Vote to Approve Named Executive Officer Compensation."

•
Approval of an amendment to, and the performance goals under, the Corporation's 2007 Stock-Based Compensation Plan (the "Stock Plan") as described on page 46 of this Proxy Statement under "Proposal No. 4 – Approval of an Amendment to, and the Performance Goals under, the 2007 Stock-Based Compensation Plan, as amended."

•
Approval of an amendment to, and the performance goals under, the Corporation's Annual Incentive Plan (the "Incentive Plan") as described on page 51 of this Proxy Statement under "Proposal No. 5 – Approval of an Amendment to, and the Performance Goals under, the Annual Incentive Plan."

•
Approval of an amendment to, and the performance goals under, the Corporation's Long-Term Performance Plan (the "Performance Plan") as described on page 54 of this Proxy Statement under "Proposal No. 6 – Approval of an Amendment to, and the Performance Goals under, the Long-Term Performance Plan."

•
Approval of an amendment to the 2007 Equity Plan for Non-Employee Directors (the "2007 Equity Plan") as described on page 56 of this Proxy Statement under "Proposal No. 7 – Approval of an Amendment to the 2007 Equity Plan for Non-Employee Directors."

How do I vote?

We urge you to vote by "proxy" (one of the individuals named on your proxy card will vote your shares as you have directed) even if you plan to attend the Meeting so we will know as soon as possible whether a quorum exists for us to hold the Meeting.  Follow the instructions on your enclosed proxy card.  Telephone and internet voting is available to all registered and most beneficial holders.

Shareholders voting by proxy may use one of the following three options:

•	Fill out the enclosed proxy card, sign it and mail it in the enclosed, postage-paid envelope;
•	Vote by internet (if available, instructions are on the proxy card); or
•	Vote by telephone (if available, instructions are on the proxy card).

If your shares of Common Stock are held for you as the beneficial owner through a broker, trustee or other nominee (such as a bank) in "street name," rather than held directly in your name, please refer to the information provided by your bank, broker or other holder of record to determine the options available to you.

The telephone and internet voting facilities for shareholders will close at 11:59 p.m. Eastern Daylight Time on May 4, 2015.  If you vote by mail, you should mail your signed proxy card sufficiently in advance for it to be received by May 4, 2015.

If you hold shares through the Corporation's retirement plan, your vote must be received by 11:59 p.m. Eastern Daylight Time on April 30, 2015, or the shares represented by the card will not be voted.

If you sign, date and return the proxy card but do not specify how your shares are to be voted, then your proxy will vote your shares "FOR" all proposals, including "FOR" the election of each nominee for Director, and in your proxy's discretion as to any other business which may properly come before the Meeting.

How do I vote if my shares of Common Stock are held in "street name"?

You will need to instruct your broker, trustee or other nominee how to vote your shares.  Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Meeting unless you obtain a legal proxy from the broker, trustee or other nominee holding your shares, giving you the right to vote the shares at the Meeting.  Your broker, trustee or other nominee has enclosed with this Proxy Statement, or will provide upon request, voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.

What discretion does my broker, trustee or other nominee have to vote my shares of Common Stock held in "street name"?

A broker, trustee or other nominee holding your shares of Common Stock in "street name" must vote those shares according to specific instructions it receives from you.  New York Stock Exchange ("NYSE") rules determine the proposals ("Non-Routine Proposals") on which brokers may not vote without specific instructions from you.  Your shares will not be voted on any Non-Routine Proposal if you do not provide voting instructions, giving rise to what is called a "broker non-vote."  Shares represented by broker non-votes will be counted as present for purposes of determining a quorum.

It is important, if you hold shares in "street name," you provide specific voting instructions to your broker, trustee or other nominee or your shares will not be voted with respect to Proposals No. 1, 3, 4, 5, 6 and 7 because they are Non-Routine Proposals for which your broker, trustee or other nominee may not vote your shares in its discretion.

Can I change or revoke my vote or revoke my proxy?

Yes.  You may change your vote at any time before the proxy is voted at the Meeting.  For shareholders of record, if you voted your proxy card by mail, you may revoke your proxy at any time before it is voted by executing and delivering a timely and valid later-dated proxy, by voting by ballot at the Meeting or by giving written notice to the Secretary.  If you voted via the internet or by telephone you may also change your vote with a timely and valid later-dated internet or telephone vote, as the case may be, or by voting by ballot at the Meeting.  Attendance at the Meeting will not revoke a proxy unless (a) you give proper written notice of revocation to the Secretary before the proxy is exercised or (b) you vote by ballot at the Meeting.  Once voting is completed at the Meeting, you will not be able to revoke your proxy or change your vote.  Unless your proxy is revoked or changed, the shares of Common Stock represented by your proxy received by Broadridge Financial Solutions, Inc. ("Broadridge") will be voted at the Meeting.

If your shares are held in "street name," you must follow the specific voting directions provided to you by your broker, trustee or other nominee to change or revoke any instructions you have already provided.

How do I vote my shares in the Corporation's retirement plan?

If you participate in the Corporation's retirement plan, the proxy card you receive will also include Common Stock allocated to your account.  Properly completed and signed proxy cards, including telephone and internet voting, will serve to instruct the plan trustee on how to vote any shares allocated to your account and a portion of all shares as to which no instructions have been received (the "undirected shares") from plan participants.  The proportion of the undirected shares to which your instructions will apply will be equal to the proportion of the shares to which the trustee receives instructions represented by your shares.

How is the Corporation soliciting proxies?

The Corporation bears the cost of preparing, assembling and mailing the proxy materials related to the solicitation of proxies by and on behalf of the Board.  In addition to the use of the mail, certain of the Corporation's officers may, without additional compensation, solicit proxies in person, by telephone or through other means of communication.  The Corporation will bear the cost of this solicitation.

How will my vote get counted?

Broadridge will use an automated system to tabulate the votes and will serve as the Inspector of Election.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations identifying individual shareholders are handled in a manner to protect your voting privacy.  Your vote will not be disclosed either within the Corporation or to third parties, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation of votes and certification of the vote; and
•	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Corporation's management.

How do I get to the Meeting location?

The Meeting will be held at Allsteel Corporate Headquarters, 2210 Second Avenue, Muscatine, Iowa.  If driving to the Meeting from the Quad City International Airport, from the main exit traffic light go straight onto I-74 to I-280, turn right (cloverleaf) onto I-280 West, drive approximately 10-12 miles crossing the Mississippi River Bridge, take the second exit in Iowa (Exit 6 – Muscatine), at the traffic light turn left (west) onto Highway 61 South, continue approximately 22 miles to Muscatine, continue on Hwy 61 bypass, turn left (south) at traffic light on Second Avenue, Allsteel Corporate Headquarters is approximately two blocks on the right.  If driving to the Meeting on I-80, take Exit 271 (Highway 38 South), drive approximately 12 miles to Highway 61, turn right (west) at the traffic light, turn left (south) at next traffic light on Second Avenue, Allsteel Corporate Headquarters is approximately two blocks on the right.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account.  If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card you receive.

The Securities and Exchange Commission (the "SEC") has adopted rules permitting delivery of a single annual report and/or proxy statement to any household at which two or more shareholders reside, whom the Corporation believes to be members of the same family.  If you wish to participate in this program and receive only one copy of future annual reports and/or proxy statements, please write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.  Your consent to receive only one copy of the annual report and/or proxy statement will remain in effect until Broadridge receives a written revocation notice from you, in which case the Corporation will begin sending individual copies within 30 days.  The Corporation will continue to separately mail a proxy card for each registered shareholder account.  The Corporation will promptly deliver separate copies of its annual report and/or proxy statement upon request.  Shareholders may request copies by writing to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761, or calling the Corporation at 563-272-7590.

Did the Corporation utilize the SEC's notice and access proxy rules for delivery of the voting materials this year?

No.  The Corporation delivered its voting materials in the same manner as it has in the past.  However, many shareholders have previously consented to receive electronic delivery of the proxy statement and annual report to security holders and therefore did not receive hard copies of these materials.

Where can I find the voting results of the Meeting?

The Corporation intends to announce preliminary voting results at the Meeting and will publish final results on a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Meeting and available on the Corporation's website.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2015

The Proxy Statement and annual report to security holders are available at http://www.hnicorp.com/proxy.

The Corporation provides its annual reports, annual meeting notices and proxy statements over the internet.  If you wish to give your consent to access such documents in the future over the internet rather than receiving paper copies in the mail, please follow the instructions on your proxy card.  These documents will be available on or about March 23, 2015, at http://www.hnicorp.com/proxy.  Once you give your consent, it will remain in effect until you notify the Corporation you wish to resume mail delivery of the annual reports and proxy statements.  Even though you give your consent, you still have the right at any time to request copies of these documents at no charge by writing to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761, or calling the Corporation at 563-272-7590.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The Amended and Restated By-laws of HNI Corporation (the "By-laws") currently provide for ten Directors and the Board currently consists of ten Directors.  Nine of the ten Directors are independent Directors as further discussed on page 8 of this Proxy Statement under "Information Regarding the Board – Director Independence."  Stan A. Askren, Chairman, President and Chief Executive Officer of the Corporation, is the only Director currently employed by the Corporation and is not independent under the NYSE listing standards or the Corporation's categorical independence standards for Directors (the "Categorical Standards").

The Board is divided into three classes.  Generally, one class is elected each year for a term of three years.  The Board has nominated three Director candidates each to serve a three-year term expiring at the Corporation's 2018 annual meeting of shareholders.

Director Nominations

The Board has adopted guidelines for identifying and evaluating candidates for Director.  Under those guidelines, the Corporation's Public Policy and Corporate Governance Committee (the "Governance Committee") takes into account a number of factors when identifying potential nominees, including:  possession of the desired skills, experience and abilities identified by the Governance Committee; ability to communicate ideas and contribute to Board deliberations; independence from management; diversity; judgment, skill, integrity and reputation; existing commitments to other businesses; potential conflicts of interest with other pursuits; and legal restraints.  Although the Corporation has no specific policy on diversity, the guidelines broadly define diversity to include factors such as age, race, gender, education, ethnicity, career experience and personality; understanding of and experiences in manufacturing, technology, finance and marketing; and international experience and culture.  The Governance Committee reviews these factors and others considered useful by the Governance Committee in context of an assessment of the perceived needs of the Board from time to time.  The Governance Committee may use a variety of means to identify potential nominees, including recommendations from the Chairman, Directors or others associated with the Corporation.  The Governance Committee may also retain third-party search firms to identify potential nominees based on the Corporation's established criteria for director candidates discussed above.  The Governance Committee screens the potential candidates and eventually recommends suitable candidates to the Board for nomination.

The Governance Committee will consider candidates for Director recommended by shareholders by applying the criteria for candidates described above and considering the following additional information.  Shareholders wishing to recommend a candidate for nomination by the Corporation as Director for inclusion in the Corporation's proxy statement for the 2016 annual meeting of shareholders ("2016 Annual Meeting") should write to the Corporation's Corporate Secretary before October 1, 2015, and include the following information:  a statement that the writer is a shareholder and is recommending a candidate for Director; the name of and contact information for the candidate; a statement of the candidate's business and educational experience; information about each of the factors listed above, sufficient to enable the Governance Committee to evaluate the candidate; a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Corporation; detailed information about any relationship or understanding between the writer or any other shareholder and the candidate; a statement whether such person, if elected, intends to tender, promptly following such person's election or re-election, an irrevocable resignation effective 90 days after the date of certification of election results if the person fails to receive the required vote for re-election at the next meeting at which such person would face re-election; and a statement the candidate is willing to be considered and will serve as a Director if nominated and elected.

The Corporation does not have any minimum qualifications for Directors; however, Directors should possess the highest personal and professional integrity and ethics and be willing and able to devote the required time to the Corporation.  The Board believes it should be comprised of Directors with varied and complimentary backgrounds, which together build the overall strength of the Board.

Nominees for Election

The Board is nominating for election at the Meeting Stan A. Askren, Mary H. Bell and Ronald V. Waters, III, each for a term of three years (collectively, the "Nominees").  The Nominees elected as Directors at the Meeting will hold office for the indicated term or until their respective successors are elected and qualified, subject to their prior death, resignation or removal.

Messrs. Askren and Waters were most recently elected as Directors at the Corporation's 2012 annual meeting of shareholders, and Ms. Bell was most recently elected as a Director for a two-year term at the Corporation's 2013 annual meeting of shareholders.  Below is biographical information as well as the particular experience, qualifications, attributes and/or skills which led the Board to conclude the Nominee should serve as a Director.  In addition, each Nominee must possess the highest personal and professional integrity and ethics and a willingness and ability to devote the required time to the Corporation.  The Board has determined each Nominee possesses these qualities.  For a detailed description of the Corporation's business and structure, please see Item 1 of Part I of the Corporation's Annual Report on Form 10-K for the year ended January 3, 2015 ("Fiscal 2014").

Stan A. Askren, age 54, has been a Director of the Corporation since 2003.  Mr. Askren has also been the Chairman and Chief Executive Officer of the Corporation since 2004 and the President of the Corporation since 2003.  He is a director of Armstrong World Industries, Inc., a global leader in the design and manufacture of floors and ceiling systems.  From 2012 to 2014, he served as a director of Arctic Cat Inc., a designer, engineer, manufacturer and marketer of snowmobiles, all-terrain vehicles and off-road vehicles.  Mr. Askren brings to the Board extensive experience and knowledge of the Corporation's business, operations and culture.  He has worked for the Corporation for 22 years.  Mr. Askren was vice president of marketing, an executive vice president and president of the Corporation's hearth products operating segment.  He worked in the Corporation's office furniture operating segment as a group vice president of The HON Company and president of Allsteel Inc.  Mr. Askren has served as the vice president of human resources and an executive vice president of the Corporation.  Mr. Askren also brings to the Board finance and corporate governance experience through his service on the audit and compensation committees of other public companies.

Mary H. Bell, age 54, has been a Director of the Corporation since 2006.  Ms. Bell is a Vice President of Caterpillar, the world's leading manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives.  She has led Caterpillar's Building Construction Products Division since 2008.  From 2004 to 2007, she was the Vice President of Caterpillar's Logistics Division and served as Chairman and President of Cat Logistics Services, Inc., formerly a wholly owned subsidiary of Caterpillar.  Ms. Bell brings to the Board considerable logistics, manufacturing and dealer channel expertise and general management experience derived primarily from her service in various roles at Caterpillar.

Ronald V. Waters, III, age 63, has been a Director of the Corporation since 2002.  From May 2011 to May 2014, he served as the Lead Director of the Board.  Mr. Waters has been an independent business consultant since May 2010.  Previously, from 2009 to May 2010, he was a Director and the President and Chief Executive Officer of LoJack Corporation (LoJack), a premier worldwide marketer of wireless tracking and recovery systems for valuable mobile assets and a leader in global stolen vehicle recovery, and, from 2007 to 2008, he was a Director and the President and Chief Operating Officer of LoJack.  He is a director of Fortune Brands Home & Security, Inc., an industry-leading home and security products company, and Paylocity Corporation, a leading software provider of cloud-based payroll and human capital management software.  From 2012 through its recent merger in January 2015, Mr. Waters was a director of Chiquita Brands International, Inc., a leading international marketer and distributor of nutritious high-quality fresh and value-added food products.  Mr. Waters brings to the Board chief executive officer experience through his former role as Chief Executive Officer of LoJack and significant finance expertise derived primarily from his service on the audit committee of two other public companies and previous roles as Chief Operating Officer at two public companies, Chief Financial Officer at Wm. Wrigley Jr. Company, Controller at The Gillette Company and partner of a large public accounting firm.  He has extensive outside audit experience, and although Mr. Waters does not currently serve on the Corporation's Audit Committee, he qualifies as an "audit committee financial expert."  Mr. Waters also brings to the Board international, law and information technology expertise derived primarily from his service in various roles at several large public companies.

The Corporation has no reason to believe any Nominee listed above will be unavailable to serve if elected.  However, if any one of them becomes unavailable, the persons named as proxies in the accompanying proxy card have discretionary authority to vote for a substitute chosen by the Board.  Any vacancies not filled at the Meeting may be filled by the Board.

Required Vote

Election of the Nominees as Directors requires the affirmative vote of the holders of a majority of the Outstanding Shares voted at the Meeting.  Abstentions and broker non-votes will not be counted for purposes of determining whether this Proposal has received sufficient votes for approval.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES AS DIRECTORS.

INCUMBENT DIRECTORS

Below is biographical information about each incumbent Director as well as the particular experience, qualifications, attributes and/or skills which led the Board to conclude the Director should serve as a Director.  In addition, each Director must possess the highest personal and professional integrity and ethics and a willingness and ability to devote the required time to the Corporation.  The Board has determined each Director possesses these qualities.  For a detailed description of the Corporation's business and structure, please see Item 1 of Part I of the Corporation's Annual Report on Form 10-K filed for Fiscal 2014.

Ms. Smith and Messrs. Jenkins and Martin comprise a class of Directors whose terms will expire at the Corporation's 2016 annual meeting of shareholders.

James R. Jenkins, age 69, has been a Director of the Corporation since 2005.  Mr. Jenkins is a retired Senior Vice President and General Counsel of Deere & Company (Deere), a world leader in providing advanced products and services to customers whose work is linked to the land—those who cultivate, harvest, transform, enrich and build upon the land to meet the world's dramatically increasing need for food, fuel, shelter and infrastructure.  He held that position from March 2000 to January 2013.  In addition, Mr. Jenkins currently serves as a director of various non-profit organizations.  Mr. Jenkins brings to the Board significant legal, business, risk management, public company reporting, and corporate governance expertise and experience derived primarily from his former position as Senior Vice President and General Counsel at Deere and his prior service as Vice President, General Counsel and Corporate Secretary at Dow Corning Corporation.

Dennis J. Martin, age 64, has been a Director of the Corporation since 2000.  Mr. Martin has been the President and Chief Executive Officer since November 2010 and a Director since 2008 of Federal Signal Corporation (Federal Signal), a leading global designer and manufacturer of products and total solutions serving municipal, governmental, industrial and institutional customers.  From 2005 to November 2010, he was Vice President of BD Martin Group LLC, a management consulting company.  From 2008 to 2014, Mr. Martin was a director of Coleman Cable, Inc., a manufacturer and innovator of electrical and electronic wire and cable products.  Mr. Martin brings to the Board chief executive officer experience through his current leadership of Federal Signal and former role as Chairman, President and Chief Executive Officer of General Binding Corporation and considerable sales, marketing and operations expertise in office products and diversified industrial manufacturing companies.  He is considered a lean business expert.  Mr. Martin also brings to the Board finance and corporate governance experience through his service on the audit, finance and compensation committees of another public company.

Abbie J. Smith, age 61, has been a Director of the Corporation since 2000 and the Lead Director since May 2014.  Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting, and since 1999 has been a Chaired Professor, of The University of Chicago Booth School of Business, a national leader in higher education and research.  She is a director of DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Ryder System, Inc., a commercial transportation, logistics and supply chain management solutions company.  Ms. Smith is also a trustee of The UBS Funds (Chicago), UBS Relations Trust, UBS SMA Relationship Trust and Fort Dearborn Income Securities, Inc.  Ms. Smith brings to the Board considerable financial and corporate governance expertise based primarily on her extensive research and teaching at the University of Chicago and her service on mutual fund complex and other public company audit, performance, finance and nominating committees.  Although Ms. Smith does not currently serve on the Corporation's Audit Committee, she qualifies as an "audit committee financial expert."

Ms. Francis and Messrs. Calado, Porcellato and Stern comprise a class of Directors whose terms will expire at the Corporation's 2017 Annual Meeting.

Miguel M. Calado, age 59, has been a Director of the Corporation since 2004.  Mr. Calado has been Vice President, Corporate Development and President of the iMAX Diagnostic Imaging Business Unit of Hovione SA, an international fine chemicals company with manufacturing facilities and offices in the United States, Europe and Asia, since 2014.  Previously, from 2006 to 2014, he was the Vice President and Chief Financial Officer of Hovione SA.  He has been an advising partner of The Trion Group, a strategic management consulting group based in Dallas, Texas, since 2006 and President of GAMCAL, LLC, an investment company, since 2006.  He also serves as a member of the Advisory Board for the Business School of Catholic University of Portugal.  Mr. Calado brings to the Board extensive international, general management, manufacturing and financial expertise derived primarily from his current service as Chief Financial Officer of an international manufacturing company and prior service in various roles at several large, packaged and consumer goods public companies.  These roles and companies include Executive Vice President and President, International for Dean Foods Company and several international finance roles for PepsiCo, Inc., including Senior Vice President, Finance and Chief Financial Officer, PepsiCo Foods International.  Although Mr. Calado does not currently serve on the Corporation's Audit Committee, he qualifies as an "audit committee financial expert."

Cheryl A. Francis, age 61, has been a Director of the Corporation since 1999.  Ms. Francis has been an independent business and financial advisor since 2000 and the Co-Chairman of the Corporate Leadership Center, a not-for-profit organization focused on developing tomorrow's business leaders, since 2008.  Previously, from 2002 to 2008, she was the Vice Chairman of the Corporate Leadership Center.  Ms. Francis is a director of Aon Corporation, the leading global provider of risk management services, insurance and reinsurance brokerage, and human resources solutions and outsourcing, and Morningstar, Inc., a leading provider of independent investment research in North America, Europe, Australia and Asia.  Ms. Francis brings to the Board significant financial expertise based primarily on her prior role as Chief Financial Officer of R.R. Donnelley & Sons Company and service on the audit and finance committees of other public companies.  She also brings to the Board corporate governance experience through her service on the compensation and governance committees of other public companies, and executive leadership development experience based on Corporate Leadership Center work with CEOs, leading academic institutions and corporate executives.  She currently serves on the Corporation's Audit Committee and qualifies as an "audit committee financial expert."

Larry B. Porcellato, age 56, has been a Director of the Corporation since 2004.  From 2009 to July 2014, Mr. Porcellato was the Chief Executive Officer of The Homax Group, Inc. (Homax), a leading specialty application consumer products supplier to the home care and repair markets.  Previously, from February 2007 to December 2008, he was an independent business consultant and, from 2002 to January 2007, he was the Chief Executive Officer of ICI Paints North America (ICI Paints), a manufacturer and distributor of decorative coatings and a subsidiary of Imperial Chemical Industries PLC.  Mr. Porcellato is a director of OMNOVA Solutions, Inc., an innovator of emulsion polymers, specialty chemicals and decorative and functional surfaces for a variety of commercial, industrial and residential end uses, and a director of privately held PSAV Holding LLC, an international, full-service technology in-house audiovisual provider.  Mr. Porcellato brings to the Board chief executive officer experience in the building products industry through his former leadership of Homax and his former role as Chief Executive Officer of ICI Paints and financial expertise derived primarily from his service on the audit committee of another public company and previous finance and division leadership roles at other public companies.  He also brings to the Board international and marketing expertise derived primarily from his service in various international and marketing roles at Rubbermaid Incorporated and Braun Canada Inc. and corporate governance experience through his service on the compensation and governance committees of another public company.

Brian E. Stern, age 67, has been a Director of the Corporation since 1998.  Mr. Stern has been a director of Starboard Capital Partners, LLC, a financial sponsor that initiates, finances and partners with management and private equity investors in the acquisition of companies, since July 2007.  He is a director and investor in two private companies, Electronic Systems Protection Inc. (ESP) (North Carolina) and Blackrock Microsystems LLC (Utah).  Previously, from 2004 to June 2007, Mr. Stern was the Senior Vice President, Xerox, Fuji Xerox Operations of Xerox Corporation (Xerox), a developer, marketer, manufacturer, financier and servicer of document processing products and services.  Mr. Stern brings to the Board significant knowledge of the office products and office supplies industry and expertise in product development, sales and marketing derived primarily from his service in various roles for Xerox.  He also has substantial experience in international operations, manufacturing, channels of distribution and general management, also based primarily on his service at Xerox.

INFORMATION REGARDING THE BOARD

Director Independence

In addition to complying with NYSE listing standards and applicable SEC rules pertaining to director independence, the Corporation adopted the Categorical Standards, which are attached as Exhibit A to the Governance Guidelines and available on the Corporation's website at www.hnicorp.com, under "Corporate Governance – Governance Guidelines."  Under the Categorical Standards, the following relationships will not, in and of themselves, be considered material relationships, unless otherwise expressly provided for, under the NYSE listing standards:

•
contributions or payments (including the provision of goods and services) by the Corporation to a charitable organization (including a foundation), a university or other not-for-profit organization in which a Director or a Director's immediate family member is a director, trustee, officer or employee, unless the contribution or payment (excluding matching gifts) was:

o	made to an entity for which the Director or the Director's spouse currently serves as a director, trustee or officer and he or she served in such position at the time of the contribution or payment;
o	made within the three fiscal years preceding the date of any determination; and
o
in an amount exceeding the greater of $1,000,000 or two percent of the charitable organization's aggregate annual charitable receipts during the organization's last completed fiscal year prior to the date of the contribution or payment; and

•
other business relationships between a Director or a Director's immediate family member and the Corporation, such as a purchase by the Corporation of products or services, including consulting, legal or financial advisory services, unless:

o
the Director or the Director's spouse is a partner, officer or ten percent owner of a company or firm providing such products or services, and he or she held such position at any time within the 12 months preceding the date of any determination;

o	the products or services were provided within the three fiscal years preceding the date of any determination; and
o
the products or services provided during any 12-month period were in an aggregate amount exceeding the greater of $1,000,000 or one percent of such company's or firm's consolidated gross revenues for its last completed fiscal year.

The Categorical Standards do not include business relationships with the Corporation's internal or external auditors, which are covered by the NYSE listing standards.

Under the Governance Guidelines, at least three-fourths of the Directors must meet the NYSE listing standards pertaining to director independence and the Categorical Standards.  The Board has determined each Director, including each nominee for Director, other than Mr. Askren has no material relationship with the Corporation (either directly or as a partner, shareholder or officer of an organization having a relationship with the Corporation) and is independent under the NYSE listing standards and the Categorical Standards, including any heightened independence standards applicable to a Director's service on the Corporation's Audit Committee (the "Audit Committee"), Human Resources and Compensation Committee (the "Compensation Committee") or Governance Committee.

Mr. Askren, the Corporation's Chairman, President and Chief Executive Officer, does not meet these independence standards because he is employed by the Corporation.

Board Committees

The Board has three standing committees, the Audit Committee, the Compensation Committee and the Governance Committee.  The Governance Committee fulfills the role of a nominating committee.  Each committee operates under a written charter, which has been approved by the Board.  The Board reviews each committee charter at least annually.  Current copies of the committees' charters can be found on the Corporation's website at www.hnicorp.com, under "Corporate Governance – Committee Charters."  Shareholders may request a copy of the Board's committees' charters by writing to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761.  During Fiscal 2014, each Director attended all of the meetings of the committees on which the Director served as well as all Board meetings.

Audit Committee.  The Audit Committee is comprised of Mary H. Bell, Chairperson, Cheryl A. Francis and Brian E. Stern.  The Board has determined each Audit Committee member is "independent" as defined under the NYSE listing standards pertaining to director independence, applicable SEC rules and the Categorical Standards.  The Board has determined all members of the Audit Committee are financially literate under NYSE listing standards.  The Board has also determined Ms. Francis is an "audit committee financial expert," as defined by Item 407(d)(5) of Regulation S-K.  In accordance with the Audit Committee Charter, none of the Audit Committee members serve simultaneously on audit committees of more than three public companies.  The Audit Committee met eight times during Fiscal 2014.  The Audit Committee appoints the Corporation's independent registered public accountant and reviews the independent registered public accountant's performance, independence, fees and audit plans.  The Audit Committee also reviews the annual and quarterly financial statements; internal audit staffing, plans and reports; nonaudit services provided by the independent registered public accountant; the Corporation's insurance coverage; and any other matters as directed by the Board, including key risk oversight.

Human Resources and Compensation Committee.  The Compensation Committee is comprised of Dennis J. Martin, Chairperson, Miguel M. Calado and Ronald V. Waters, III.  Each member of the Compensation Committee is an independent director as defined under the NYSE listing standards pertaining to director independence, applicable SEC rules, and the Categorical Standards.  In addition, each member qualifies as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code ("Section 162(m)") and a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act").  The Compensation Committee met four times during Fiscal 2014.  The Compensation Committee reviews executive compensation, executive succession planning, benefit programs for all members; management's recommendations on election of officers and human resources development; and oversees evaluation of the Chairman and CEO by the Board.

Public Policy and Corporate Governance Committee.  The Governance Committee is comprised of Larry B. Porcellato, Chairperson, James R. Jenkins and Abbie J. Smith.  Each member of the Governance Committee is an independent director as defined by the NYSE listing standards pertaining to director independence and under the Categorical Standards.  The Governance Committee met four times during Fiscal 2014.  The Governance Committee serves as the nominating committee and identifies individuals qualified to serve as Directors of the Corporation consistent with criteria approved by the Board; recommends director nominees to the Board for the next annual meeting of shareholders; develops and recommends to the Board corporate governance principles applicable to the Corporation; and oversees the Corporation's finance policy, capital structure and evaluation of the Board and the Corporation by the Directors.

Processes and Procedures for the Consideration and Determination of Director Compensation by Governance Committee

The Governance Committee is responsible for annually reviewing the compensation paid to Directors for service on the Board and for recommending changes to such compensation to the Board, if appropriate.  The Board is responsible for approving Director compensation based on recommendations of the Governance Committee.  Neither the Governance Committee nor the Board delegates its authority with respect to setting Director compensation to any other person or group.  However, the Corporation's management may, at the request of the Governance Committee, assist the Governance Committee in its review of Director compensation, which may include recommending changes to compensation.  Although it has not done so recently, the Governance Committee has authority to retain and terminate any consultant to assist in the evaluation of the compensation and benefits for Directors and to approve the consultant's fees and other retention terms.

Processes and Procedures for the Consideration and Determination of Executive Compensation by Compensation Committee

The Compensation Committee is responsible for developing and implementing the Corporation's compensation policies and programs for the Chairman and CEO and other senior executives as further discussed throughout the Compensation Discussion and Analysis (the "CD&A") which begins on page 17 of this Proxy Statement.

Board Leadership Structure

The Corporation's current board leadership structure consists of a combined chairman and chief executive officer position and nine independent Directors, one of whom has been designated Lead Director.

While certain of the conventional functions for the Chairman have been shared by all Directors, the Chairman position has traditionally been held by the Corporation's CEO.  The Board believes the combined role of Chairman and CEO promotes unified leadership and direction for the Corporation, which allows for a single, clear focus for management to execute the Corporation's strategy and business plans.  The Board believes this leadership structure has contributed to the long-term growth and financial success of the Corporation.

The Corporation has strong governance structures and processes in place to ensure the independence of the Board, eliminate conflicts of interest and prevent dominance of the Board by management.  All Directors, with the exception of the Chairman, are independent as defined under NYSE listing standards, applicable SEC rules and the Categorical Standards, and all committees of the Board are comprised entirely of independent Directors.  In addition, the Board and the Governance Committee have assembled a Board comprised of strong and sophisticated Directors who are currently or have recently been leaders of major companies or institutions, are independent thinkers and have a wide range of expertise and skills.

In February 2005, the Board adopted Lead Director Guidelines.  The Lead Director's duties and responsibilities include:

•	presiding at all meetings of the independent Directors;
•	communicating to the Chairman and CEO the substance of the discussions and consensus reached at the meetings of independent Directors;
•
encouraging the independent Directors and the Chairman and CEO to communicate with each other at any time and to act as principal liaison between the independent Directors and the Chairman and CEO on sensitive matters;

•	providing input to the Chairman and CEO on preparation of agendas for Board and committee meetings;
•	presiding at Board meetings when the Chairman and CEO is not in attendance;
•	acting as spokesperson for the Corporation in the event the Chairman and CEO is unable to act due to conflict of interest or incapacity; and
•	receiving and responding to communications from interested parties to the independent Directors.

Abbie J. Smith has been the Lead Director since May 2014.

The Board regularly meets in executive session without the presence of management.  The Lead Director presides at these meetings and provides the Board's guidance and feedback to the Chairman and CEO and the Corporation's management team.  Further, the Board has complete access to the Corporation's management team.  At each Board and/or committee meeting, Directors receive valuable information and insight from management on matters impacting the Corporation as well as current and future issues.

Given the strong leadership of the Chairman and CEO, the counterbalancing role of the Lead Director and a Board comprised of strong and independent Directors, the Board believes it is in the best long-term interests of the Corporation and its shareholders to maintain a combined role of Chairman and CEO.

Board's Role in Risk Oversight

The Board administers its risk oversight role primarily through its committee structure and the committees' regular reports to the Board at each quarterly Board meeting.  The Audit Committee meets frequently during the year (eight times in Fiscal 2014) and discusses with management, the Corporation's Vice President, Internal Audit, and the Corporation's independent registered public accountant:

•	current business trends affecting the Corporation;
•	major risks facing the Corporation;
•	steps management has taken to monitor and control such risks; and
•	adequacy of internal controls that could significantly affect the Corporation's financial statements.

At least annually, the Board discusses with management the appropriate level of risk relative to corporate strategy and business objectives and reviews with management the Corporation's existing risk management processes and their effectiveness.  The Audit Committee also reviews the Corporation's enterprise risk management process for identification of, and response to, major risks.  The Audit Committee Chairperson provides the Board with a report concerning its risk oversight activities at each quarterly Board meeting.  Each key risk identified for the Corporation is then assigned a Committee of the Board for oversight.    In addition, the Compensation Committee Chairperson provides the Board with a report on compensation, including risk, annually.

Compensation Risk Assessment

A senior management team, under the oversight of the Compensation Committee, annually conducts a risk assessment of the Corporation's compensation policies and practices to ensure they do not encourage excessive risk taking by members which could result in a material adverse effect on the Corporation.  Members of the management team conducting the assessment include the Corporation's Vice President, Member Relations; Treasurer; Vice President, Financial Reporting; Vice President, Internal Audit; and Senior Counsel, Securities.  As part of the assessment, management:

•	inventories the known risks facing the Corporation that relate specifically to compensation policies and practices;
•	identifies and evaluates the Corporation's compensation program features and other practices and controls used to monitor and mitigate the risks identified in the risk inventory; and

•	determines whether risks relating to the Corporation's compensation policies and practices, as managed, are reasonably likely to have a material adverse effect on the Corporation as a whole.

In the latest compensation risk assessment completed in December 2014, management identified program features and other practices and controls which monitor and mitigate compensation-related risk, including:

•	overall compensation levels competitive with the market;
•	stock ownership guidelines for senior executives and an insider trading policy for members;
•	a compensation recovery policy in the event of a financial restatement due to fraud or intentional misconduct;
•	a compensation mix balanced among:
o	fixed components comprised primarily of salary and benefits;
o	annual incentives rewarding Corporation or operating unit financial performance (60 percent) and individual performance (40 percent);
o	long-term incentives rewarding Corporation financial performance over a three-year period; and
o	equity awards in the form of stock options cliff-vesting four years and expiring ten years after the grant date and stock restricted from being sold by executives until they leave the Corporation;
•
incentive programs using financial measures with sliding scales, with amounts interpolated for payouts between minimum, target and maximum (payout minimum of 50 percent of target with cap at 200 percent of target for the financial component of annual incentive compensation awards under the Incentive Plan and payout minimum of 25 percent of target with cap at 200 percent of target for the long-term incentive compensation awards under the Performance Plan);

•	individual strategic objective component of the annual incentive compensation award under the Incentive Plan capped at 125 percent of target;
•
Board discretion to reduce both annual and long-term incentive compensation award payouts under the Incentive Plan and the Performance Plan, respectively, when reduction would be appropriate based on the recipient's performance or behavior immediately following the performance period or to account for an extraordinary or unanticipated event (e.g., one-time gain on sale of asset);

•	effective management processes for developing strategic and annual operating plans and strong internal financial controls; and
•	oversight of the Corporation's compensation programs by the Compensation Committee and the Board.

Based on this most recent compensation risk assessment, both management and the Compensation Committee believe the risks arising from the Corporation's compensation policies and practices, as managed, are not reasonably likely to have a material adverse effect on the Corporation.

Board Meetings

The Board held four regular meetings and no special meetings during Fiscal 2014.  All Directors attended 100% of the meetings of the Board and of any committee on which he or she served.

In accordance with the NYSE listing standards regarding corporate governance, the Corporation's non-management Directors meet at regularly scheduled executive sessions without management present.  Ms. Smith, Lead Director, presides at these executive sessions.  The Corporation's non-management Directors met four times during Fiscal 2014.

Director Attendance at Annual Meetings of Shareholders

All Directors are encouraged to attend annual meetings of shareholders when possible.  Last year all Directors attended the 2014 annual meeting of shareholders ("2014 Annual Meeting").

Shareholder Communications with the Board

Shareholders and interested parties may communicate with the Lead Director, the Chairperson of the Governance Committee and the Vice President, General Counsel and Secretary, or with the Corporation's non-management Directors as a group, by sending an email to "BoardOfDirectors@hnicorp.com" or by writing to Lead Director, Chairperson of the Governance Committee, Vice President, General Counsel and Secretary or Non-Management Directors at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761, Attention:  Corporate Secretary.  All communications received will be opened by the office of the Corporate Secretary for the sole purpose of determining whether the contents are a message to the Directors.  Any communications not in the nature of advertising or promotions of a product or service will be promptly forwarded to the appropriate party.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

The Corporation has adopted a written policy (the "Policy") for review of transactions involving the Corporation (including the Corporation's subsidiaries) and its Directors, executive officers and other related persons.  The transactions subject to the Policy include any proposed, existing or completed transaction, arrangement or relationship (including charitable contributions and any series of similar transactions, arrangements or relationships) in which the Corporation is a participant and in which any Director, executive officer or other related person has a direct or indirect material interest except:

•	transactions available to all members generally;
•	transactions involving less than $100,000 when aggregated with all similar transactions;
•	transactions involving compensation or indemnification of executive officers and Directors duly authorized by the appropriate Board committee;
•	transactions involving reimbursement for routine expenses in accordance with Corporation policy;
•
transactions in which a related person's interest arises (a) only from the person's position as a director of a corporation or organization, (b) only from the person's direct or indirect ownership (which will include the ownership of any immediate family members of the related person) of less than a 10% equity interest in another person (other than a partnership) or (c) from the position as a director and ownership of less than 10%;

•
transactions in which a related person's interest arises only from the ownership of a class of equity securities of the Corporation and all holders of the class receive the same benefits on a pro rata basis;

•	transactions in which the rate charged by a related person is determined by competitive bid; and
•	purchases of any products on the same terms available to all members generally.

The Corporation's Office of the General Counsel (the "General Counsel") performs the initial review of all transactions subject to the Policy.  Factors to be considered by the General Counsel in reviewing the transaction include:

•
whether the transaction is in conformity with the Corporation's Member Code of Integrity (the code of business conduct and ethics) (the "Ethics Code"), the Governance Guidelines, the By-laws and other related policies, including Outside Business Activities of Officers and Managers, Outside Directorships of Officers and Conflicts of Interest, and is in the best interests of the Corporation;

•	whether the transaction would be in the ordinary course of the Corporation's business;
•	whether the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party;
•	the disclosure standards set forth in Item 404 of Regulation S-K or any similar provision; and
•
whether the transaction could call into question the status of any Director or Director nominee as an independent director under the NYSE listing standards pertaining to director independence and the Categorical Standards.

After reviewing the terms of the proposed transaction and taking into account the factors set forth above, the General Counsel will either:

•
approve the transaction if entered into in the ordinary course of business, for an aggregate amount of $120,000 or less and on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party;

•	disallow the transaction if not in the best interests of the Corporation;
•	recommend the Audit Committee review the transaction in advance; or
•	allow the transaction, subject to ratification by the Audit Committee, but only if the interests of the Corporation will be best served by allowing the transaction to proceed.

At each regularly scheduled Audit Committee meeting, the General Counsel reports each known transaction to be considered by the Audit Committee pursuant to the policy, including the proposed aggregate value of each transaction and any other relevant information.  After review, the Audit Committee approves, ratifies or disallows each transaction in accordance with the guidelines set forth above.

If the General Counsel learns of an ongoing or completed transaction, arrangement or relationship not submitted for prior review and approval, the General Counsel will:

•	in the case of an ongoing transaction, submit it to the Audit Committee for ratification, amendment or termination; or
•	in the case of a completed transaction, submit it to the Audit Committee for ratification, amendment or rescission.

For purposes of the Policy, an "executive officer" is an executive officer of the Corporation subject to Section 16 of the Exchange Act.

For purposes of the Policy, a "related person" is:

•	an executive officer, Director or Director nominee of the Corporation;
•
a person who is an immediate family member (including a person's spouse, parents, stepparents, children, stepchildren, siblings, fathers- and mothers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than members) who share the person's home) of an executive officer, Director or Director nominee;

•	a shareholder owning in excess of five percent of the Corporation's voting securities (or its controlled affiliates), or an immediate family member of such five percent shareholder; or
•	an entity which is owned or controlled by a related person or an entity in which a related person has a substantial ownership interest.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

One of the Corporation's office furniture operating units has an office furniture purchase agreement with State Farm Insurance Companies ("State Farm").  State Farm purchased approximately $581,380 of office furniture in Fiscal 2014.  State Farm beneficially owns more than five percent of Common Stock.  The Corporation's General Counsel reviewed and approved the transaction and informed the Audit Committee in accordance with the Policy.

CODE OF BUSINESS CONDUCT AND ETHICS

The Corporation maintains the Ethics Code as part of its corporate compliance program.  The Ethics Code applies to all Directors and members (i.e., employees), including the Corporation's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.  The Ethics Code is available on the Corporation's website at www.hnicorp.com, under "Corporate Governance—Code of Conduct."  The Corporation intends to disclose amendments to or waivers of the Ethics Code granted to the individual executive officers listed above and the Directors on the Corporation's website within four business days of such amendment or waiver.  Shareholders may request a copy of the Ethics Code by writing to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761.

ANTI-HEDGING POLICY

The Corporation's insider trading policy prohibits hedging transactions.  Specifically, the Corporation prohibits any members or directors, or their designees, from hedging their ownership of the Corporation's Common Stock (including prepaid variable forwards, equity swaps, collars and exchange funds), engaging in short sales or purchasing put or call options, pledging their shares of the Corporation's Common Stock, holding them in a margin account or engaging in short-term transactions with shares of the Corporation's Common Stock.

CORPORATE GOVERNANCE GUIDELINES

The Governance Guidelines are available on the Corporation's website at www.hnicorp.com, under "Corporate Governance—Governance Guidelines."  Shareholders may request a copy of the Governance Guidelines by writing to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761.

PROPOSAL NO. 2 – RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF
KPMG LLP AS THE CORPORATION'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR FISCAL 2015

The Audit Committee has selected KPMG LLP as the Corporation's independent registered public accountant for Fiscal 2015.

The Board proposes the shareholders ratify the selection by the Audit Committee of KPMG LLP to serve as the Corporation's independent registered public accountant for Fiscal 2015.  The Audit Committee is directly responsible for the appointment of the independent registered public accountant.  Although shareholder ratification of the Audit Committee's selection of the independent registered public accountant is not required by the By-laws or otherwise, the Corporation is submitting the selection of KPMG LLP to its shareholders for ratification to permit shareholders to participate in this important decision.  If the shareholders fail to ratify the Audit Committee's selection of KPMG LLP as the Corporation's independent registered public accountant for Fiscal 2015 at the Meeting, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent registered public accountant.

Representatives of KPMG LLP will be present at the Meeting, have an opportunity to make a statement if they so desire and be available to respond to appropriate questions.  No representative of PricewaterhouseCoopers LLP ("PwC"), which served as the Corporation's independent registered public accountant for Fiscal 2014, is expected to attend the Meeting.

Change in Independent Accounting Firm

The Audit Committee, at its meeting January 13, 2015, approved the appointment of KPMG LLP to serve as the Corporation's independent registered public accounting firm for Fiscal 2015 and dismissed PwC effective upon the issuance of its reports on the consolidated financial statements as of and for the fiscal year ended January 3, 2015 and the effectiveness of internal control over financial reporting as of January 3, 2015 to be included in the Corporation's Form 10-K.  On February 27, 2015, the Corporation filed its 2014 Annual Report on Form 10-K and its auditor-client relationship with PwC ended.

The reports of PwC on the Corporation's consolidated financial statements as of and for the years ended January 3, 2015 and December 28, 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended January 3, 2015 and December 28, 2013, and during the subsequent interim period through February 27, 2015, there have been no disagreements between the Corporation and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the Corporation's financial statements for those periods, and there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Corporation provided PwC with a copy of the disclosures above made in a Current Report on Form 8-K/A, prior to its filing and requested from PwC a letter addressed to the SEC indicating whether it agrees with the disclosures.  PwC provided the requested letter, which is attached as Exhibit 16.1 to the Corporation's Form 8-K/A filed on February 27, 2015.

During the fiscal years ended January 3, 2015 and December 28, 2013 and the subsequent interim period through February 27, 2015, the Corporation did not consult with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements, and neither a written report nor oral advice was provided to the Corporation that KPMG concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; (ii) any matter subject to a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF THE AUDIT COMMITTEE'S SELECTION OF KPMG LLP AS THE CORPORATION'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR FISCAL 2015.

AUDIT COMMITTEE REPORT

The Board has adopted a written charter for the Audit Committee.  A current copy of the charter is available on the Corporation's website at www.hnicorp.com, under "Corporate Governance – Committee Charters."  The primary functions of the Audit Committee are set forth in its charter and on page 9 of this Proxy Statement under "Information Regarding the Board – Board Committees."

All members of the Audit Committee are independent as defined in Section 303A.02 of the NYSE Listed Company Manual, Exchange Act Rule 10A-3(b)(1) and the Categorical Standards.

Management has represented to the Audit Committee the Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP, the Corporation's independent registered public accountant.  Management has also represented it has assessed the effectiveness of the Corporation's internal control over financial reporting as of January 3, 2015, and determined, as of that date, the Corporation maintained effective internal control over financial reporting.  The Audit Committee has reviewed and discussed with management and the Corporation's independent registered public accountant this assessment of internal control over financial reporting.  The Audit Committee has also discussed with the Corporation's independent registered public accountant its evaluation of the accounting principles, practices and judgments applied by management, and the Audit Committee has discussed any items required to be communicated to it by the Corporation's independent registered public accountant in accordance with regulations promulgated by the SEC and the Public Company Accounting Oversight Board (the "PCAOB") including the matters required to be discussed by Auditing Standards No. 16, as adopted by the PCAOB.

The Audit Committee received and reviewed the written disclosures and the letter from the Corporation's independent registered public accountant required by applicable requirements of the PCAOB regarding the Corporation's independent registered public accountant's communications with the Audit Committee concerning independence and discussed with the Corporation's independent registered public accountant its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board the consolidated financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the year ended January 3, 2015, for filing with the SEC.

AUDIT COMMITTEE
Mary H. Bell, Chairperson
Cheryl A. Francis
Brian E. Stern

FEES INCURRED FOR PRICEWATERHOUSECOOPERS LLP

The following table sets forth the aggregate fees billed to the Corporation for the audit and other services provided by PwC for Fiscal 2014 and for the fiscal year ended December 28, 2013 ("Fiscal 2013"):

	Fiscal 2014	Fiscal 2013
Audit Fees (1)	$1,266,447	$1,112,410
Audit-Related Fees (2)	176,981	-
Tax Fees (3)	550,998	411,707
All Other Fees	12,000	-
Total	$1,994,426	$1,524,117

(1)
Audit fees represent fees for professional services provided in connection with the audit of the annual financial statements, review of quarterly financial statements and audit services provided in connection with other statutory and regulatory filings or engagements.

(2)	Audit-related fees represent accounting consultations.
(3)	Tax fees represent fees billed for tax compliance, tax advice and tax planning.
(4)	All other fees represent fees billed for review of conflict minerals report.

Pre-Approval of Fees

The Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Corporation's independent registered public accountant and associated fees.  The delegated member or members must report any such pre-approvals of audit-related or non-audit services and fees to the Audit Committee at its next scheduled meeting.  All of the fees incurred in Fiscal 2014 and Fiscal 2013 were approved by the Audit Committee.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

The executive compensation program for Fiscal 2014 highlights the Corporation's pay for performance philosophy, with a substantial portion of each Named Executive Officer's compensation tied to the achievement of financial and strategic goals and the creation of long-term value for shareholders.  A majority of each Named Executive Officer's compensation opportunity in Fiscal 2014 was awarded through performance-based annual and long-term awards and stock options to incent long-term value creation for shareholders.  Shareholders have continued to voice their support for the Corporation's pay for performance compensation program—approximately 98% of votes cast in last year's Say on Pay vote approved the compensation of the Named Executive Officers.

For Fiscal 2014, the Corporation's Named Executive Officers were:

Name	Title
Stan A. Askren	Chairman, President and Chief Executive Officer, HNI Corporation
Kurt A. Tjaden	Vice President and Chief Financial Officer, HNI Corporation
Bradley D. Determan	Executive Vice President, HNI Corporation President, Hearth & Home Technologies Group
Jerald K. Dittmer	Executive Vice President, HNI Corporation President, The HON Company
Jeffrey D. Lorenger	Executive Vice President, HNI Corporation President, HNI Contract Furniture Group

Compensation Program Changes in 2014.  The Board, Compensation Committee and Corporation made only minor structural changes to the executive compensation program in 2014.  The Compensation Committee increased the long-term compensation targets for Messrs. Dittmer and Lorenger from 150% of base salary to 175% of base salary based on the size, scope and complexity of the businesses they lead.

Annual Compensation.  Under the Incentive Plan for Fiscal 2014, 60% of each annual award opportunity was based on the economic profit of the Corporation or one or more of its operating units and 40% of each annual award opportunity was based on achievement of pre-determined individual strategic objectives.  Under the Incentive Plan, the Corporation achieved economic profit of $35.9 million in Fiscal 2014, which reflects a significant improvement over economic profit of $15.7 million for Fiscal 2013.  The Named Executive Officers also earned awards based on their individual strategic objectives ranging from 95% to 115% of target.  Based on economic profit and achievement of individual strategic objectives, Mr. Askren received an annual cash incentive award equal to 163% of his target award; Mr. Tjaden received an annual cash incentive award equal to 160% of his target award; Mr. Determan received an annual cash incentive award equal to 158% of his target award; Mr. Dittmer received an annual cash incentive award equal to 125% of his target award; and Mr. Lorenger received an annual cash incentive award equal to 141% of his target award.  Base salary comprised no more than 31% of any Named Executive Officer's target direct compensation.

Long-Term Compensation.  In Fiscal 2014, 75% of each Named Executive Officer's long-term incentive compensation opportunity was granted in stock options, which vest in February 2018, and 25% was granted in performance-based cash awards earned over three annual performance periods.  Actual performance is measured each year, with one-third of the cash-based award earned based on economic profit achievement in each of the three years covered by the plan.  Achievement for each year in the performance period may range from 0% to 200% of one-third of the total cash-based award target.  The Board established economic profit targets in 2014 for each year in the three-year performance period.  No portion of the award will be paid out until the first quarter of fiscal year 2017, and a Named Executive Officer must remain continuously employed by the Corporation (other than leaving employment as a result of death, disability, retirement or in connection with a change in control of the Corporation) through the last day of fiscal year 2016 to receive a payout.

The significant portion of each Named Executive Officer's Fiscal 2014 compensation opportunity tied to achievement of objective financial and personal strategic goals and creation of long-term value for shareholders demonstrates the commitment of the Corporation, the Board and the Compensation Committee to pay for performance.  These executive compensation program governance policies demonstrate a commitment to good compensation program governance:

•	No perquisites. The Corporation, consistent with its longstanding culture, does not offer any perquisites to Named Executive Officers, other than standard relocation assistance.

•
Executive Stock Ownership Guideline.  Each Named Executive Officer is expected to demonstrate a commitment to the Corporation's member-owner culture and alignment with shareholders by achieving a specified level of stock ownership (4x base salary for Mr. Askren and 2x base salary for each other Named Executive Officer) within a specified time.  As of the Record Date, each Named Executive Officer met or exceeded the specified level of ownership.

•
Compensation Risk Assessment.  The Compensation Committee monitors the Corporation's compensation program for risk and annually oversees a multi-disciplinary process.  Based on the most recent assessment, the Compensation Committee believes the risks related to the Corporation's compensation program are not reasonably likely to have a material adverse effect on the Corporation.

•
Anti-Hedging.  The Corporation prohibits members (including the Named Executive Officers) or Directors from engaging in short-term or speculative transactions involving the Corporation's securities, including short sales, margin transactions and buying put or call options.

•
Clawbacks.  If financial results are significantly restated due to fraud or intentional misconduct, the Board will review any performance-based compensation paid to executive officers found to be personally responsible for the fraud or intentional misconduct leading to the restatement and may, to the extent permitted by law, seek recoupment of amounts paid in excess based on the restated financial results.

Philosophy and Objective of the Executive Compensation Program

The Corporation's Vision Statement contains its core beliefs and values, including creating long-term value for shareholders, being profitable and pursuing profitable growth.  The Corporation's management and Board believe aligning the compensation of the Corporation's senior management, who are most equipped to drive corporate performance and define corporate strategy, with shareholders and the Corporation's financial performance is integral to maintaining profitability and creating long-term shareholder value.  Governance of the executive compensation program, including hands-on involvement of the Compensation Committee, is guided by those principles.

Governance of the Executive Compensation Program

The Compensation Committee and Independent Directors. The Compensation Committee has primary responsibility for design and implementation of the executive compensation program.  The Compensation Committee designs compensation strategy and structure to assure:

•	alignment with the long-term interests of shareholders and members;
•	members are fairly and reasonably compensated relative to peers; and
•	consideration of both corporate and individual performance.

For Named Executive Officers other than the Chairman and CEO, the Compensation Committee reviews and approves base salary changes and Incentive Plan, Performance Plan and Supplemental Income Plan ("SIP") awards.  The Compensation Committee considers recommendations from the Chairman and CEO with respect to base salary changes and setting and achieving individual strategic objectives under the Incentive Plan for other Named Executive Officers.

For the Chairman and CEO, the Compensation Committee reviews and recommends to the Board for approval by the independent Directors base salary changes and Incentive Plan, Performance Plan and SIP awards.

All equity grants under the Stock Plan require approval by the independent Directors (for grants to the Chairman and CEO) or the Board (for grants to other Named Executive Officers), upon recommendation by the Compensation Committee.

The Corporation's Law, Finance and Member and Community Relations ("MCR") Departments support the Compensation Committee and the Board in a variety of ways related to executive compensation, including conducting executive compensation benchmark analysis, preparing compensation-related materials, providing recommendations on base salary changes and annual and long-term incentive compensation award targets and providing updates on corporate governance laws and best practices.

The Compensation Committee occasionally retains an outside compensation consultant to provide data and recommendations for structuring and designing the Corporation's executive compensation program, selecting a peer group for benchmarking and establishing competitive incentive award targets.  Neither the Corporation nor the Compensation Committee engaged a compensation consultant or advisor in Fiscal 2014.  The Compensation Committee engaged Frederic W. Cook & Co., Inc. ("FW Cook") to serve as the compensation consultant in Fiscal 2013 and determined, based on an analysis of relevant factors including those required by the SEC, FW Cook had no conflict of interest in providing services to the Compensation Committee.

The Role of Benchmarking and Market Data

Benchmarking is used by the Compensation Committee to:

•
compare the Chairman and CEO's base salary, annual and long-term incentive award opportunities and overall compensation to a defined peer group of companies the Corporation competes with for business, talent or both; and

•
survey data covering a wide range of companies to ensure the salaries, annual and long-term incentive award opportunities and overall compensation for the Named Executive Officers, other than the Chairman and CEO, are in line with similar roles at a broad base of other companies.

CEO and Chairman Benchmarking.  The Compensation Committee, in forming its recommendations regarding the Chairman and CEO's compensation in Fiscal 2014, benchmarked his compensation against the below-listed peer companies with assistance from FW Cook in late Fiscal 2013 and data provided by FW Cook to the Compensation Committee in Fiscal 2013.

Generally, a common feature of peer group companies is the Corporation may compete with them for talent, whether because they are in similar industries or share a similar level of business complexity, manufacturing approach, go-to market structure or other similarity.  The Compensation Committee also considered the relative size of the companies, including market capitalization and net sales, to determine which companies were comparable for inclusion in the peer group.   More detailed explanations are provided in the table below.

Company	Annual Revenues ($ billions)	Basis for Inclusion
A.O. Smith Corporation	$2.2	Revenue; sector (building materials manufacturing); comparable employee headcount
Actuant Corporation	$1.4	Revenue; industry (industrial manufacturing); business model featuring decentralized operating units
Armstrong World Industries, Inc.	$2.7	Sector (building materials and flooring manufacturing); serves North American new home and remodel construction market; comparable employee headcount
B/E Aerospace, Inc.	$4.1	Revenue; sector (aircraft cabin interior furniture, cabinetry and storage manufacturing)
Briggs & Stratton Corporation	$1.8	Revenue; industry (industrial and consumer goods manufacturing)
Carlisle Companies Incorporated	$3.1	Industry (industrial manufacturing); business model featuring decentralized operating units
Donaldson Company, Inc.	$2.5	Revenue; industry (industrial manufacturing)
Herman Miller, Inc.	$2.0	Revenue; sector (office furniture manufacturing)

Company	Annual Revenues ($ billions)	Basis for Inclusion
Knoll Inc.	$1.0	Sector (office furniture manufacturing)
Leggett & Platt, Incorporated	$4.0	Sector (furniture, fixtures and office furniture components manufacturing)
Lennox International Inc.	$3.3	Sector (building materials manufacturing); serves North American new home and remodel construction market; broad network of distribution channels
Lincoln Electric Holdings Inc.	$2.8	Industry (industrial manufacturing); comparable employee headcount
Regal Beloit Corporation	$3.2	Industry (industrial manufacturing); business model featuring decentralized, branded operating units serving unique markets
Snap-On Incorporated	$3.4	Sector (durable household products and consumer goods manufacturing); comparable employee headcount
Steelcase Inc.	$3.1	Sector (office furniture manufacturing); comparable employee headcount
Valmont Industries, Inc.	$3.2	Sector (metal manufacturing); growth by acquisition; comparable employee headcount

In Fiscal 2013, the Compensation Committee retained FW Cook to collect and analyze market information on several elements of total compensation for chairmen and chief executive officers of peer companies, including base salary, annual incentive, long-term incentive and total compensation.  To benchmark and determine Mr. Askren's base salary in 2014, the Compensation Committee utilized comparative data provided by FW Cook.

The Compensation Committee targets the sum of the Chairman and CEO's base salary, target annual incentive, target long-term incentive and target total compensation at the median of the peer group.

With respect to incentive compensation, the Compensation Committee utilized the CEO Compensation Review and updated information to:

•	derive the peer market median annual and long-term incentive compensation award targets;
•	derive the peer market median for base salary and total cash compensation paid, generally composed of base salary and annual incentive compensation; and
•	establish, together with the independent Directors, annual and long-term incentive compensation award targets for Fiscal 2014.

Market Data for Other Named Executive Officers.  The Compensation Committee, with the assistance of corporate expertise, annually monitors market levels of base salary and short- and long-term incentive compensation using the following commercially available, broad-based, comparative market compensation survey reports developed by independent professional organizations and covering more than 3,000 companies over a broad range of industries (collectively, the "Survey Reports"):

•	Towers Watson, U.S. Compensation Data Bank – General Industry Executive Database, Single Regression Report dated March 1, 2014;
•	Mercer Human Resource Consulting ("Mercer") – US Mercer Benchmark Database, Executive Compensation Survey dated August 1, 2014; and
•	Towers Watson Data Services – CompSource Online, Survey Report on Top Management Compensation dated February 1, 2014.

For purposes of the Compensation Committee's review, the Corporation provides information combining and averaging market data from the Survey Reports to balance data outliers and increase reliability.  No industry peer group is selected from the data in the Survey Reports for competitive review because the Corporation competes for executives across varied industries.  The Compensation Committee focuses on the scope and scale of the executive officer's responsibility as the most important benchmarking factors for attracting and retaining executive officers.

The Compensation Committee utilizes the Survey Reports to:

•
derive the approximate market median for base salary and total cash compensation paid at the time of appointment or change in responsibilities or when there has been a significant change in market compensation levels;

•	derive the approximate market median for target awards at the time of appointment or change in responsibilities or when there has been a significant change in market compensation levels; and
•	establish award targets.

Elements of Executive Compensation Program

The key elements of the Corporation's executive compensation program are:

Annual Compensation

Element	Description	Purpose
Base Salary	Fixed level of annual base compensation and the foundation for setting incentive compensation targets.
Compensate executive officers for performing their job duties, reward executive officers for continually improving their know-how and breadth of capabilities and maintain market competitive compensation.

Annual Incentive Award (Incentive Plan)
An award target equal to a percentage of base salary (120% for the Chairman and CEO, 75% for the other Named Executive Officers) and earned 60% on the achievement of an economic profit target for the Corporation or operating unit(s) and 40% on achievement of individual strategic objectives.
Focus the Named Executive Officers on pre-determined corporate financial goals and individual strategic objectives by rewarding achievement through performance-based incentive pay.

Long-Term Compensation

Element	Description	Purpose
Stock Options (Stock Plan)
Options to purchase shares of the Corporation's Common Stock with an exercise price equal to the stock closing price on the date of the grant, vesting four years and expiring ten years after the date of the grant.
Align executive compensation with long-term share price appreciation and enhance executive retention.
Performance-Based Cash Awards (Performance Plan)
A long-term, performance-based award incentive to earn cash compensation at the end of a three-year performance plan based on the achievement of pre-determined economic profit goals in each year covered by the plan.
Align executive compensation to the Corporation's long-term financial performance, a key driver in creating long-term shareholder value.

Other Benefit Plans

For a description of the other compensation and benefit plans available to Named Executive Officers, please see "Retirement and Other Compensation Plans" on page 30 of this Proxy Statement.  With the exception of a Supplemental Income Plan and Deferred Compensation Plan, the other plans available to the Named Executive Officers are generally available to the Corporation's members.

2014 Compensation Mix

For Fiscal 2014, the target compensation mix and actual compensation mix for Named Executive Officers is shown below (base salary, annual incentive and long-term incentive).  For the long-term portion, actual compensation mix was calculated based on actual 2014 performance under the Performance Plan for 2014-2016 (the "2014-2016 Plan") and assumed target achievement for 2015 and 2016 under the Plan.

Analyzing the Difference:  Target vs. Actual.  Actual Fiscal 2014 compensation for the Named Executive Officers differed from the target primarily as a result of economic profit (for the Corporation or its operating units) under the Incentive Plan exceeding the target levels.  This resulted in each Named Executive Officer receiving an award above target under the Incentive Plan, which increased the percentage of each Named Executive Officer's total compensation awarded for performance.

This variance between target and actual highlights the Corporation's pay for performance culture.  The Corporation generated strong economic profit in Fiscal 2014 and exceeded the aggressive targets established by the Board, resulting in Named Executive Officers receiving annual incentive compensation above target for strong performance.

Compensation Elements and Decisions in 2014

Base Salary.  For the Chairman and CEO, the Compensation Committee derives the base salary market median from the CEO Compensation Review.  For other Named Executive Officers, the Compensation Committee, with the assistance of the Corporation, derives the base salary market median from the Survey Reports.  For Fiscal 2014, the base salary for each Named Executive Officer other than Mr. Askren was at or below the market median for the relevant position.  For the reasons discussed under "Analysis of Base Salary Changes in 2014" on page 22 of this Proxy Statement, Mr. Askren's base salary was set slightly above the market median.

Based on individual circumstances, actual base salaries may be higher or lower than the market median based on the following factors, which are also considered annually by the Compensation Committee (and independent Directors in the case of the Chairman and CEO's base salary) when determining changes in base salary:

•	potential for further growth, development and advancement;
•	individual performance and competency; and
•	nature of experience both in service to the Corporation and other experience.

The Compensation Committee normally approves base salary changes annually at the Board meeting prior to the anniversary date of each officer's appointment.  The Compensation Committee conducts the Chairman and CEO's annual base salary review at the February Board meeting and all independent Directors participate with the Compensation Committee members in this review.

Analysis of Base Salary Changes in Fiscal 2014.  Based primarily on performance, personal growth and market factors, the Compensation Committee (and with respect to the Chairman and CEO's base salary, the independent Directors) awarded the following base salaries.

Name	2013Annual Base Salary ($)	2014 Annual Base Salary ($)	Increase ($)	Increase (%)	Approximate Market Median Annual Base Salary ($)	2014 Base Salary as Percentage of Market Median (%)
Stan A. Askren	880,310	1,050,000	169,690	19.3	974,380	108
Kurt A. Tjaden	391,595	407,260	15,665	4.0	419,124	97
Bradley D. Determan	397,485	413,385	15,900	4.0	456,549	91
Jerald K. Dittmer	440,285	457,895	17,610	4.0	527,861	87
Jeffrey D. Lorenger	366,860	425,000	58,140	15.8	465,423	91

The increases awarded to Messrs. Tjaden, Determan and Dittmer were generally consistent with the Corporation's average increase reflecting individual performance and market competitiveness.  In recognition of and to retain Mr. Lorenger with his significantly expanded scope of responsibilities as the new President, HNI Contract Furniture Group, his base salary increase was above average.  To retain Mr. Askren and in recognition of his demonstrated leadership, track record of performance over multiple economic cycles and significant capabilities highly relevant to the businesses and operations of the Corporation, and to improve the competitiveness of total compensation with peer group companies, the Compensation Committee recommended, and the independent Directors awarded, the increase in Mr. Askren's base salary to slightly above the peer group median.  Mr. Askren's total compensation opportunity at target economic profit achievement approximates the peer group median.

Annual Incentive Compensation.  For Fiscal 2014, key features of the Incentive Plan were:

Award Target as a % of Base Salary
Chairman and CEO	120%
Other Named Executive Officers	75%

Basis of Award Achievement
Achievement of Financial Goals	60%
Attainment of Individual Strategic Objectives	40%

As the Compensation Committee and the independent Directors believe the Chairman and CEO has the greatest potential impact on the Corporation's annual performance, his annual incentive compensation award target is a greater percentage of annual base salary than the targets for the other Named Executive Officers.

For Fiscal 2014, economic profit achievement representing a 50 percent payout level reflects threshold performance required to receive a payout, while economic profit achievement representing a 200 percent payout level reflects the maximum incentive for exceptional performance.

Analysis of 2014 Financial Performance Goals.  The Board evaluated and approved economic profit goals under the Incentive Plan for the Corporation and each operating unit for Fiscal 2014 at the February 2014 Board meeting.

HNI – 2014 Annual Incentive Plan Matrix.

The Named Executive Officers eligible for awards based on the financial performance of the Corporation are Messrs. Askren and Tjaden.  For Fiscal 2014, the economic profit goal for the Corporation as a whole was $23.6 million, and actual economic profit achievement was $35,949,000, resulting in a 200% percent payout as reflected in the table below.  Economic profit achievement was above the target primarily due to strong commercial sales of office furniture products and strong sales of hearth products.  The delivery of economic profit above target level resulted in payouts above target under the financial portion of the Incentive Plan for Messrs. Askren and Tjaden.

Economic Profit Achievement ($)	Financial Component of Annual Incentive Compensation Award – Payout (%)
Less than $12,678,000	0%
$12,678,000	50%
$18,155,000	75%
$23,632,000	100%
$25,218,000	125%
$26,805,000	150%
$28,391,000	175%
$29,977,000	200%

Messrs. Askren and Tjaden earned payouts of $1,512,000 and $366,532, respectively, under the financial component of the Incentive Plan.  These amounts were calculated as follows:

•	For Mr. Askren: ($1,260,000 * 60%) * 200%.
•	For Mr. Tjaden: ($305,444 * 60%) * 200%.

Messrs. Determan, Dittmer and Lorenger are eligible for awards based on the financial performance of each executive's individual area of responsibility (one or more operating units).  This structure aligns executives' interests with the financial performance of their relevant areas of responsibility.

The financial component of Mr. Determan's annual incentive compensation award is based on achievement of the economic profit goal of Hearth & Home Technologies ("HHT") (HHT is the only operating unit included in the Corporation's hearth products operating segment).  For Fiscal 2014, the economic profit goal for HHT was $14.8 million, and economic profit achievement was $28,500,000, resulting in a 200% payout.

HHT – 2014 Annual Incentive Plan Matrix.

Economic Profit Achievement ($)	Financial Component of Annual Incentive Compensation Award – Payout (%)
Less than $9,818,000	0%
$9,818,000	50%
$12,314,000	75%
$14,810,000	100%
$16,105,000	125%
$17,400,000	150%
$18,695,000	175%
$19,990,000	200%

Mr. Determan earned a payout of $372,047 under the financial component of the Incentive Plan.  This amount was calculated as follows:  ($310,040 * 60%) * 200%.

The financial component of Mr. Dittmer's annual incentive compensation award is based on the achievement of the economic profit goals of The HON Company ("HON") and Artcobell, the Corporation's operating units for which he is responsible.  The financial component of Mr. Lorenger's annual incentive compensation award is based on achievement of the economic profit goals of Allsteel, Gunlocke, HBF and Paoli, the Corporation's operating units for which he is responsible.  The Corporation considers the economic profit goals and achievements of HON, Artcobell, Allsteel, Gunlocke, HBF and Paoli confidential and does not disclose them, or individual operating company results, publicly.

As for all Named Executive Officers, the economic profit performance goals for Messrs. Dittmer and Lorenger are set aggressively and require superior performance by the officers and their corresponding operating units and areas of responsibility.  Nonetheless, because the Corporation and Board expect superior performance on a consistent basis, Messrs. Dittmer and Lorenger are expected to achieve 100 percent of target over time on the financial component of their respective annual incentive compensation awards under the Incentive Plan.

Analysis of 2014 Individual Strategic Objectives.  A summary of each Named Executive Officer's individual strategic objectives for Fiscal 2014 is shown below.

Name	Individual Strategic Objectives
Stan A. Askren
• enhance customer value and market impact by enhancing brand strength, tailoring and focusing business and selling models and driving impactful product and solutions development;
• build best cost, lean enterprise by leading business system transformation, accelerating HNI-wide leverage and driving consistent flawless execution; and
• enhance culture and capabilities by leveraging core culture and values and enhancing member engagement, leadership development and diversity.

Kurt A. Tjaden
• provide leadership in achievement of breakthrough objectives and implementation of directed portfolio management;
• lead business system transformation to successful implementation, and drive achievement of breakthrough value-creation targets;
• lead corporate finance and information technology functions to deliver efficient and effective processes, increased value creation and enhanced organization capacity/capability, along with specified annual savings; and
• drive continued portfolio management strategies and philosophy, accelerate positive contributors and transform challenges.

Bradley D. Determan
• build HHT experience of the customer capabilities;
• drive for breakthrough financial results and increased profitability;
• build business process improvement capability and capacity; and
• implement portfolio management processes to optimize profitability.

Jerald K. Dittmer
• drive HON product portfolio by enhancing HON product offering to increase market share, profitability and brand loyalty;
• drive sales growth through implementing enhanced selling capabilities and optimizing HON's presence in transactional channels; and
• lead transformation and acceleration of HON brand experience, e-commerce, business system transformation and critical talent.

Jeffrey D. Lorenger
            • lead HNI Contract Furniture Group transformation and achievement of breakthrough objectives;
            • develop product portfolio management team to deliver improved profit margins and achieve reduced complexity and enhanced profitability for product specials;
            • lead HNI Contract Furniture Group business system transformation; and
            • accelerate growth investments to achieve sales and profitability targets.

The Compensation Committee and the Chairman and CEO (and with respect to the Chairman and CEO, the independent Directors) determined the Named Executive Officers delivered significant results on the stated goals resulting in attainment of individual strategic objectives from 95% to 115%.

2014 Incentive Plan Aggregate Payouts.  The table below sets forth detailed information regarding the aggregate payouts under the Incentive Plan for each Named Executive Officer for Fiscal 2014:

Name	Annual Incentive Compensation Award Target ($)	Actual Award Payout Attributable to Financial Goals ($)	Actual Award Payout Attributable to Strategic Objectives ($)	Total Payout ($)	Actual Payout as % of Target (%)
Stan A. Askren	1,260,000	1,512,000	546,840	2,058,840	163
Kurt A. Tjaden	305,444	366,532	122,177	488,710	160
Bradley D. Determan	310,040	372,047	117,815	489,862	158
Jerald K. Dittmer	343,422	295,892	134,621	430,514	125
Jeffrey D. Lorenger	318,750	301,601	146,625	448,226	141

Each Named Executive Officer received the 2014 Incentive Plan award payout in cash.

Long-Term Incentive Compensation.  In Fiscal 2014, the Compensation Committee (and in the case of the Chairman and CEO, the independent Directors) awarded long-term incentive compensation in the form of Performance Plan awards (25 percent) and stock options (75 percent).  The mix of stock options and a Performance Plan award appropriately achieved the goal of focusing executives on the creation of long-term value by rewarding long-term financial performance and stock price appreciation.

The table below shows the long-term incentive compensation award targets for each Named Executive Officer.

Name	Total Long-Term Incentive Compensation Target ($)	Total Long-Term Incentive Compensation Award Target (% of Annual Base Salary at Time of Award)
Stan A. Askren	3,150,000	300
Kurt A. Tjaden	587,391	150
Bradley D. Determan	596,231	150
Jerald K. Dittmer	770,499	175
Jeffrey D. Lorenger	743,750	175

Stock Options Granted in 2014. In Fiscal 2014, the Board granted stock options to each Named Executive Officer on February 12, 2014.  The exercise price for stock options, which is the closing price of a share of Common Stock on the date of grant, was $34.78 per share.  See the option valuation table below for additional details regarding stock option awards in Fiscal 2014 for each Named Executive Officer:

Name	Targeted Value of Stock Options Granted in 2014 ($)(1)	Number of Stock Options Granted (#)
Stan A. Askren	2,362,497	167,791
Kurt A. Tjaden	440,549	31,289
Bradley D. Determan	447,167	31,759
Jerald K. Dittmer	577,871	41,042
Jeffrey D. Lorenger	557,807	39,617
_______________
Notes

(1)
The Black-Scholes option value for award purposes was $14.08 and differs from the Black-Scholes option value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation ("FASB ASC Topic 718"), for financial statement reporting purposes ($10.48).  The difference between the Black-Scholes option value for award purposes and the Black-Scholes option value for financial statement reporting purposes results from utilizing a ten-year option life when calculating the value of an award and a six-year expected option life when reporting the value of the award under FASB ASC Topic 718.  Utilization of the ten-year option life when calculating the value of an award results in fewer options granted to executives due to the higher option value produced.

Analysis of 2014-2016 Plan and Awards Earned. The 2014-2016 Plan award covers a three-year performance period (2014, 2015 and 2016).  Each year of the performance period is viewed separately, with one-third of the award eligible to be earned (ranging from 25 percent of the target if the threshold level of economic profit is achieved to 200 percent of the target if the breakthrough level of economic profit is achieved).  The Compensation Committee recommended, and the Board approved, the economic profit goals for each year in the performance period in February 2014, with a base level of economic profit achievement equal to a 100 percent payout and breakthrough level of economic profit achievement equal to a 200 percent payout.

Economic profit achieved by the Corporation in Fiscal 2014 represented (i) the performance goal for the first year of the 2014-2016 Plan, (ii) the performance goal for the second year of the Performance Plan for 2013-2015 (the "2013-2015 Plan") and (iii) the final year of the Performance Plan for 2012-2014 (the "2012-2014 Plan").  For Fiscal 2014, the Corporation's economic profit was:

•	$12.7 million under the 2012-2014 Plan, resulting in an earned award of 40% for Fiscal 2014;
•	$13.4 million under the 2013-2015 Plan, resulting in an earned award of 77% for Fiscal 2014; and
•	$9.8 million, under the 2014-2016 Plan, resulting in an earned award of 35% for Fiscal 2014.

The difference between the economic profit for Fiscal 2014 under the three plans is attributable to the use of a different weighted average cost of capital assumption (as one target was set in 2012, one was set in 2013 and the other in 2014) and the phase-in of goodwill related to companies acquired after the target was established.  A discussion of the 2012-2014 and 2013-2015 Plans was contained in the Proxy Statement for the 2013 Annual Meeting and the 2014 Annual Meeting, respectively.

Fiscal 2014 HNI Economic Profit Matrix

Payout %	Economic Profit Achievement for Fiscal 2014
	2014-2016 Plan	2013-2015 Plan	2012-2014 Plan
25%	7,000,000	(1,000,000)	3,622,000
50%	14,000,000	6,000,000	18,328,000
75%	20,000,000	13,000,000	33,034,000
100%	26,000,000	20,000,000	47,740,000
125%	28,000,000	25,000,000	59,070,000
150%	29,000,000	31,000,000	70,400,000
175%	30,000,000	36,000,000	81,731,000
200%	31,000,000	42,000,000	93,061,000

The economic profit target and payouts for Fiscal 2014 differ between the 2014-2016 Plan, the 2013-2015 Plan and the 2012-2014 Plan as a result of the Compensation Committee recommending, and the Board approving, an economic profit target for each year in a Performance Plan at the beginning of the Performance Plan (e.g., the Fiscal 2014 economic profit target under the 2012-2014 Plan was set in February 2012).  The differences in target value result primarily from changing assumptions on national and global economic performance as well as an additional year of actual performance information for the Corporation.

The Named Executive Officers earned the following amounts under the Performance Plan based on Fiscal 2014 performance:

Name	Performance Plan	Target Award for 2014 Performance Period ($)	Actual 2014 Performance Period Achievement (%)	Award Earned for 2014 Performance Period Achievement ($)
Stan A. Askren	2014-2016 2013-2015 2012-2014 Total	262,500 220,077 210,600 693,177	35% 77% 40%	91,875 169,459 84,240 345,574
Kurt A. Tjaden	2014-2016 2013-2015 2012-2014 Total	48,949 47,294 45,475 141,718	35% 77% 40%	17,132 36,416 18,190 71,739
Bradley D. Determan	2014-2016 2013-2015 2012-2014 Total	49,686 48,006 46,382 144,074	35% 77% 40%	17,390 36,964 18,553 72,907
Jerald K. Dittmer	2014-2016 2013-2015 2012-2014 Total	64,208 52,919 51,253 168,380	35% 77% 40%	22,473 40,758 20,501 83,732
Jeffrey D. Lorenger	2014-2016 2013-2015 2012-2014 Total	61,979 44,200 42,500 148,679	35% 77% 40%	21,693 34,034 17,000 72,727

While the amounts under the 2014-2016 Plan and the 2013-2015 Plan have been earned by the Named Executive Officers, no portion of the Performance Plan award is payable unless the Named Executive Officer is continuously employed by the Corporation through the end of the performance period (the last day of the last fiscal year covered by the Performance Plan).  Any early termination of employment other than due to death, disability, retirement or a change in control of the Corporation prior to the end of the three-year period results in forfeiture of any outstanding awards.  Payout of amounts earned under the Performance Plan is scheduled to occur in the first quarter of the year following the last year in the Performance Plan (e.g., first quarter 2016 for the 2013-2015 Plan).  Payout of the amounts earned under the 2012-2014 Plan was made in February 2015.

Incentive Compensation Philosophy and Plans

Incentive compensation during Fiscal 2014 was awarded under the Corporation's Stock Plan (stock options), the Performance Plan (long-term cash-based performance awards) and the Incentive Plan (annual cash-based performance awards).  These plans and the incentive compensation philosophy of the Corporation are described below to supplement the analysis of Fiscal 2014 awards above.

Incentive Compensation Philosophy.  The Compensation Committee typically approves (or recommends to all independent Directors for approval in the case of the Chairman and CEO) overall incentive compensation award targets, consisting of annual and long-term incentive compensation award targets, for each Named Executive Officer slightly above the market median to:

•	emphasize pay for performance;
•	align executive and shareholder interests; and
•	encourage the achievement of established financial performance goals and individual strategic objectives.

The incentive compensation award, at the target level, is set to provide Named Executive Officers with market-competitive compensation.  The Compensation Committee does not target actual payouts of annual or long-term incentive compensation at the market median.  To achieve a payout at 100 percent of target for either annual or long-term incentive compensation awards, executives must achieve strong results relative to economic and competitive conditions.

Incentive Plan.  The Named Executive Officers are eligible for annual incentive compensation under the Incentive Plan.  The Incentive Plan motivates executives annually to achieve specific financial performance goals and individual strategic objectives.  The weighting between corporate financial goals (60%) and individual objectives (40%) encourages the proper focus by the Named Executive Officers on both annual financial returns and individual contributions to the Corporation's strategic objectives.

The awards are paid in February following the fiscal year for which they are earned, subject to a participant's employment with the Corporation on the last day of the fiscal year for which an award is earned.  Any early termination of employment other than due to death, disability, retirement or a change in control of the Corporation prior to the end of the performance period results in forfeiture of any outstanding awards.  The awards are paid in cash unless the executive requests and the Compensation Committee approves taking the payment or part of the payment in the form of Common Stock or the Compensation Committee determines, in its sole discretion, the executive's respective stock ownership level under the Executive Stock Ownership Guideline does not reflect appropriate progress toward the executive's five-year goal.

Financial Performance Goals.  Economic profit is the measurement for financial performance goal achievement because it promotes the simultaneous optimization of growth, earnings and capital efficiency.  Economic profit is defined as after-tax operating profit less a charge for invested capital.  The Corporation views economic profit as the best indicator of long-term shareholder value creation.

Each year, management prepares an annual financial plan the Board approves and the Compensation Committee utilizes to establish economic profit goals, which the Board also approves.  The economic profit goals are based on current strategic market conditions (e.g., strength of the housing market, global economy or corporate earnings) and business opportunities (e.g., launch of new product line or integration of recently acquired business).  The Board evaluates and approves separate economic profit goals for the Corporation and each operating unit.

Economic profit goals are tied to a predetermined payout percentage shown in an award matrix.  Payout achievement percentages range between 0 and 200 percent of target based on economic profit achievement.  Payout levels are expected to be between 80 and 120 percent of target in most years and average approximately 100 percent of target over time.  The Compensation Committee establishes the target level of economic profit as an aggressive but achievable goal for the Corporation as a whole or any operating unit based on economic and competitive conditions at the time goals are established.  Economic profit achievement representing a 50 percent payout level reflects threshold performance required to receive a minimum payout, while economic profit achievement representing a 200 percent payout level reflects the maximum incentive for exceptional performance.  Achievement at or below the 50 percent payout threshold or achievement of a 200 percent payout level is expected to occur infrequently.

Individual Strategic Objectives.  Each Named Executive Officer's individual strategic objectives are based on broad strategic objectives of the Corporation or one or more operating units and are defined and measured within the Corporation's fiscal year.  The independent Directors annually review and approve the Chairman and CEO's individual strategic objectives.  The Chairman and CEO annually reviews and approves the individual strategic objectives of each other Named Executive Officer.  Individual strategic objectives are designed to focus each Named Executive Officer on those matters having a significant impact on their individual area of responsibility.
At year-end, each Named Executive Officer evaluates their performance against their individual strategic objectives.  The Chairman and CEO, after reviewing these self-evaluations, recommends the achievement percentage for each other Named Executive Officer's individual strategic objectives for Compensation Committee approval.  The independent Directors, after reviewing the Chairman and CEO's self-evaluation, determine the achievement percentage of the Chairman and CEO's individual strategic objectives.  Achievement percentages for each objective range from 0 to 125 percent.  There is no threshold performance level for the individual strategic objective component of the annual incentive compensation award.

While the financial economic profit goal and the individual strategic objectives are evaluated and achieved separately, the individual strategic objectives of a Named Executive Officer are broadly tied to financial performance for the Corporation or operating unit(s) and may impact the portion of the officer's annual incentive compensation award based on the Corporation's or operating unit's financial performance.

Long-Term Incentive Compensation.  Long-term incentive compensation is designed to focus executives on long-term value creation measured by objective financial performance metrics and long-term stock price appreciation and incent executives to remain with the Corporation.  Long-term incentive compensation is provided through annual:

•	performance-based awards with rolling three-year performance periods under the Performance Plan; and
•	equity grants to select executives, including all Named Executive Officers, under the Stock Plan.

In most years, the two types of long-term incentive compensation provide an appropriate balance between emphasizing financial performance (Performance Plan awards) and stock price performance (stock options).  The Compensation Committee and the Board annually evaluate and approve the award targets to strike the appropriate balance between Performance Plan awards and stock options for each Named Executive Officer.

Performance Plan. Economic profit is used as the performance measure for the Performance Plan for the reasons described under "Incentive Compensation Philosophy and Plans – Incentive Plan – Financial Performance Goals" on page 28 of this Proxy Statement.  Under the Performance Plan, economic profit is defined as after-tax operating profit less a charge for invested capital, with cash normalized to a fixed amount for purposes of the calculation.  The amount of economic profit calculated under the Performance Plan differs from economic profit under the Incentive Plan because the Performance Plan's definition of economic profit assumes cash to be a fixed amount for purposes of the calculation.  A fixed level of cash is assumed under the Performance Plan to eliminate the effect on long-term compensation of a change in corporate cash management strategy during the period.

Each year of a performance period is viewed separately, with one-third of the award eligible to be earned (ranging from 25 percent of the target if the threshold level of economic profit is achieved to 200 percent of the target if the breakthrough level of economic profit is achieved).  The Performance Plan award has a 25 percent annual threshold level of economic profit achievement required to earn an award for the year.  Economic profit achievement representing a 100 percent payout level is established as an aggressive but achievable goal for the Corporation based on economic and competitive conditions at the time goals are established.  Payout levels are expected to average approximately 100 percent across multiple performance periods and failure to achieve a 25 percent payout level or achievement of a 200 percent payout level will occur infrequently.  For information on how the Compensation Committee and/or independent Directors determine the long-term incentive compensation award targets and corresponding market medians for each Named Executive Officer, see "The Role of Benchmarking and Market Data" on page 19 of this Proxy Statement.

Stock Option Awards.  Under the Stock Plan, the Board grants stock options with an exercise price equal to the closing price of a share of Common Stock on the date of grant.  Annual grants typically occur at the February Board meeting.  The Board may grant stock options, Performance Plan awards or restricted stock units ("RSUs") throughout the year for a new hire, a significant promotion or other special circumstances.  The amount of income realized by an executive from an option is equal to the stock appreciation between the grant and the exercise dates, which aligns the interests of the Named Executive Officers with the long-term value creation for shareholders.  Stock option grants are limited to a group of executives (73 in Fiscal 2014, including all Named Executive Officers) who have the ability through their leadership and strategic actions to significantly impact the Corporation's long-term performance and, consequently, its stock price.  In its history, the Corporation has never re-priced stock options.

The Corporation uses the Black-Scholes option valuation method to calculate the number of options granted, which is based on the targeted dollar value of the award.  All stock options cliff-vest four years and expire ten years after the date of grant.  Early termination of employment other than due to death, disability, retirement or a change in control of the Corporation results in forfeiture of unvested option awards and a reduction in the exercise period of vested option awards.  This policy is designed to motivate executives to focus on long-term value creation and support retention.

Retirement and Other Compensation Plans

The descriptions below summarize other compensation and retirement plans in which Named Executive Officers are eligible to participate.  These plans do not change significantly from year to year, and other than participation in the SIP, do not involve annual compensation decisions by the Compensation Committee or the Board.

Supplemental Income Plan.  The SIP is available to select key executives who consistently earn income above compensation caps on the qualified plan (i.e., 401(k) plan) and cash profit-sharing benefits.  The 2014 statutory compensation limit for qualified plan and cash profit-sharing benefits was $260,000.  Any compensation in excess is excluded from the eligible earnings used to calculate the benefits.

Each year, the Compensation Committee approves and the Board ratifies participation in the SIP.  The SIP provides a benefit to the plan's participants, including the Named Executive Officers, equal to the additional amounts the participants would have earned had the Corporation's qualified plan and cash profit-sharing benefits not been subject to compensation caps, except no income attributable to the Performance Plan is considered.  The benefit is paid on an after-tax basis in the form of shares of Common Stock issued under the Stock Plan or cash at the discretion of the Compensation Committee.

In Fiscal 2014, the Compensation Committee determined all SIP benefits would be in the form of shares of Common Stock.  The SIP shares cannot be transferred by sale, pledge, gift or otherwise while the participant is employed by the Corporation.  The number of shares of Common Stock is calculated by dividing the amount of the benefit by the closing price of a share of Common Stock on the date the benefit is paid, with cash payable in lieu of any fractional share.  The Corporation pays all SIP benefits on the first day of its March fiscal month (or the next closest business day if the day is a weekend or holiday) of each year.  Participation in the SIP is provided to assure the overall competitiveness of the executive compensation program.  The transfer restriction on SIP shares is intended to facilitate long-term stock ownership by executives, thereby further aligning the interests of executives with the interests of shareholders.

Deferred Compensation Plan.  Executives eligible for compensation under the Incentive Plan, which include all Named Executive Officers, are eligible to participate in the HNI Corporation Executive Deferred Compensation Plan (the "Deferred Plan").  The Deferred Plan allows executives to voluntarily defer base salary, Incentive Plan awards, Performance Plan awards, SIP benefits and other amounts.  The Deferred Plan allows eligible executives to voluntarily defer the receipt of compensation to supplement retirement and achieve personal financial planning goals.  Amounts can be deferred to a cash account earning interest at a rate set each year at one percent above the prime interest rate or to a notional stock account in the form of nonvoting share units fluctuating in value based on the price increase or decrease of Common Stock and earn dividends distributed to all shareholders.  The dividends are automatically reinvested for each participant to acquire additional nonvoting share units.  For any cash compensation deferred to the notional stock account, the number of nonvoting share units is determined by dividing the amount of the compensation by the fair market value of a share of Common Stock on the date the compensation would have otherwise been paid.  Each participant elects, on an annual basis, the date or dates of distribution (i.e., a participant can elect a lump-sum distribution or distribution via annual installments not to exceed 15) of any deferred amounts.  During Fiscal 2014, Messrs. Askren and Determan were the only Named Executive Officers who participated in the Deferred Plan.

Profit-Sharing Retirement Plan.  Each Named Executive Officer participates in the HNI Corporation Profit-Sharing Retirement Plan (the "Retirement Plan").  The Retirement Plan is a defined contribution plan including both pre- and after-tax member contributions as well as various employer contributions and is generally available to all members.  Members are eligible to make voluntary (pre- and/or after-tax) contributions immediately upon hire.  One year of service is typically required to be eligible for employer contributions.  Each Named Executive Officer is eligible for employer contributions.  These contributions are reflected in the "All Other Compensation" Column of the Summary Compensation Table.

Cash Profit-Sharing Plan.  Each Named Executive Officer participates in and is eligible for distributions under the HNI Corporation Cash Profit-Sharing Plan (the "Cash Profit-Sharing Plan").  The Cash Profit-Sharing Plan consists of cash profit-sharing calculated and generally paid twice per year.  The actual amount of the profit-sharing benefit paid is based upon the profitability (net profit) of each respective operating unit for those members employed by an operating unit or consolidated adjusted net profit of the Corporation for those members employed directly by the Corporation.  Members (who are not members of a bargaining unit) are generally eligible to participate after completion of one year of continuous service.  To be eligible for distribution, a member must be:

•	employed at the date of distribution (including on leave of absence or receiving disability pay);
•	retired in accordance with the retirement policy during the most recent profit-sharing period; or
•	terminated due to disability.

Amounts paid to the Named Executive Officers under the Cash Profit-Sharing Plan are reflected in the "Bonus" Column of the Summary Compensation Table.

Change in Control, Post-Employment and Other Events

No Named Executive Officer has an employment contract with the Corporation, consistent with the Corporation's general practice.  Certain executives, including the Named Executive Officers, have entered into a Change In Control Employment Agreement ("CIC Agreement") with the Corporation.  The CIC Agreement is designed to assure continuity of executive management during a threatened takeover and ensure executive management is able to objectively evaluate any CIC proposal and act in the best interests of shareholders during a possible acquisition, merger or combination.  Benefits payable under the CIC Agreements have a "double trigger," which means payments under the CIC Agreements are triggered only by termination of the executive by the Corporation other than for cause or disability or by the executive terminating employment for good reason.  Please see "Potential Payments Upon Termination or Change in Control" for a discussion of the terms of the CIC Agreements.

Upon a change in control or upon retirement eligibility, certain awards granted under the Incentive Plan, the Performance Plan and the Stock Plan become immediately vested or payable and are not conditioned on a termination of employment.  Please see "Potential Payments Upon Termination or Change in Control" for a discussion of the effect of a change in control and retirement eligibility on awards granted under benefit plans.

Other Features of the Executive Compensation Program

Perquisites. Consistent with its longstanding culture, the Corporation does not provide executives with any special or unique perquisites, for example company cars or club memberships.  Relocation assistance is provided to executives under a relocation program broadly available for employees transferred within the Corporation and newly hired professional employees.  Executives participate in the same health, retirement, profit sharing, disability and life insurance programs and member stock purchase plan as other members.  The dollar value of Corporation-paid life insurance premiums under the HNI Corporation Group Term Life Insurance Plan ("Life Insurance Plan") for each Named Executive Officer is reflected in the "All Other Compensation" Column of the Summary Compensation Table.

Anti-Hedging Policy.  The Corporation's Insider Trading Policy prohibits officers (including the Named Executive Officers) or Directors from hedging their ownership of the Corporation's Common Stock (including prepaid variable forwards, equity swaps, collars and exchange funds), engaging in short sales or purchasing put or call options, pledging their shares of the Corporation's Common Stock, holding them in a margin account or engaging in short-term transactions with shares of the Corporation Common Stock.  This policy is designed to ensure alignment of officers and Directors with shareholders and requires them to bear the full economic risk of share ownership.  Each Named Executive Officer is in compliance with the Corporation's anti-hedging policy.

Executive Stock Ownership Guideline.  The Board has adopted an Executive Stock Ownership Guideline based on the belief key executives should have a significant ownership interest in the Corporation's stock.  Under the guideline, ownership levels are provided for executives to acquire and hold a recommended ownership interest in the Corporation's stock based on their position and compensation level.  The guideline is intended to align the interests of key executives with shareholder interests.  The guideline ownership levels are shown below:

Position	$ Value of Shares
Chairman of the Board, President and CEO	4.0 x Base Salary
Operating Company (Unit) Presidents, Chief Financial Officer and Executive Vice Presidents	2.0 x Base Salary
Other Officers	1.5 x Base Salary

Executives are encouraged to reach their respective stock ownership level within five years of the date the individual assumes an executive position covered by the guideline.  The Compensation Committee annually reviews each executive's progress toward the goal.  The Compensation Committee can specify a percentage of the executive's annual incentive compensation be paid in shares of Common Stock if it determines an executive is not achieving appropriate progress toward the goal.

In addition, the guideline credits the executive with vested shares allocated to the executive under the qualified and non-qualified retirement plans and with the number of shares (net of the exercise price) issuable to the executive if he exercised vested, in-the-money stock options.  Each Named Executive Officer has achieved the specified level of ownership.

Executive Compensation Clawback.  If financial results are significantly restated due to fraud or intentional misconduct, the Board will review any performance-based compensation paid to executive officers who are found to be personally responsible for the fraud or intentional misconduct leading to the restatement and may, to the extent permitted by law, seek recoupment of amounts paid in excess of the amounts based on the restated financial results.

Tax Deductibility of Executive Compensation.  The Corporation typically seeks to maximize the tax deductibility of components of executive compensation where appropriate.  Section 162(m) limits the ability of public companies to deduct compensation in excess of $1,000,000 paid annually to the chief executive officer and the three other most highly compensated executive officers, not including the chief financial officer.  There are exceptions to this limit, including compensation qualified as "performance-based."  The portion of the Incentive Plan award linked to financial performance and any Performance Plan and stock option awards complied with the exception to Section 162(m) and are not considered in determining the $1,000,000 limit.  In Fiscal 2014, portions of Mr. Askren's salary and other compensation exceeded the Section 162(m) limit and were not deductible by the Corporation.

Impact of Prior Compensation in Setting Elements of Compensation

Prior compensation of the Named Executive Officers does not generally impact how elements of current compensation are set.  The independent Directors and the Compensation Committee believe the competitive environment mandates current total compensation be sufficient to attract, motivate and retain top management.  The Compensation Committee analyzes outstanding equity grants, outstanding Incentive Plan and Performance Plan awards and ownership of Common Stock for each Named Executive Officer to ensure future stock equity grants, Incentive Plan and Performance Plan awards, CIC Agreements and other benefits provide appropriate and relevant incentives to the executives.  Based on the current analysis, the Compensation Committee believes prior compensation will not impact the ongoing effectiveness of the compensation objectives.

Say on Pay Vote Results

The Corporation held its annual advisory vote to approve Named Executive Officer compensation at the 2014 Annual Meeting.  Approximately 98% of the votes cast by shareholders were in favor of the compensation program for Named Executive Officers described in the Corporation's proxy statement for the 2014 Annual Meeting.  The Compensation Committee reviewed its Named Executive Officer compensation decisions with respect to Fiscal 2014 in light of this substantial shareholder support and further considered the results of the advisory vote when making Named Executive Officer compensation decisions in early Fiscal 2014.  Given the significant shareholder support voiced through the advisory vote to approve Named Executive Officer compensation, the Compensation Committee continued to apply substantially the same principles in determining the amounts and structure of executive compensation and renewed its commitment to paying for performance.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A, which begins on page 17 of this Proxy Statement, with management, and based on review and discussions, the Compensation Committee recommended to the Board the CD&A be included in this Proxy Statement.

HUMAN RESOURCES AND COMPENSATION COMMITTEE
Dennis J. Martin, Chairperson
Miguel M. Calado
Ronald V. Waters, III

Summary Compensation Table

The table below shows the compensation awarded to, earned by or paid to each of the Named Executive Officers for Fiscal 2014, Fiscal 2013 and Fiscal 2012.  The Corporation does not have employment agreements with any of its executives.  While employed, executives are entitled to base salary, participation in the executive compensation programs identified in the tables below and discussed in the CD&A and other benefits common to all members.  The performance-based conditions associated with Performance Plan and Incentive Plan awards as well as salary and bonus in proportion to total compensation are discussed in detail throughout the CD&A, which begins on page 17 of this Proxy Statement.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)
Stan A. Askren Chairman, President and Chief Executive Officer, HNI Corporation	2014 2013 2012	1,050,612 875,934 838,662	9,841 7,395 3,763	-- -- --	1,758,450 1,802,901 1,812,421	2,404,414 1,781,233 1,104,662	230,722 149,032 138,110	5,454,039 4,616,496 3,897,617
Kurt A. Tjaden Vice President and Chief Financial Officer, HNI Corporation	2014 2013 2012	405,149 383,190 369,117	9,841 7,395 3,763	-- -- --	327,909 387,443 391,353	560,448 445,521 326,307	73,753 55,561 38,036	1,377,101 1,279,110 1,128,576
Bradley D. Determan Executive Vice President, HNI Corporation President, Hearth & Home Technologies Group	2014 2013 2012	415,526 392,576 379,300	15,224 10,188 4,112	-- -- --	332,834 393,269 399,164	562,770 599,073 514,017	54,977 85,842 43,468	1,381,331 1,480,948 1,340,060
Jerald K. Dittmer Executive Vice President, HNI Corporation President, The HON Company	2014 2013 2012	463,654 437,354 421,045	11,180 10,111 10,538	-- -- --	430,120 433,523 441,087	514,235 520,560 420,604	101,172 91,495 81,743	1,520,361 1,493,042 1,375,017
Jeffrey D. Lorenger Executive Vice President, HNI Corporation President, HNI Contract Furniture Group	2014 2013 2012	425,347 365,075 --	8,385 7,752 --	-- --	415,186 635,159 --	520,953 391,574 --	67,022 59,055 --	1,436,892 1,458,616 --
_____________
Notes

(1)	The amounts in this column reflect the payments of cash profit-sharing during calendar years 2014, 2013 and 2012 under the Cash Profit-Sharing Plan.

(2)	No stock awards were granted in Fiscal 2014, Fiscal 2013 or Fiscal 2012.

(3)
The amounts in this column reflect the aggregate grant date fair value of stock options granted in Fiscal 2014, Fiscal 2013 and Fiscal 2012 under the Stock Plan computed in accordance with FASB ASC Topic 718.  Assumptions used in the calculations of these amounts are included in the footnote titled "Stock-Based Compensation" to the Corporation's audited financial statements for:  (i) Fiscal 2014 included in the Corporation's Annual Report on Form 10-K for the year ended January 3, 2015; (ii) Fiscal 2013 included in the Corporation's Annual Report on Form 10-K for the year ended December 28, 2013; and (iii) Fiscal 2012 included in the Corporation's Annual Report on Form 10-K for the year ended December 29, 2012.

(4)
The amounts in this column include annual incentive compensation awards earned in Fiscal 2014, Fiscal 2013 and Fiscal 2012 under the Incentive Plan.  The awards earned in Fiscal 2014 were paid in February 2015.  For Fiscal 2014, in addition to awards earned under the Incentive Plan, this column also includes the cash portion of Performance Plan awards earned for the 2014 portion of the 2012-2014 Plan, the 2013-2015 Plan and the 2014-2016 Plan.  The 2012-2014 Plan award was paid in February 2015 and was subject to continuous employment through the last day of Fiscal 2014. The 2013-2015 Plan award will not be paid until 2016 and is subject to continuous employment through the last day of fiscal year 2015.  The 2014-2016 Plan award will not be paid until 2017 and is subject to continuous employment through the last day of fiscal year 2016.  The breakdown between the Incentive Plan and the Performance Plan awards for Fiscal 2014 is as follows:  Mr. Askren – $2,058,840 under the Incentive Plan, $84,240 under the 2012-2014 Plan, $169,459 under the 2013-2015 Plan and $91,875 under the 2014-2016 Plan; Mr. Tjaden – $488,710 under the Incentive Plan, $18,190 under the 2012-2014 Plan, $36,416 under the 2013-2015 Plan and $17,132 under the 2014-2016 Plan; Mr. Determan – $489,862 under the Incentive Plan, $18,553 under the 2012-2014 Plan, $36,964 under the 2013-2015 Plan and $17,390 under the 2014-2016 Plan; Mr. Dittmer – $430,514 under the Incentive Plan, $20,501 under the 2012-2014 Plan, $40,748 under the 2013-2015 Plan and $22,473 under the 2014-2016 Plan; and Mr. Lorenger – $448,226 under the Incentive Plan, $17,000 under the 2012-2014 Plan, $34,034 under the 2013-2015 Plan and $21,693 under the 2014-2016 Plan.

(5)
The amounts in this column include the Corporation's contributions to the Retirement Plan, the dollar value of Corporation-paid life insurance premiums under the Life Insurance Plan, both of which are generally available to all members, and the dollar value of Common Stock paid under the SIP.  Contributions under the Retirement Plan in Fiscal 2014, Fiscal 2013 and Fiscal 2012 were as follows:  Mr. Askren – $20,852; $18,352; $14,749; Mr. Tjaden – $20,852; $18,352; $14,749; Mr. Determan – $25,858; $20,949; $12,574;  Mr. Dittmer – $22,097; $20,878; $21,050; and Mr. Lorenger – $19,498 and $18,684 for 2014 and 2013.  The dollar values of Corporation-paid life insurance premiums under the Life Insurance Plan in Fiscal 2014, Fiscal 2013 and Fiscal 2012 were as follows:  Messrs. Askren, Tjaden, Determan and Dittmer – $81; $81; $102; and Mr. Lorenger for 2014 and 2013 – $81; $81.  The dollar values of Common Stock earned under the SIP for Fiscal 2014, Fiscal 2013 and Fiscal 2012 were as follows:  Mr. Askren – $209,788; $130,599; $86,994; Mr. Tjaden – $52,820; $37,128; $23,185; Mr. Determan – $27,992; $64,812; $30,792; Mr. Dittmer – $78,994; $70,536; $60,591; and Mr. Lorenger – $47,443; $40,290.  The SIP Common Stock for Fiscal 2014 was issued March 2, 2015; Fiscal 2013 was issued February 24, 2014; and Fiscal 2012 was issued February 25, 2013.  Above-market earnings on deferred compensation for Fiscal 2014 were as follows:  Mr. Determan - $1,045.

Grants of Plan-Based Awards

The table below shows the grants of plan-based awards to the Named Executive Officers during Fiscal 2014, including Performance Plan awards, Incentive Plan awards and stock options granted under the Stock Plan.  The aggregate grant date fair value of stock option awards are disclosed on a grant-by-grant basis in the table below.  For additional information on the Incentive Plan and the Stock Plan, see "Annual Incentive Compensation" on page 23 and "Long-Term Incentive Compensation" on page 26 of this Proxy Statement.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)
Stan A. Askren
Stock Options	2/12/2014				167,791	34.78	1,758,450
2014-2016 Performance Plan	2/12/2014	196,875	787,500	1,575,000
Incentive Plan	2/12/2014	378,000	1,260,000	2,142,000

Kurt A. Tjaden
Stock Options	2/12/2014				31,289	34.78	327,909
2014-2016 Performance Plan	2/12/2014	36,712	146,848	293,696
Incentive Plan	2/12/2014	91,633	305,444	519,255

Bradley D. Determan
Stock Options	2/12/2014				31,759	34.78	332,834
2014-2016 Performance Plan	2/12/2014	37,265	149,058	298,116
Incentive Plan	2/12/2014	93,012	310,040	527,068

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)
Jerald K. Dittmer
Stock Options	2/12/2014				41,042	34.78	430,120
2014-2016 Performance Plan	2/12/2014	48,156	192,625	385,250
Incentive Plan	2/12/2014	103,027	343,422	583,817

Jeffrey D. Lorenger
Stock Options	2/12/2014				39,617	34.78	415,186
2014-2016 Performance Plan	2/12/2014	46,485	185,938	371,876
Incentive Plan	2/12/2014	95,625	318,750	541,875
____________
Notes

(1)
There is no threshold performance level for the individual strategic objective component of the annual incentive compensation award under the Incentive Plan.  However, with respect to the financial component of the annual incentive compensation award under the Incentive Plan, a 50 percent payout level is the minimum performance threshold required to receive a payout and is the amount reflected above as the threshold for the Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table shows the Named Executive Officers' outstanding equity awards as of the end of Fiscal 2014.  All outstanding stock option awards reported in this table cliff-vest four years and expire ten years after the date of grant.

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($) (2)	Option Expiration Date
Stan A. Askren	40,712		58.06	2/15/16
	58,676		48.66	2/14/17
	63,434		31.69	2/13/18
	112,644		10.36	2/23/19
	226,909		23.99	2/17/20
		140,842	31.98	2/16/21
		218,364	25.46	2/15/22
		166,166	31.79	2/13/23
		167,791	34.78	2/12/24

Kurt A. Tjaden	12,931		10.36	2/23/19
	48,000		23.99	2/17/20
		30,412	31.98	2/16/21
		47,151	25.46	2/15/22
		35,709	31.79	2/13/23
		31,289	34.78	2/12/24

Bradley D. Determan	8,320		58.06	2/15/16
	11,876		48.66	2/14/17
		30,871	31.98	2/16/21
		48,092	25.46	2/15/22
		36,246	31.79	2/13/23
		31,759	34.78	2/12/24

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($) (2)	Option Expiration Date
Jerald K. Dittmer	7,125		58.06	2/15/16
	10,463		48.66	2/14/17
	88,000		23.99	2/17/20
		33,950	31.98	2/16/21
		53,143	25.46	2/15/22
		39,956	31.79	2/13/23
		41,042	34.78	2/12/24

Jeffrey D. Lorenger	2,957		58.06	2/15/16
	6,483		48.66	2/14/17
	42,182		23.99	2/17/20
		26,725	31.98	2/16/21
		44,067	25.46	2/15/22
		58,540	31.79	2/13/23
		39,617	34.78	2/12/24
____________
Notes

(1)
All stock options cliff-vest four years after the grant date.  Vesting dates for each unexercisable stock option award, in descending order, for each Named Executive Officer are as follows:  February 16, 2015, February 15, 2016, February 13, 2017 and February 12, 2018.

(2)
For fiscal years prior to Fiscal 2008, the exercise price was the average of the high and low transaction prices of a share of Common Stock on the grant date.  Stock options granted in Fiscal 2008 and after under the Stock Plan have an exercise price equal to the closing price of a share of Common Stock on the grant date.

Option Exercises and Stock Vested

The following table shows information concerning Named Executive Officers' exercise of stock options during Fiscal 2014.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Stan A. Askren	118,100	1,202,255
Kurt A. Tjaden	41,923	1,250,198
Bradley D. Determan	55,200	707,530
Jerald K. Dittmer	32,458	324,085
Jeffrey D. Lorenger	23,644	405,292
____________
Notes

(1)
This column is calculated by multiplying the number of shares acquired by the difference between the actual sale price on the date of exercise or, if the shares were retained by the Named Executive Officer, the closing price of a share of Common Stock on the date of exercise and the exercise price of the stock options.  Messrs. Askren, Tjaden, Determan, Dittmer and Lorenger exercised the following options in Fiscal 2014:

Name	Date of Exercise	Number of Shares Acquired on Exercise (#)	Option Exercise Price ($/Sh)	Sold or Retained Shares	Sale or Closing Price on Date of Exercise ($/Sh)	Value Realized on Exercise ($)
Stan A. Askren	10/31/2014	29,987	42.66	Sold	47.06	131,820
	11/3/2014	2,000	42.66	Sold	47.01	8,691
	11/4/2014	13,200	42.66	Sold	46.52	50,906
	11/5/2014	9,913	42.66	Sold	46.45	37,588
	11/13/2014	37,716	31.69	Sold	47.23	586,152
	11/14/2014	25,284	31.69	Sold	47.00	387,098

Name	Date of Exercise	Number of Shares Acquired on Exercise (#)	Option Exercise Price ($/Sh)	Sold or Retained Shares	Sale or Closing Price on Date of Exercise ($/Sh)	Value Realized on Exercise ($)
Kurt A. Tjaden	5/27/2014	5,000	10.36	Sold	37.86	137,487
	11/17/2014	36,923	17.01	Sold	47.15	1,112,712
Bradley D. Determan	3/7/2014	24,000	23.99	Sold	36.20	293,126
	10/21/2014	24,000	23.99	Sold	40.75	402,206
	10/29/2014	7,200	42.66	Sold	44.35	12,197
Jerald K. Dittmer	10/28/2014	9,200	42.66	Sold	44.00	12,328
	10/30/2014	23,258	31.69	Sold	45.09	311,757
Jeffrey D. Lorenger	10/29/2014	3,800	42.66	Sold	44.47	6,881
	10/30/2014	14,622	31.69	Sold	45.99	209,140
	10/31/2014	5,000	10.36	Sold	46.60	181,211
	10/31/2014	222	10.36	Sold	46.67	8,061

Nonqualified Deferred Compensation

The Deferred Plan allows executives to defer certain compensation to a cash account earning interest at a rate set annually at one percent above the prime interest rate or to the Corporation's notional stock account in the form of nonvoting share units earning dividends distributed to shareholders which are then automatically reinvested in additional nonvoting share units.  The only Named Executive Officers currently participating in the Deferred Plan are Messrs. Askren and Determan.  Mr. Askren deferred into the Corporation's notional stock account the after-tax value of his 2013 SIP award, which was granted in February 2014, totaling $124,957 and is reflected in the table below.  The value of Mr. Askren's 2013 SIP award, before taxes, was $130,599.  Mr. Askren's balance in the Deferred Plan as of the end of Fiscal 2014 was 47,690 nonvoting share units.  Unless distributed earlier due to the occurrence of certain triggering events as described in the Deferred Plan (including death, disability or change in control), this balance will not be distributed until the earlier of January 31, 2016 for a portion of the balance, January 31, 2017 for another portion of the balance, January 31, 2018 for another portion of the balance and the date Mr. Askren is no longer employed by the Corporation with respect to the entire remaining balance.

Mr. Determan deferred into the Corporation's notional stock account the after-tax value of his 2013 SIP award, which was granted in February 2014, totaling $62,597 and is reflected in the table below.  The value of Mr. Determan's 2013 SIP award, before taxes, was $64,812.  Mr. Determan's balance in the Deferred Plan as of the end of Fiscal 2014 was 1,855 nonvoting share units.  Mr. Determan deferred into the Corporation's cash account the after-tax value of his 2014 Incentive Plan award, which was paid in February 2015, totaling $489,862 and is reflected in the table below.  Unless distributed earlier due to the occurrence of certain triggering events as described in the Deferred Plan (including death, disability or change in control), this balance will be distributed beginning in January 31, 2017 in five annual installments.

For additional information on the Deferred Plan, see "Retirement and Other Compensation Plans – Deferred Compensation Plan" on page 30 of this Proxy Statement.

Name	Executive Contributions in Last FY ($) (1)	Aggregate Earnings in Last FY ($) (2)	Aggregate Balance at Last FYE ($) (3)
Stan A. Askren	124,957	523,384	2,408,345
Kurt A. Tjaden	0	0	0
Bradley D. Determan	552,459	18,887	1,058,119
Jerald K. Dittmer	0	0	0
Jeffrey D. Lorenger	0	0	0
____________
Notes

(1)
The amount of Mr. Askren's contribution before taxes, $130,599, is reflected in the "All Other Compensation" Column of the Summary Compensation Table for Mr. Askren's Fiscal 2013 compensation.  The amount of Mr. Determan's contribution before taxes, $552,459, includes $489,862 for "Non-Equity Incentive Plan Compensation" reflected in the Summary Compensation Table and $64,812 reflected in the "All Other Compensation" Column of the Summary Compensation Table for Mr. Determan's Fiscal 2014 compensation.

(2)
The reported dollar value is the sum of (i) share price appreciation (or depreciation) in the account balance during Fiscal 2014 not attributable to contributions, withdrawals or distributions during Fiscal 2014 and (ii) dividends earned on the account balance during Fiscal 2014.  The share price appreciation (or depreciation) is calculated by first multiplying 42,885, the number of nonvoting share units in Mr. Askren's account at the end of Fiscal 2013, by $50.50, the closing price of a share of Common Stock on January 2, 2015, the last trading day of Fiscal 2014; and then subtracting from such amount Mr. Askren's aggregate account balance at the end of Fiscal 2013 – $1,688,811.  The dividends earned on the account balance during Fiscal 2014 were $46,503.  The dividends earned on Mr. Determan's account balance during Fiscal 2014 were $1,808, and the interest earned on Mr. Determan's account balance during Fiscal 2014 was $17,079.

(3)
The reported dollar value is calculated by multiplying 47,690, the number of nonvoting share units in Mr. Askren's account at the end of Fiscal 2014, by $50.50, the closing price of a share of Common Stock on January 2, 2015, the last trading day of Fiscal 2014.  For Mr. Determan, the reported dollar value is calculated by multiplying 1,855, the number of nonvoting share units in the account at the end of Fiscal 2014, by $50.50, the closing price of a share of Common Stock on January 2, 2015, the last trading day of Fiscal 2014.

Potential Payments Upon Termination or Change in Control

Retirement, death, disability and change in control ("CIC") events trigger the payment of compensation to the Named Executive Officers not available to all salaried members.

Change in Control Employment Agreements.  A limited number of executives, including the Named Executive Officers, have entered into a CIC Agreement with the Corporation.  The CIC Agreement is designed to assure the continuity of executive management during a threatened takeover and ensure executive management is able to objectively evaluate any CIC proposal and act in the best interests of shareholders during a possible acquisition, merger or combination.  The agreement is designed as part of a competitive compensation package, thereby aiding in attracting and retaining top-quality executives.  The description of the amended form of agreement below is qualified in its entirety by the actual form of CIC Agreement, attached as Exhibit 10.1 to the Corporation's Current Report on Form 8-K filed November 16, 2006, as amended by Amendment No. 1, attached as Exhibit 10.1 to the Corporation's Current Report on Form 8-K filed August 10, 2007.

The CIC Agreement defines a CIC as having occurred:

•	when a third person or entity becomes the beneficial owner of 20 percent or more of the outstanding Common Stock, subject to certain exceptions;
•	when more than one-third of the Board is composed of persons not recommended by at least three-fourths of the incumbent Board;
•	upon the occurrence of certain business combinations involving the Corporation; or
•	upon approval by shareholders of a complete liquidation or dissolution.

Upon a CIC, a two-year employment contract between the Corporation and the executive becomes effective.  The executive is entitled to certain benefits if, at any time within two years of the CIC, the executive's employment is terminated by the Corporation for any reason other than cause or disability of the executive or by the executive for good reason.

Cause is defined as an act or acts of dishonesty on the executive's part resulting in substantial personal enrichment at the Corporation's expense or repeated violations by the executive of obligations under the agreement, which are demonstrably willful and deliberate on the executive's part and resulted in material injury to the Corporation.  Good reason is defined as:

•
assignment to the executive of any duties substantially inconsistent with the executive's position, authority or responsibilities or any other substantial adverse changes in the executive's position (including title), authority or responsibilities;

•	failure to comply with any of the provisions of the agreement;
•	a required change of more than 50 miles in the executive's principal place of work, except for travel reasonably required in performing the executive's responsibilities;
•	a purported termination of the executive's employment by the Corporation not permitted by the agreement;
•	failure to require a successor company to assume the agreement; or
•	the executive's good faith determination the CIC resulted in the executive being substantially unable to carry out authorities or responsibilities attached to the position held prior to the CIC.

When a triggering event occurs following a CIC, the executive is entitled to a severance payment equal to two times (three times for the Chairman and CEO) the sum of the executive's annual base salary and the average of the executive's annual incentive compensation awards for the prior two years.  The executive is also entitled to receive annual salary through the date of termination and a bonus equal to the average of the executive's annual incentive compensation awards for the prior two years (prorated based on the length of employment during the year in which termination occurs) minus any incentive compensation amount already paid to the executive with respect to the fiscal year in which the CIC occurs.
If a triggering event occurs, the executive is also entitled to a continuation of certain medical and dental benefits for up to 18 months and group life insurance benefits for up to two years if comparable benefits are not otherwise available to the executive.  In addition, the executive is entitled to receive a lump-sum payment in an amount equal to the present value of the cost of health and dental coverage for an additional six months (including an additional amount to "gross up" this payment for tax liability) and an additional lump-sum payment equal to the value, reasonably determined, of two years of continued participation in disability benefit plans.

The Corporation must fulfill certain obligations to the executive, or pay certain amounts to the executive, through the date of the executive's termination if, at any time within two years of the CIC, the executive is terminated by reason of death, disability or cause, or if the executive terminates employment other than for good reason.  Disability and certain other benefits must be provided to the executive after the date of termination if the executive is terminated by reason of disability.

The Corporation must pay the full amount due under the agreement and "gross-up" the executive's compensation for any excise tax, for any federal, state and local income taxes applicable to the excise tax "gross-up" and for tax penalties and interest imposed on "excess parachute payments" (i.e., excess severance or CIC payments), as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").  A gross-up payment is payable only to the extent the aggregate present value of the severance or CIC payments payable to the executive exceeds 110 percent of three times the executive's annualized includible compensation for the most recent five taxable years ending before the date on which the CIC occurred.  If the 110 percent hurdle is not exceeded, the severance or CIC payments to the executive are reduced (or repaid) to the minimum extent necessary so no portion of the executive's benefit constitutes an excess parachute payment subject to the excise tax.

In exchange for receipt of the severance payment, salary, bonus and benefits under the agreement as described above, the executive is prohibited, for a period of one year from the date of termination, from entering into any relationship with any enterprise, business or division thereof (other than the Corporation), engaged in the same business in those states within the United States in which the Corporation, at the time of termination of employment, conducts business and which has annual sales of at least $10,000,000.  In addition, the executive shall not, without the Corporation's prior written consent, communicate or divulge any confidential information, knowledge or data relating to the Corporation or any of its affiliated companies to anyone other than the Corporation or its designees.

The executive is entitled to receive reimbursement for any legal fees and expenses, plus interest thereon, which may be incurred in enforcing or defending the agreement.  The CIC Agreement is automatically renewed, on an annual basis, for a period of two years.  The Board may terminate the agreement if it determines the executive is no longer a key executive; provided, however, a determination shall not be made, and if made shall have no effect, within two years after the occurrence of a CIC.

The Compensation Committee uses the CIC Agreement to strike an appropriate balance between executive and shareholder interests, preserve productivity, avoid disruption and limit distraction during a period when the Corporation is, or is rumored to be, involved in a CIC transaction.  The Compensation Committee wants executives to be able to objectively evaluate any CIC proposal without being influenced by the potential CIC to overstate the value of the potential transaction.  Likewise, the Compensation Committee intends to ease the consequences of an unexpected termination of employment so offers in the Corporation and its shareholders' best interests are given careful and thoughtful review.

The Compensation Committee does not view the CIC Agreements as an element of current compensation, and the agreements do not necessarily affect the Compensation Committee's annual decisions with respect to the compensation elements of the executive compensation program.  The Compensation Committee receives and reviews information pertaining to compensation payable to the Named Executive Officers upon a CIC, including information contained on page 38 of this Proxy Statement under the heading "Potential Payments Upon Termination or Change in Control."

Other Compensation Triggered by Change in Control Event.  Under the Stock Plan, upon a CIC, each outstanding RSU award is immediately vested and stock option is immediately exercisable in full and remains exercisable for the remaining term of the option.  Under both the Incentive Plan and the Performance Plan, the Board values each outstanding Incentive Plan and Performance Plan award prior to the effective date of a CIC and the values are payable without proration within 30 days of the date of a CIC.  The foregoing payments occurring on or after a CIC are not conditioned on termination of employment.

Compensation Triggered By Retirement, Death or Disability.  Upon retirement at age 65, or after age 55 with ten years of service, all outstanding Incentive Plan, Performance Plan and stock option awards immediately vest.  Upon disability or death, all outstanding Incentive Plan, Performance Plan, stock option and RSU awards immediately vest.  Option holders who terminate employment due to disability may exercise stock options, which fully vest as of the date of disability, until the earlier of the expiration date of the stock option or the second anniversary of the date of disability.  The representatives of option holders whose employment is terminated due to death may exercise stock options, which shall fully vest as of the date of death, until the earlier of the expiration date of the stock option or the second anniversary of the date of death.  Option holders who terminate employment due to retirement may exercise stock options, which shall fully vest as of the date of retirement, until the earlier of the expiration of the stock option or the third anniversary of the date of retirement.

In the event of a termination of employment not due to a CIC event, retirement, death or disability, the Named Executive Officers receive only those benefits available to all members.  However, the Named Executive Officers may exercise stock options which are vested as of the date of termination until the earlier of the expiration of the stock option or 180 days following the date of termination.

The following tables quantify compensation payable to the Named Executive Officers upon a CIC or the death or disability of the executive.  The tables include only compensation items not available to all salaried members and assume the event occurred on the last business day of Fiscal 2014.  Only Mr. Dittmer was retirement eligible as of the last business day of Fiscal 2014, so retirement information is provided only for him.  The "Total" Column in each of the following tables does not include deferred compensation, which may be payable sooner than the original election date.  For a discussion of the Corporation's obligations to the Named Executive Officers under the Deferred Plan, see the Nonqualified Deferred Compensation for Fiscal 2014 Table above.

Value in Event of Involuntary Termination or Voluntary Termination for Good Reason Following a Change in Control

Name	Cash Severance Under CIC Agreement ($) (1)	Additional Benefits Under CIC Agreement ($) (2)	Incentive Plan Acceleration ($) (3)	Performance Plan Acceleration ($) (4)	Stock Options Acceleration ($) (5)	Excise Tax Gross-Up Under CIC Agreement ($) (6)	Total ($)
Stan Askren	6,201,632	47,550	2,058,840	1,085,224	13,822,869	12,052,309	35,268,423
Kurt Tjaden	1,417,326	47,550	488,710	231,681	2,903,870	2,269,250	7,358,387
Brad Determan	1,762,518	43,369	489,862	263,034	2,953,369	2,597,570	8,109,722
Jerry Dittmer	1,664,987	48,203	430,514	225,617	3,352,212	2,577,690	8,299,223
Jeff Lorenger	1,392,593	46,196	448,226	227,805	3,316,443	2,650,971	8,082,235
____________
Notes

(1)
Under the CIC Agreements for each Named Executive Officer, the amounts in this column include the following:  (i) an amount equal to two times (three times for Mr. Askren) the sum of (a) the executive's annual base salary and (b) the average of the executive's annual incentive compensation awards for the prior two years; (ii) an amount equal to the value of the cost of health and dental coverage for an additional six months from the date of termination; (iii) an amount equal to the value of the "gross-up" for any federal, state and local taxes applicable to the value of six months of health and dental coverage continuation; and (iv) an amount equal to the value of 24 months of continued participation in the Corporation's accidental death and travel accident insurance plan and disability plans.

(2)
Represents the value of the following benefits provided following termination of employment under the CIC Agreements for each Named Executive Officer:  medical and dental benefits for 18 months, group life insurance benefits for 24 months and the value of the Corporation's required contributions to the Retirement Plan.

(3)
Represents the value of the annual incentive award earned for Fiscal 2014, which the Named Executive Officer would be entitled to receive under the Incentive Plan if he remained employed by the Corporation on the last day of Fiscal 2014.

(4)
Represents the estimated 2012-2014 Plan, 2013-2015 Plan, and 2014-2016 Plan award payable.  This amount has been based on the following assumptions for 2012-2014 Plan:  (i) economic profit of 83 percent of the targeted amount for the 2012 performance year; (ii) economic profit of 78 percent of the targeted amount for the 2013 performance year; and (iii) economic profit of 40 percent of the targeted amount for the 2014 performance year.  The amount payable based on these assumptions accounts for employment during the entire 36-month performance period.  No amount would be payable until the first fiscal quarter of 2015.  2013-2015 Plan:  (i) economic profit of 134 percent of the targeted amount for the 2013 performance year; (ii) economic profit of 77 percent of the targeted amount for the 2014 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2015 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 24 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2016.  This amount has been based on the following assumptions for 2014-2016 Plan:  (i) economic profit of 35 percent of the targeted amount for the 2014 performance year; (ii) economic profit of 100 percent of the targeted amount for the 2015 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2016 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 12 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2017.  Amounts included for the Performance Plan are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Due to the number of factors, the actual amounts the Corporation pays or distributes under the Performance Plan may differ materially.  Factors affecting these amounts include the financial performance of the Corporation during 2015, 2016 and 2017 and the achievement of economic profit goals.

(5)
Represents the value of accelerating the vesting of stock options not otherwise vested in accordance with the Stock Plan.  Such options will remain exercisable until the expiration date established at the time of award.

(6)
Represents the payment to "gross-up" the executive's compensation under the executive's CIC Agreement for any excise tax and for any federal, state and local taxes applicable to the excise tax "gross-up."

Value in Event of Change in Control with No Employment Termination

Name	Cash Payment Under CIC Agreement ($)	Total Value of Benefits Under CIC Agreement ($)	Incentive Plan Acceleration ($) (1)	Performance Plan Acceleration ($) (2)	Stock Option Acceleration ($) (3)	Total ($)
Stan A. Askren	0	0	2,058,840	1,085,224	13,822,869	16,966,933
Kurt A. Tjaden	0	0	488,710	231,681	2,903,870	3,624,260
Bradley D. Determan	0	0	489,862	263,034	2,953,369	3,706,265
Jerald K. Dittmer	0	0	430,514	225,617	3,352,212	4,008,342
Jeffrey D. Lorenger	0	0	448,226	227,805	3,316,443	3,992,474
_____________
Notes

(1)
Represents the value of the annual incentive award earned for Fiscal 2014, which the Named Executive Officer would be entitled to receive under the Incentive Plan if he remained employed by the Corporation on the last day of Fiscal 2014.

(2)
Represents the estimated 2012-2014 Plan, 2013-2015 Plan, and 2014-2016 Plan award payable.  This amount has been based on the following assumptions for 2012-2014 Plan:  (i) economic profit of 83 percent of the targeted amount for the 2012 performance year; (ii) economic profit of 78 percent of the targeted amount for the 2013 performance year; and (iii) economic profit of 40 percent of the targeted amount for the 2014 performance year.  The amount payable based on these assumptions accounts for employment during the entire 36-month performance period.  No amount would be payable until the first fiscal quarter of 2015.  2013-2015 Plan:  (i) economic profit of 134 percent of the targeted amount for the 2013 performance year; (ii) economic profit of 77 percent of the targeted amount for the 2014 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2015 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 24 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2016.  This amount has been based on the following assumptions for 2014-2016 Plan:  (i) economic profit of 35 percent of the targeted amount for the 2014 performance year; (ii) economic profit of 100 percent of the targeted amount for the 2015 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2016 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 12 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2017.  Amounts included for the Performance Plan are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Due to the number of factors, the actual amounts the Corporation pays or distributes under the Performance Plan may differ materially.  Factors affecting these amounts include the financial performance of the Corporation during 2015, 2016 and 2017 and the achievement of economic profit goals.

(3)
Represents the value of accelerating the vesting of stock options not otherwise vested in accordance with the Stock Plan.  These options will remain exercisable until the expiration date established at the time of award.

Value in Event of Death

Name	Life Insurance Proceeds ($) (1)	Retirement & Profit Sharing (2)	Incentive Plan Acceleration ($) (3)	Performance Plan Acceleration ($) (4)	Stock Options Acceleration ($) (5)	Total ($)
Stan A. Askren	150,000	23,777	2,058,840	1,085,224	13,822,869	17,140,710
Kurt A. Tjaden	150,000	23,777	488,710	231,681	2,903,870	3,798,037
Bradley D. Determan	150,000	28,783	489,862	263,034	2,953,369	3,885,048
Jerald K. Dittmer	150,000	25,022	430,514	225,617	3,352,212	4,183,365
Jeffrey D. Lorenger	150,000	22,423	448,226	227,805	3,316,443	4,164,897
____________
Notes

(1)
Represents the proceeds of the life insurance policy maintained by the Corporation for each of the Named Executive Officers under the Life Insurance Plan.  The policy amount is equal to the lesser of the insured's annual base salary or $150,000.

(2)	Represents the value of the Corporation's required contributions to the Retirement Plan.

(3)
Represents the value of the annual incentive award earned for Fiscal 2014, which the Named Executive Officer would be entitled to receive under the Incentive Plan if he remained employed by the Corporation on the last day of Fiscal 2014.

(4)
Represents the estimated 2012-2014 Plan, 2013-2015 Plan, and 2014-2016 Plan award payable.  This amount has been based on the following assumptions for 2012-2014 Plan:  (i) economic profit of 83 percent of the targeted amount for the 2012 performance year; (ii) economic profit of 78 percent of the targeted amount for the 2013 performance year; and (iii) economic profit of 40 percent of the targeted amount for the 2014 performance year.  The amount payable based on these assumptions accounts for employment during the entire 36-month performance period.  No amount would be payable until the first fiscal quarter of 2015.  2013-2015 Plan:  (i) economic profit of 134 percent of the targeted amount for the 2013 performance year; (ii) economic profit of 77 percent of the targeted amount for the 2014 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2015 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 24 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2016.  This amount has been based on the following assumptions for 2014-2016 Plan:  (i) economic profit of 35 percent of the targeted amount for the 2014 performance year; (ii) economic profit of 100 percent of the targeted amount for the 2015 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2016 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 12 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2017.  Amounts included for the Performance Plan are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Due to the number of factors, the actual amounts the Corporation pays or distributes under the Performance Plan may differ materially.  Factors affecting these amounts include the financial performance of the Corporation during 2015, 2016 and 2017 and the achievement of economic profit goals.

(5)	Represents the value of accelerating the vesting of stock options not otherwise vested in accordance with the Stock Plan. Such options will remain exercisable until two years from the date of death.

Value in Event of Disability

Name	Retirement & Profit Sharing (1)	Incentive Plan Acceleration ($) (2)	Performance Plan Acceleration ($) (3)	Stock Options Acceleration ($) (4)	Total ($)
Stan A. Askren	23,777	2,058,840	1,085,224	13,822,869	16,990,710
Kurt A. Tjaden	23,777	488,710	231,681	2,903,870	3,648,037
Bradley D. Determan	28,783	489,862	263,034	2,953,369	3,735,048
Jerald K. Dittmer	25,022	430,514	225,617	3,352,212	4,033,365
Jeffrey D. Lorenger	22,423	448,226	227,805	3,316,443	4,014,897
____________
Notes

(1)	Represents the value of the Corporation's required contributions to the Retirement Plan.

(2)
Represents the value of the annual incentive award earned for Fiscal 2014, which the Named Executive Officer would be entitled to receive under the Incentive Plan if he remained employed by the Corporation on the last day of Fiscal 2014.

(3)
Represents the estimated 2012-2014 Plan, 2013-2015 Plan, and 2014-2016 Plan award payable.  This amount has been based on the following assumptions for 2012-2014 Plan:  (i) economic profit of 83 percent of the targeted amount for the 2012 performance year; (ii) economic profit of 78 percent of the targeted amount for the 2013 performance year; and (iii) economic profit of 40 percent of the targeted amount for the 2014 performance year.  The amount payable based on these assumptions accounts for employment during the entire 36-month performance period.  No amount would be payable until the first fiscal quarter of 2015.  2013-2015 Plan:  (i) economic profit of 134 percent of the targeted amount for the 2013 performance year; (ii) economic profit of 77 percent of the targeted amount for the 2014 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2015 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 24 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2016. This amount has been based on the following assumptions for 2014-2016 Plan:  (i) economic profit of 35 percent of the targeted amount for the 2014 performance year; (ii) economic profit of 100 percent of the targeted amount for the 2015 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2016 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 12 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2017.  Amounts included for the Performance Plan are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Due to the number of factors, the actual amounts the Corporation pays or distributes under the Performance Plan may differ materially.  Factors affecting these amounts include the financial performance of the Corporation during 2015, 2016 and 2017 and the achievement of economic profit goals.

(4)
Represents the value of accelerating the vesting of stock options not otherwise vested in accordance with the Stock Plan.  Such options will remain exercisable until two years from the date of disability.

Value in Event of Retirement

Name	Retirement & Profit Sharing (1)	Incentive Plan Acceleration ($) (2)	Performance Plan Acceleration ($) (3)	Stock Options Acceleration ($) (4)	Total ($)
Jerald K. Dittmer	25,022	430,514	225,617	3,352,212	4,033,365
____________
Notes

(1)	Represents the value of the Corporation's required contributions to the Retirement Plan.

(2)
Represents the value of the annual incentive award earned for Fiscal 2014, which the Named Executive Officer would be entitled to receive under the Incentive Plan if he remained employed by the Corporation on the last day of Fiscal 2014.

(3)
Represents the estimated 2012-2014 Plan, 2013-2015 Plan, and 2014-2016 Plan award payable.  This amount has been based on the following assumptions for 2012-2014 Plan:  (i) economic profit of 83 percent of the targeted amount for the 2012 performance year; (ii) economic profit of 78 percent of the targeted amount for the 2013 performance year; and (iii) economic profit of40 percent of the targeted amount for the 2014 performance year.  The amount payable based on these assumptions accounts for employment during the entire 36-month performance period.  No amount would be payable until the first fiscal quarter of 2015.  2013-2015 Plan:  (i) economic profit of 134 percent of the targeted amount for the 2013 performance year; (ii) economic profit of 77 percent of the targeted amount for the 2014 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2015 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 24 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2016. This amount has been based on the following assumptions for 2014-2016 Plan:  (i) economic profit of 35 percent of the targeted amount for the 2014 performance year; (ii) economic profit of 100 percent of the targeted amount for the 2015 performance year; and (iii) economic profit of 100 percent of the targeted amount for the 2016 performance year.  The amount payable based on these assumptions has been prorated to account for employment during 12 months of the 36-month performance period.  No amount would be payable until the first fiscal quarter of 2017.  Amounts included for the Performance Plan are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Due to the number of factors, the actual amounts the Corporation pays or distributes under the Performance Plan may differ materially.  Factors affecting these amounts include the financial performance of the Corporation during 2015, 2016 and 2017 and the achievement of economic profit goals.

(4)
Represents the value of accelerating the vesting of stock options not otherwise vested in accordance with the Stock Plan.  Such options will remain exercisable until two years from the date of disability.

PROPOSAL NO. 3 – ADVISORY VOTE TO APPROVE
NAMED EXECUTIVE OFFICER COMPENSATION

The Corporation conducts an annual shareholder advisory vote on named executive officer compensation as recommended by the Board, and approved by shareholders.  In deciding how to vote on this proposal, please consider the following factors as well as the detailed discussion of the executive compensation program contained in the CD&A:

•
the independent Directors and the Compensation Committee believe the executive compensation program has been effective at incenting achievement of financial performance goals, individual strategic objectives and creation of shareholder value as illustrated by the Corporation's improved financial performance in Fiscal 2014;

•	a majority of each Named Executive Officer's annual compensation opportunity is comprised of incentive-based, at-risk compensation;
•	a meaningful portion of the Named Executive Officers' long-term incentive compensation in Fiscal 2014 was performance-based;
•	equity is a significant component of total compensation;
•	overall compensation levels for the Named Executive Officers are competitive with the market; and
•	the Corporation maintains the following governance practices with respect to the executive compensation program:
o	significant stock ownership guidelines;
o	no perquisites except standard relocation assistance;
o	anti-hedging policy for the Named Executive Officers; and
o	a compensation recovery policy for repayment of performance-based compensation in certain circumstances.

Accordingly, we ask shareholders to vote FOR the following resolution at the Meeting:

"RESOLVED, the shareholders approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A, compensation tables and narrative discussion."

The vote on this proposal is advisory and non-binding and will not overrule any decision by the Corporation, the Compensation Committee or the Board.  The Compensation Committee and the Board will review and consider the outcome of this vote when making future compensation decisions for the Named Executive Officers.

Required Vote

The affirmative vote of the holders of a majority of the Outstanding Shares voted at the Meeting is required to adopt the resolution. Abstentions and broker non-votes will not be counted for purposes of determining whether this Proposal has received sufficient votes for approval.

Recommendation of the Board

TH BOARD RECOMMENDS A VOTE "FOR" ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

DIRECTOR COMPENSATION

Each independent Director receives an annual retainer of $155,000, of which $62,000 is paid in cash in equal installments of $15,500 at each quarterly Board meeting (prior to the May 6, 2014 Board meeting, the cash retainer was $60,000) and $93,000 is paid in the form of a Common Stock grant issued under the 2007 Equity Plan at the May Board meeting.  In Fiscal 2014, each independent Director received:

•	a cash installment payment of $15,000 at the February Board meeting and $15,500 at each of the May, August and November Board meetings; and
•	a $93,000 Common Stock grant at the May Board meeting.

The Lead Director receives an additional annual retainer of $15,000.  Each Audit Committee member receives an additional annual retainer of $4,000.  The Chairperson of the Audit Committee receives an additional annual retainer of $10,000.  The Chairpersons of the Compensation Committee and Governance Committee each receive an additional annual retainer of $7,500.  As with the cash portion of the annual retainer for Board service, retainers for committee Chairpersons, Lead Director or Audit Committee service are paid in equal installments at each quarterly Board meeting.

Independent Directors may receive an additional $1,000 for each meeting attended if they are required to travel six hours or more on a round-trip basis.  Directors are also reimbursed for travel and related expenses incurred to attend meetings.  For purposes of determining Director compensation, an independent Director is anyone who is not a member of the Corporation.  Directors who are members of the Corporation do not receive additional compensation for service on the Board.

The Corporation's policy with regard to Common Stock ownership by independent Directors is for each Director to own Common Stock with a market value of five times or more the cash portion of the annual retainer.  To promote Common Stock ownership, Directors are required to receive one-half of the cash portion of their annual retainer in the form of shares of Common Stock to be issued under the 2007 Equity Plan or, to the extent the Director participates in the HNI Corporation Directors Deferred Compensation Plan (the "Directors Deferred Plan"), in the form of nonvoting share units to be credited to the Director's account under the Directors Deferred Plan.  This requirement does not, however, apply to any Director owning Common Stock with a market value of five times or more the cash portion of the annual retainer.  As of the end of Fiscal 2014, all of the Corporation's independent Directors were in compliance with the Corporation's policy with regard to stock ownership.

In addition to acquiring Common Stock as partial payment of their annual retainer, independent Directors can also acquire Common Stock in several other ways.  Under the 2007 Equity Plan, Directors may elect to receive all or a portion of their cash retainers in the form of shares of Common Stock.  Under the Directors Deferred Plan, each Director has the opportunity to defer up to 100 percent of his or her retainers.  Amounts can be deferred to a cash account earning interest at a rate set each year at one percent above the prime interest rate or to the Corporation's notional stock account in the form of nonvoting share units that fluctuate in value based on the price increase or decrease of Common Stock and earn dividends distributed to all shareholders.  The dividends are automatically reinvested for each participant to acquire additional nonvoting shares units.  For any cash compensation deferred to the Corporation's notional stock account, the number of nonvoting share units is determined by dividing the amount of the compensation by the fair market value of a share of Common Stock on the date such compensation would have otherwise been paid.  Each Director participating in the Directors Deferred Plan elects, on an annual basis, the date or dates of distribution (i.e., a Director can elect a lump-sum distribution or distribution via annual installments not to exceed 15) of any amounts he or she has deferred.  In addition, each independent Director is eligible to receive awards of stock options to purchase Common Stock, restricted stock or Common Stock grants, or any combination thereof, under the 2007 Equity Plan in such amounts as the Board may authorize.

In May 2014, each independent Director serving on the Board was granted 2,654 shares of Common Stock under the 2007 Equity Plan.  The Corporation does not have a non-equity incentive plan for independent Directors.  As of the Record Date, the Corporation has never issued stock options to purchase Common Stock or shares of restricted stock to the independent Directors and all shares of Common Stock issued to Directors in lieu of cash retainer amounts were fully vested upon issuance.

Director Compensation for Fiscal 2014

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
Mary H. Bell	75,500	93,000	--	1,991	170,491
Miguel M. Calado	61,500	93,000	--	1,991	156,491
Cheryl A. Francis	65,500	93,000	--	1,991	160,491
James R. Jenkins	65,500	93,000	3,316	1,991	163,807
Dennis J. Martin	69,000	93,000	--	1,991	163,991
Larry B. Porcellato	69,000	93,000	272	1,991	164,263
Abbie J. Smith	69,000	93,000	--	1,991	163,991
Brian E. Stern	65,500	93,000	--	1,991	160,491
Ronald V. Waters, III	69,000	93,000	2,314	1,991	166,305

____________
Notes

(1)
For Fiscal 2014, the independent Directors listed in the table above each earned the following fees:  Ms. Bell - $61,500 annual retainer plus $4,000 retainer for service on the Audit Committee and $10,000 retainer for service as Chairperson of the Audit Committee; Mr. Calado - $61,500  annual retainer; Ms. Francis - $61,500 annual retainer plus $4,000 for service on the Audit Committee; Mr. Jenkins – $61,500 annual retainer plus $4,000 for travel in excess of 6 hours on three occasions; Mr. Martin - $61,500 annual retainer plus $7,500 retainer for service as Chairperson of the Compensation Committee; Mr. Porcellato – $61,500 annual retainer plus $7,500 retainer for service as Chairperson of the Governance Committee; Ms. Smith – $61,500 annual retainer plus $7,500 for service as Lead Director since May 2014; Mr. Stern – $61,500 annual retainer plus $4,000 retainer for service on the Audit Committee and Mr. Waters - $61,500 annual retainer plus $7,500 for service as Lead Director through May 2014.  Both Ms. Francis and Mr. Calado elected to receive 100 percent of their cash retainers in the form of shares of Common Stock under the 2007 Equity Plan, which equated to the following number of shares:  Ms. Francis – 1,747 and Mr. Calado – 1,639.  Mses. Bell and Smith each elected to receive 100 percent and Mr. Jenkins elected to receive 50 percent of their cash retainers in the form of nonvoting share units under the Directors Deferred Plan, which equated to the following number of nonvoting share units:  Ms. Bell – 2,014; Ms. Smith – 1,826; and Mr. Jenkins – 820.

(2)
Represents the portion of the annual retainer paid in the form of shares – a $93,000 Common Stock grant authorized by the Board on May 6, 2014 under the 2007 Equity Plan.  Each independent Director serving on the Board as of May 6, 2014, was issued 2,654 shares of Common Stock at a price of $35.03 (the closing price of a share of Common Stock on the date of grant, May 6, 2014) for a total grant date fair value of $92,970, as computed in accordance with FASB Accounting Standards Codification Topic 718.  The difference between the $93,000 Common Stock grant authorized by the Board and the actual value of Common Stock issued ($92,970) was approximately $30.  As the Corporation only issues fractional shares under the Directors Deferred Plan, and not under the 2007 Equity Plan, the Corporation paid each independent Director serving on the Board as of  May 6, 2014, $30, either in the form of cash in lieu of a fractional share for those Directors that did not elect to defer their Common Stock grant under the Directors Deferred Plan or in the form of a fractional share for those Directors that did elect to defer their Common Stock grant under the Directors Deferred Plan. Mses. Bell and Smith and Messrs. Jenkins and Martin each deferred 100 percent of their Common Stock grants under the Directors Deferred Plan.  There are no unexercised option awards or unvested stock awards outstanding as of the end of Fiscal 2014 for any of the Directors.

(3)
Includes above-market interest earned on cash compensation deferred under the Directors Deferred Plan.  Interest on deferred cash compensation is earned at one percent over the prime rate.  Mr. Jenkins deferred 50 percent of his cash compensation.  Above-market interest earned by Mr. Porcellato is for cash compensation deferred prior to January 1, 2007, and interest earned by Mr. Waters is for cash compensation deferred prior to January 1, 2010.

(4)	Includes dividends earned on Common Stock grants during Fiscal 2014.

Summary Note on Proposals 4, 5 and 6

Proposals 4, 5 and 6 each relate to re-approval of performance measures under one of the Corporation's benefit plans, and an amendment to each plan to add total shareholder return (TSR) as a performance measure the Board of Directors or Compensation Committee may, but are not required to, use for grants under these plans.  To maintain the Corporation's ability to deduct certain performance-based compensation paid to the Corporation's Chairman, President and CEO and the next four most highly-compensated officers (other than the CFO), the Corporation's shareholders are required to approve the performance measures every five years pursuant to Section 162(m).

The Corporation is requesting shareholders re-approve the performance measures in Proposals 4, 5 and 6 to comply with the requirements of Section 162(m).  The Corporation is requesting shareholders approve the amendment to the plans in Proposals 4, 5 and 6 because it believes adding TSR as a potential performance measure for use under the plans is beneficial.

PROPOSAL NO. 4 –APPROVAL OF AN AMENDMENT TO, AND PERFORMANCE GOALS UNDER,
THE 2007 STOCK-BASED COMPENSATION PLAN, AS AMENDED

General

Shareholders are requested to approve:

•	a proposed amendment to the Stock Plan to include total shareholder return (TSR) as a performance goal in definition (t) under Article II; and
•	the performance goals included in definition (t) under Article II of the Stock Plan.

The proposed amendment was approved by the Board on February 18, 2015 and will become effective only upon shareholder approval.  The Stock Plan was previously approved by shareholders on May 8, 2007, May 11, 2010 and May 7, 2013.  The

Stock Plan is designed to promote the long-term financial success of the Corporation and to increase shareholder value by enabling the Corporation to recruit and retain quality members and to further align the interests of members with the interests of the Corporation's shareholders.

As of March 6, 2015, there remained 3,658,305 shares available for future awards under the Stock Plan, of which 1,951,198 are available for future awards of restricted stock, restricted stock units, deferred share units, performance share awards, stock grant awards and dividend equivalent awards.

Summary of the Stock Plan

The following is a summary of the Stock Plan as proposed to be amended which is qualified in its entirety by reference to the full text of the Stock Plan.  A copy of the full text of the Stock Plan, reflecting the proposed amendment, is included as Appendix A to the Proxy Statement filed electronically with the SEC on March 23, 2015, a copy of which is available on the Corporation's website at www.hnicorp.com, under "Investor Information—Proxy Report."

Purpose. The Stock Plan aids the Corporation in recruiting and retaining members capable of assuring the future success of the Corporation.  Awards under the Stock Plan and opportunities for stock ownership in the Corporation provide incentives to participants to exert their best efforts for the success of the Corporation, aligning their interests with the Corporation's shareholders.

Administration.  A committee (the "Committee") consisting of two or more non-employee Directors, designated by the Board, administers the Stock Plan.  Subject to the terms of the Stock Plan, the Committee has the power to determine, among other things, eligibility, the types and sizes of awards, the price and timing of awards, the terms and conditions of awards, any applicable vesting requirements or restrictions and the acceleration or waiver of any such vesting requirements or restrictions.  The Committee also has the authority to interpret the Stock Plan and to prescribe, interpret and revoke rules and regulations relating to the Stock Plan.

Eligibility.  The Committee determines which members of the Corporation or its subsidiaries are eligible to participate in the Stock Plan.  Currently, the Committee has determined 70 persons, including Section 162(m) employees ("Section 162(m) Employees"), are eligible to participate in the Stock Plan.

Shares Authorized. The Board has reserved 9,000,000 shares of Common Stock for issuance under the Stock Plan.  As of the date of this Proxy Statement, the Corporation has issued 5,663,790 shares as awards under the Stock Plan and 322,095 shares have been returned to the Stock Plan as a result of forfeited, terminated, lapsed or cancelled awards made under the Stock Plan.  Shares subject to awards that terminate, lapse or are cancelled or forfeited will be available again for grant under the Stock Plan.

Certain Limitations.  Currently, no more than 3,000,000 shares of Common Stock are available under the Stock Plan for issuance as full-value awards (e.g., restricted stock, restricted stock units, deferred share units, performance share awards, stock grant awards and dividend equivalent awards).  The Corporation has issued 1,107,357 shares as full-value awards through the date of this Proxy Statement.  Shares subject to any such awards that terminate, lapse or are cancelled or forfeited will again be available for issuance as full-value awards.  In addition, no participant may be granted awards under the Stock Plan for more than 500,000 shares of Common Stock in the aggregate in any calendar year.

Performance Measures.  For awards under the Stock Plan intended to qualify under the performance-based compensation provisions of Section 162(m), the performance measure or measures to be used shall be chosen from among the following corporate-wide or subsidiary, division or operating unit financial measures:  pre-tax profit or after-tax gross profit; operating income; operating profit; earnings before interest, taxes, depreciation and amortization; income before taxes; net income; revenue; cash flow; return on invested capital; return on net assets; pre-tax or after-tax profit margin; pre-tax or after-tax profit growth; revenue growth; stock price; and economic profit.  If the proposed amendment is approved, total shareholder return will be included as a performance measure as well.

Types of Awards.  The Stock Plan authorizes the following types of awards:

•
Stock Options.  The Stock Plan authorizes grants of stock options to purchase shares of Common Stock.  All stock options granted under the Stock Plan are "non-statutory stock options," meaning they are not intended to qualify as "incentive stock options" under the Code.  The stock options provide for the right to purchase shares of Common Stock at a specified price and become exercisable after the grant date pursuant to the terms established by the Committee.  The per share option exercise price may not be less than 100 percent of the fair market value of a share of Common Stock on the grant date.

•
Stock Appreciation Rights.  The Committee may grant stock appreciation rights ("SARs"), which provide a right to receive upon exercise the excess of the fair market value of a share of Common Stock on the date of exercise, over the grant price of the SAR, which may not be less than 100 percent of the fair market value of a share of Common Stock on the grant date.

•
Restricted Stock and Restricted Stock Units.  Awards of restricted stock and RSUs may be subject to any restrictions the Committee may impose, such as satisfaction of performance measures or a performance period, or restrictions on the right to vote or receive dividends.  The minimum vesting period of awards subject solely to satisfaction of a performance measure is one year from the grant date.

•
Deferred Share Units.  The Committee may grant awards of deferred share units, subject to a deferral period of not less than one year.  The deferred share units also may be subject to such restrictions as the Committee may impose, including satisfaction of performance measures or a performance period.  The minimum vesting period of deferred share units subject solely to satisfaction of a performance measure is one year from the grant date.  No shares of Common Stock are issued at the time deferred share units are granted.  Rather, shares are issued and delivered upon expiration of the deferral period.

•
Performance Share Awards.  The Committee may grant performance share awards.  Each performance share constitutes a right, contingent upon the attainment of certain performance measures within a performance period, to receive a share of Common Stock or the fair market value of the performance share in cash.  Prior to the settlement of a performance share award, the holder of the award has no rights as a shareholder with respect to the shares of Common Stock subject to the award.  Performance shares are generally subject to forfeiture if the specified performance measures are not attained.  The minimum performance period for any performance share award is one year from the date of grant.

•	Stock Grant Awards. The Stock Plan also authorizes grants of unrestricted shares of Common Stock, subject to any terms and conditions the Committee may determine.

•
Dividend Equivalent Awards.  The Committee may grant dividend equivalent awards on previously granted awards of restricted stock, RSUs, performance share awards, deferred share units or stock grant awards.  Dividend equivalent awards entitle the recipient to receive payment in cash, shares of Common Stock or other property as determined by the Committee based on the amount of any cash dividends paid by the Corporation to holders of shares of Common Stock.

All awards are subject to the terms of the Stock Plan and any other terms and conditions as the Committee may deem appropriate.

Non-transferability.  Unvested awards under the Stock Plan may not be transferred except upon death, by will or the laws of descent and distribution or pursuant to a transfer to a family member expressly permitted by the Committee.

Adjustment for Certain Corporate Changes. In the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event, which affects shares requiring an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Stock Plan, the Committee shall, in any manner it deems equitable, make appropriate adjustments to the number of shares of Common Stock available for grant, the number of shares of Common Stock covered by outstanding awards or other terms as the Committee deems necessary or appropriate.

Change in Control.  The Stock Plan provides, in the event of a change in control involving the Corporation, all awards will become vested and exercisable in full.  Alternatively, the Committee may require each award to be surrendered and redeemed for its cash equivalent.

Amendment.  The Board may amend the Stock Plan at any time, except the Board may not amend the Stock Plan to increase materially the benefits to participants without shareholder approval.  In addition, the Board may not make any amendment impairing an outstanding award under the Stock Plan.

Term.  The Stock Plan expires on May 7, 2017, unless earlier terminated by the Board.

Effect of Termination of Employment.  The Stock Plan authorizes the Committee to determine, at the time of the grant of any award, all terms relating to the exercise, cancellation, forfeiture or other disposition of such award upon a participant's termination of employment.  However, in the event of a termination of employment by reason of death or disability, each award granted under the Stock Plan will become fully exercisable and vested.  In addition, in the event of termination of employment due to retirement, each grant of stock options and SARs under the Stock Plan will become fully exercisable and vested.

Plan Awards.  All members of the Corporation and its subsidiaries, including executive officers, may be eligible for awards under the Stock Plan as determined by the Committee.  The timing, size, terms and recipients of such awards are determined from time to time by the Board in its discretion.

The following table includes with respect to each individual and group listed below (i) the number of shares of common stock issued or issuable pursuant to stock options granted under the Stock Plan and (ii) the number of shares underlying restricted stock unit and other full value equity awards granted under the Stock Plan, in each case since the Stock Plan's inception through March 6, 2015.  The table does not include grants made under any of the Corporation's other Stock Plans.  Any future awards to eligible participants are subject to the discretion of the Committee and Board of Directors and therefore are not determinable at this time.  Non-employee Directors are not eligible to participate in the Stock Plan and, therefore, are not listed in the table below as no grants have been made to them under the Stock Plan.  Similarly, there have been no grants to any associates of directors, executive officers or nominees or a person who received, or is to receive, 5% of plan awards.

To date, no incentive stock options have been granted under the Stock Plan and none are presently contemplated.  The shares granted as full value awards, reflected in the table below, include grants of RSUs, shares granted on the 25th anniversary of service to the Corporation (which is offered to all members) and shares granted pursuant to the SIP.  As of March 6, 2015, the closing price per share of the Corporation's Common Stock was $49.97.

Cumulative Grants Since Plan Inception in 2007

Name and Position	Shares Underlying Options Granted	Shares Underlying Full Value Awards
Stan A. Askren Chairman, President and Chief Executive Officer, HNI Corporation	1,267,058	163,440
Kurt A. Tjaden Vice President and Chief Financial Officer, HNI Corporation	287,634	44,695
Bradley D. Determan Executive Vice President, HNI Corporation President, Hearth & Home Technologies Group	336,014	47,009
Jerald K. Dittmer Executive Vice President, HNI Corporation President, The HON Company	363,809	54,545
Jeffrey D. Lorenger Executive Vice President, HNI Corporation President, HNI Contract Furniture Group	273,872	31,921
All current executive officers as a group	3,094,239	436,680
All employees, including all current officers who are not executive officers, as a group	1,462,740	575,810

Additional Award Information

The table below presents additional information regarding awards outstanding as of March 6, 2015, under the Corporation's Stock Plan as well as all other plans the Corporation uses to grant equity awards.

	Shares Subject to Options Outstanding	Full-Value Awards Outstanding	Shares Remaining Available for Future Grant
2007 Stock Based Compensation Plan	3,326,745	49,026	3,658,305
Weighted-Average Exercise Price of Options	30.63
Weighted-Average Remaining Term of Options (in years)	7.18

Other Plans:
2007 Equity Plan			54,809

	Shares Subject to Options Outstanding	Full-Value Awards Outstanding	Shares Remaining Available for Future Grant
Deferred Plan			238,482
Directors Deferred Plan			392,595
Total:	3,326,745	49,026	4,344,191

Federal Income Tax Consequences

The following is a brief overview of the U.S. federal income tax consequences generally arising with respect to awards under the Stock Plan.  This summary is not intended to be exhaustive, is subject to change and does not describe state or local tax consequences or consequences of other applicable tax laws.

Tax Consequences to Participants.  The tax consequences to the participants depend on the type of award granted under the Stock Plan.

•
Stock Options.  In general:  (1) no income will be recognized by the participant at the time a stock option is granted; (2) at the time of exercise of a stock option, ordinary income will be recognized by the participant in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are unrestricted on the date of exercise; and (3) at the time of sale of shares acquired pursuant to the exercise of a stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

•
Stock Appreciation Rights.  No income will be recognized by a participant in connection with the grant of SARs.  When the SAR is exercised, the participant normally will be required to include as ordinary income in the year of exercise an amount equal to the amount of cash and the fair market value of any unrestricted shares received pursuant to the exercise.

•
Restricted Stock and Restricted Stock Units.  A participant receiving restricted stock or RSUs will not recognize ordinary income at the time of grant unless the participant makes an election to be taxed at such time.  If such election is not made, the participant will recognize ordinary income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the stock at such time over the amount, if any, paid for the stock or units.  In addition, a participant receiving dividends with respect to restricted stock or RSUs for which the above-described election has not been made and prior to the time the restrictions lapse will recognize ordinary income, rather than dividend income, in an amount equal to the dividends paid.  To date, the Corporation has not issued any dividend equivalent awards with respect to restricted stock and RSUs.  Upon disposition of such stock, any appreciation (or depreciation) in the value of the stock after the date the restrictions lapse will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.  If a participant properly makes an election to be taxed at the time the restricted stock or RSU is granted, the participant will recognize ordinary income on the date of grant equal to the excess of the fair market value of the stock or RSU at such time over the amount, if any, paid for such stock.  The participant will not recognize any income at the time the restrictions lapse.  Upon disposition of such stock, any appreciation (or depreciation) in the value of the stock after the date the restricted stock or RSU was granted will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

•
Deferred Share Units.  A participant receiving a deferred share unit will recognize ordinary income in the year the participant receives shares in an amount equal to the value of the deferred shares at that time less any consideration paid by the participant.  Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date of the delivery of the deferred shares will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

•
Performance Share Awards.  A participant receiving a performance share award will not recognize taxable income upon the grant of such award.  Upon the settlement of the award, the participant will recognize ordinary income in an amount equal to the fair market value of any shares delivered and any cash paid by the Corporation.  Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date of the settlement of the award will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

•
Stock Grant Awards.  A participant receiving a stock grant award will recognize taxable income at the time the stock is awarded in an amount equal to the then fair market value of such stock less the amount, if any, paid for such shares.  Upon disposition of such stock, any appreciation (or depreciation) in the value of the stock after the date the participant received the stock will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

•	Dividend Equivalent Awards. If an award also includes a dividend equivalent award, a participant will recognize ordinary income when the participant receives payment of the dividend equivalents.

Tax Consequences to the Corporation. To the extent a participant recognizes ordinary income in the circumstances described above, the Corporation or the subsidiary for which the member performs services will be entitled to a corresponding deduction if, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by Section 162(m).

Required Vote

Approval of the amendment to, and the performance goals under, the Stock Plan requires the affirmative vote of the holders of a majority of the Outstanding Shares voted at the Meeting.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO, AND PERFORMANCE GOALS UNDER, THE 2007 STOCK-BASED COMPENSATION PLAN.

PROPOSAL NO. 5 –APPROVAL OF AN AMENDMENT TO, AND PERFORMANCE GOALS UNDER,
THE ANNUAL INCENTIVE PLAN

General

Shareholders are requested to approve:

•	a proposed amendment to the Incentive Plan to include total shareholder return (TSR) as a performance goal in Section 2.1(o); and
•	the performance goals included in Section 2.1(o) of the Incentive Plan.

The proposed amendment was approved by the Board on February 18, 2015 and will become effective only upon shareholder approval.  The Incentive Plan was previously approved by shareholders, as amended and restated, on May 11, 2010.  The Incentive Plan provides for performance-based compensation payable in cash and/or Common Stock.  The Incentive Plan is designed to promote the long-term financial success of the Corporation and to increase shareholder value by enabling the Corporation to recruit and retain quality members and to align the interests of members with the Corporation's shareholders.

As noted above, shareholder approval of the Incentive Plan is necessary for the Corporation to meet the requirements for tax deductibility under Section 162(m).  Section 162(m) limits the annual federal tax deduction for 162(m) Employees to $1,000,000.  Certain performance-based compensation is excluded from this limitation.  The Incentive Plan has been designed to comply with requirements of Section 162(m) with respect to 162(m) Employees.  The Incentive Plan also benefits members who are not 162(m) Employees.

Summary of the Incentive Plan

The following is a summary of the Incentive Plan which is qualified in its entirety by reference to the full text of the Incentive Plan.  A copy of the full text of the Incentive Plan is included as Appendix B to the Proxy Statement filed electronically with the SEC on March 26, 2010, a copy of which is available on the Corporation's website at www.hnicorp.com, under "Investor Information—Proxy Report."

Purpose.  The Incentive Plan aids the Corporation in recruiting and retaining members capable of assuring the future success of the Corporation.  The purpose of the Incentive Plan is to encourage a consistently high standard of excellence and continued employment by certain designated key executives and members of the Corporation and its subsidiaries.

Administration.  The Incentive Plan is administered by the Board, which may from time to time delegate all or any part of its authority under the Incentive Plan to the Committee or management.  All decisions with respect to Section 162(m) Employees are made by the Committee.  In particular, the Committee has the exclusive authority to:  (1) establish performance measures for all Section 162(m) Employees; (2) determine and certify the achievement of the performance measures for all Section 162(m) Employees; and (3) make any other discretionary decisions affecting Section 162(m) Employees.

Eligibility.  Participation in the Incentive Plan is limited to members of the Corporation and its subsidiaries who are designated by the Board to receive benefits under the Incentive Plan.  Currently, 100 persons, including Section 162(m) employees, are eligible to participate in the Incentive Plan.  Non-employee Directors are not eligible to participate in the Incentive Plan.

Target Performance Awards. Each participant is granted a target performance award at the beginning of a performance period, as determined by the Board or the Committee.  The target performance award is expressed as a percentage of the participant's base pay at the time the award is granted.  The actual award payable to a participant at the end of a performance period (i.e., the earned performance award) is determined by multiplying the percentage achievement of the applicable performance measure by the target performance award.  In no event will a participant's award for a performance period exceed $3,000,000.

Performance Measures.  Performance measures are goals established for a performance period.  Performance measures are based on the level of performance for the operating unit, division or other business unit of an operating unit or individual performance for a participant for a performance period.  A performance period is one fiscal year of the Corporation or other period as determined by the Board or the Committee.

In the case of a participant who is a Section 162(m) Employee, all performance measures must be pre-established by the Committee, be objective and state, in terms of an objective formula or standard, the method for computing the amount of compensation payable if the performance measure is attained.

Performance measures may take into account such criteria as the Board determines to be appropriate.  In the case of a Section 162(m) Employee, the performance measure shall be based exclusively on one or more of the following financial measures:  (1) pre-tax profit or after-tax gross profit; (2) operating income; (3) operating profit; (4) earnings before interest, taxes, depreciation and amortization; (5) income before taxes; (6) net income; (7) revenue; (8) cash flow; (9) return on invested capital; (10) return on net assets; (11) pre-tax or after-tax profit margin;  (12) pre-tax or after-tax profit growth; (13) revenue growth; (14) stock price; and (15) economic profit.  If the amendment is approved, total shareholder return (TSR) will also be a performance measure.

In addition, performance goals may be established for participants on an individual basis to take into account such criteria as the Board determines to be appropriate.  In the case of a Section 162(m) Employee, the individual performance measure shall be based exclusively on one or more of the following:  (1) increasing customer or member satisfaction; (2) reducing member turnover; (3) improving safety record; (4) integrating and/or managing acquisitions; (5) increasing inventory turns; (6) increasing productivity of members, materials, manufacturing and/or logistics; (7) strengthening market position (market share); (8) enhancing culture and capabilities; (9) reducing operating costs; (10) building a best-cost lean enterprise; (11) improving cash flow and/or cash management; (12) developing a succession plan for key positions; (13) improving collaboration among corporate functions and operating units; (14) developing new products and product extensions; (15) improving the customer buying experience; (16) expanding distribution; (17) enhancing brand and image; (18) developing new market opportunities; (19) managing risk; and (20) enhancing corporate compliance.

Payment of Awards.  Participants will be paid on or before the first day of the Corporation's March fiscal month following the end of the performance period.  Payment of the earned performance award shall be in cash.  However, the Board or the Committee may require an award (or portion thereof) be paid in the form of shares as a stock grant award under the Stock Plan:  (1) at the participant's request, in the amount indicated by the participant, subject to the Board (or the Committee's) approval; or (2) in the amount of up to 50 percent of the award in the event the Board (or the Committee) determines, in its sole discretion, the participant's respective stock ownership level under the Corporation's Executive Stock Ownership Guideline does not reflect appropriate progress toward such participant's five-year goal thereunder.

In general, a participant must be employed on the last day of a performance period in order to receive the value of such participant's earned performance award for that performance period.  There is an exception to this rule for participants who terminate employment during a performance period due to death, disability or retirement.  Under these circumstances, the participant is entitled to a prorated payment.

The Board may reduce the amount of, or completely eliminate, an amount otherwise payable to a participant for a performance period if the Board determines due to the participant's performance or behavior during or immediately following such performance period the participant should not be entitled to the payment.  Further, all amounts payable to the Corporation's CEO and CFO are subject to forfeiture as provided in Section 304 of the Sarbanes-Oxley Act of 2002.

Change in Control.  In the event of a change in control of the Corporation, prior to the effective date of such change in control, the Board will determine the value of each target performance award.  Each participant's target performance award will then become payable without proration prior to the effective date of the change in control.  If there is a change in control of a subsidiary or the sale of all or substantially all of the assets of an operating unit that is not a subsidiary, the value of each award to participants employed by such subsidiary or operating unit will be determined by the Board as of the date of the change in control or sale based on (1) the percentage of the performance measure completed as of the date of the change in control or sale, (2) the number of months of the performance period completed as of the date of the change in control or sale, (3) the actual purchase price of the subsidiary or operating unit and (4) such other factors as the Board deems relevant in light of the circumstances of the sale.

Amendment or Termination of the Incentive Plan.  The Board has the authority to interpret the Incentive Plan and to adopt, amend and rescind rules and regulations for implementing and administering the Incentive Plan.  The interpretation and construction by the Board of any provision of the Incentive Plan or any agreement are final and conclusive.  Shareholder approval of amendments to the Incentive Plan will be required to the extent required by applicable law or national securities exchange regulations, including the NYSE's listing standards.  If the Incentive Plan is terminated before the last day of the performance period, the earned performance award otherwise payable for such performance period will be prorated.

Plan Benefits.  Awards under the Incentive Plan will be based on the Corporation's future performance and are not presently determinable.  However, the dollar value of awards paid under the Incentive Plan for Fiscal 2014 to each of the Named Executive Officers are reflected in the Non-Equity Incentive Plan Compensation column and note 4 of the "Summary Compensation Table for Fiscal 2014, Fiscal 2013 and Fiscal 2012" on page 33 of this Proxy Statement.  The aggregate dollar value of awards paid under the Incentive Plan for Fiscal 2014 to all of the Corporation's current executive officers (including the Named Executive Officers) as a group was $5,097,700.  The aggregate dollar value of awards paid under the Incentive Plan for Fiscal 2014 to all of the Corporation's members as a group who received awards under the Incentive Plan, but are not executive officers, was $11,009,784.  Non-employee Directors are not eligible to participate in the Incentive Plan.

Federal Income Tax Consequences

All awards under the Incentive Plan will be considered compensation income to the participants, subject to federal income tax in the year they are paid, and deductible to the Corporation for federal income tax purposes to the extent they are considered reasonable compensation.  Certain participants are eligible to defer payment of the awards under the Incentive Plan under the Deferred Plan.  Deferral of award payment would also defer federal income tax until the award is paid.

Required Vote

Approval of the amendment to, and performance goals under, the Incentive Plan requires the affirmative vote of the holders of a majority of the Outstanding Shares voted at the Meeting.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT TO, AND PERFORMANCE MEASURES UNDER, THE HNI CORPORATION ANNUAL INCENTIVE PLAN.

PROPOSAL NO. 6 –APPROVAL OF AN AMENDMENT TO, AND PERFORMANCE GOALS UNDER,
THE LONG-TERM PERFORMANCE PLAN

General

Shareholders are requested to approve:

•	a proposed amendment to the Performance Plan to include total shareholder return (TSR) as a performance goal in Section 2.1(o); and
•	the performance goals included in Section 2.1(o) of the Performance Plan.

The proposed amendment was approved by the Board on February 18, 2015 and will become effective only upon shareholder approval.  The Performance Plan was previously approved by shareholders, as amended and restated, on May 11, 2010.  The Performance Plan provides for performance-based compensation payable in cash and/or Common Stock.  The Performance Plan is designed to promote the long-term financial success of the Corporation and to increase shareholder value by enabling the Corporation to recruit and retain quality members and to align the interests of members with the Corporation's shareholders.

As noted above, shareholder approval of the Performance Plan is necessary for the Corporation to meet the requirements for tax deductibility under Section 162(m).  Section 162(m) limits the annual federal tax deduction for Section 162(m) Employees to $1,000,000.  Certain performance-based compensation is excluded from this limitation.  The Performance Plan has been designed to comply with requirements of Section 162(m) with respect to Section 162(m) Employees.  The Performance Plan also benefits members who are not Section 162(m) Employees.

Summary of the Performance Plan

The following is a summary of the Performance Plan which is qualified in its entirety by reference to the full text of the Performance Plan.  A copy of the full text of the Performance Plan, as amended, is included as Appendix C to the Proxy Statement filed electronically with the SEC on March 26, 2010, a copy of which is available on the Corporation's website at www.hnicorp.com, under "Investor Information—Proxy Report."

Purpose.  The Performance Plan aids the Corporation in recruiting and retaining members capable of assuring the future success of the Corporation.  The purpose of the Performance Plan is to promote the attainment of the Corporation's performance goals by providing incentive compensation for certain designated key executives and members of the Corporation and its subsidiaries.

Administration.  The Performance Plan is administered by the Board, which may from time to time delegate all or any part of its authority under the Performance Plan to the Committee or management.  All decisions with respect to Section 162(m) Employees are made by the Committee.  In particular, the Committee has the exclusive authority to:  (1) establish performance measures for all Section 162(m) Employees; (2) determine and certify the achievement of the performance measures for all Section 162(m) Employees; and (3) make any other discretionary decisions affecting Section 162(m) Employees.

Eligibility.  Participation in the Performance Plan is limited to members of the Corporation and its subsidiaries who are designated by the Board to receive benefits under the Performance Plan.  Currently, 71 persons, including 162(m) Employees, are eligible to participate in the Performance Plan.  Non-employee Directors are not eligible to participate in the Performance Plan.

Target Performance Awards. Each participant is granted a target performance award at the beginning of a performance period, as determined by the Board or the Committee.  The target performance award is expressed as a percentage of the participant's base pay at the time the award is granted.  The actual award payable to a participant at the end of a performance period (i.e., the earned performance award) is determined by multiplying the percentage achievement of the applicable performance measure by the target performance award.  In no event will a participant's award for a performance period exceed $5,000,000.

Other Awards.  The Committee may from time to time in its discretion grant awards under the Performance Plan conditioned on satisfaction of criteria other than a performance measure, such as remaining employed by the Corporation on a continuous basis through the end of a performance period.  Such awards would not meet the requirements for tax deductibility under Section 162(m) however.

Performance Measures.  Performance measures are goals established for a performance period.  Performance measures are based on the level of performance for the operating unit, division or other business unit of an operating unit for a performance period.  A performance period is a period of at least two consecutive fiscal years of the Corporation.

In the case of a participant who is a Section 162(m) Employee, all performance measures must be pre-established by the Committee, be objective and state, in terms of an objective formula or standard, the method for computing the amount of compensation payable if the performance measure is attained.

Performance measures may take into account such criteria as the Board determines to be appropriate.  In the case of a Section 162(m) Employee, the performance measure shall be based exclusively on one or more of the following financial measures:  (1) pre-tax profit or after-tax gross profit; (2) operating income; (3) operating profit; (4) earnings before interest, taxes, depreciation and amortization; (5) income before taxes; (6) net income; (7) revenue; (8) cash flow; (9) return on invested capital; (10) return on net assets; (11) pre-tax or after-tax profit margin; (12) pre-tax or after-tax profit growth; (13) revenue growth; (14) stock price; and (15) economic profit.  If the amendment is approved, total shareholder return (TSR) will also be a performance measure.

Payment of Awards.  Participants will be paid on or before the first day of the Corporation's March fiscal month following the end of a given performance period.  Payment of the earned performance award shall be in cash or as a stock grant award under the Stock Plan, or some combination, as determined by the Board in its discretion.

In general, a participant must be employed on the last day of a performance period in order to receive the value of such participant's earned performance award for that performance period.  There is an exception to this rule for participants who terminate employment during a performance period due to death, disability or retirement.  Under these circumstances, the participant is entitled to a prorated payment.

The Board may reduce the amount of, or completely eliminate, an amount otherwise payable to a participant for a performance period if the Board determines due to the participant's performance or behavior during or immediately following such performance period the participant should not be entitled to the payment.  Further, all amounts payable to the Corporation's CEO and CFO are subject to forfeiture as provided in Section 304 of the Sarbanes-Oxley Act of 2002.

Change in Control.  In the event of a change in control of the Corporation, prior to the effective date of such change in control, the Board will determine the value of each target performance award.  Each participant's target performance award will then become payable without proration prior to the effective date of the change in control.  If there is a change in control of a subsidiary or the sale of all or substantially all of the assets of an operating unit that is not a subsidiary, the value of each award to participants employed by such subsidiary or operating unit will be determined by the Board as of the date of the change in control or sale based on (1) the percentage of the performance measure completed as of the date of the change in control or sale, (2) the number of months of the performance period completed as of the date of the change in control or sale, (3) the actual purchase price of the subsidiary or operating unit and (4) such other factors as the Board deems relevant in light of the circumstances of the sale.

Amendment or Termination of the Performance Plan.  The Board has the authority to interpret the Performance Plan and to adopt, amend and rescind rules and regulations for implementing and administering the Performance Plan.  The interpretation and construction by the Board of any provision of the Performance Plan or any agreement are final and conclusive.  Shareholder approval of amendments to the Performance Plan will be required to the extent required by applicable law or national securities exchange regulations, including the NYSE's listing standards.  If the Performance Plan is terminated before the last day of the performance period, the earned performance award otherwise payable for such performance period will be prorated.

Plan Benefits.  Awards under the Performance Plan will be based on the Corporation's future performance and are not presently determinable.  However, the dollar value of awards earned under the Performance Plan for Fiscal 2014 by each of the Named Executive Officers are reflected in the Non-Equity Incentive Plan Compensation column and note 4 of the "Summary Compensation Table for Fiscal 2014, Fiscal 2013 and Fiscal 2012" on page 33 of this Proxy Statement.  The aggregate dollar value of awards earned under the Incentive Plan for Fiscal 2014 by all of the Corporation's current executive officers (including the Named Executive Officers) as a group was $854,094.  The aggregate dollar value of awards earned under the Performance Plan for Fiscal 2014 by all of the Corporation's members as a group who received awards under the Performance Plan, but are not executive officers, was $1,404,801.  Non-employee Directors are not eligible to participate in the Performance Plan.

Federal Income Tax Consequences

All awards under the Performance Plan will be considered compensation income to the participants, subject to federal income tax in the year they are paid, and deductible to the Corporation for federal income tax purposes to the extent they are considered reasonable compensation.  Certain participants are eligible to defer payment of the awards under the Performance Plan under the Deferred Plan.  Deferral of award payment would also defer federal income tax until the award is paid.

Required Vote

Approval of the Performance Plan as amended and restated requires the affirmative vote of the holders of a majority of the Outstanding Shares voted at the Meeting.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT TO, AND PERFORMANCE MEASURES UNDER, THE LONG-TERM PERFORMANCE PLAN.

PROPOSAL NO. 7 – APPROVAL OF AN AMENDMENT TO THE
2007 EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS

General

Shareholders are requested to approve a proposed amendment to the 2007 Equity Plan to increase the number of shares authorized for issuance by 150,000 shares.  The proposed amendment was approved by the Board on February 18, 2015 and will become effective only upon shareholder approval.  The 2007 Equity Plan was previously approved by shareholders on May 8, 2007.  The 2007 Equity Plan is designed to promote the long-term financial success of the Corporation and to increase shareholder value by enabling the Corporation to recruit and retain quality non-employee Directors and to align their interests with the Corporation's shareholders.  The 2007 Equity Plan permits the Corporation to issue to its non-employee Directors stock options, shares of restricted stock of the Corporation and stock grant awards.  The 2007 Equity Plan also permits non-employee Directors to elect to receive all or a portion of their annual retainers, meeting fees and other compensation in the form of shares of Common Stock.

As of March 6, 2015, there remained 54,809 shares available for future awards under the 2007 Equity Plan.  If the amendment is approved, the number of shares authorized for issuance under the 2007 Equity Plan would increase by 150,000.

Summary of the 2007 Equity Plan

The following is a summary of the 2007 Equity Plan as proposed to be amended which is qualified in its entirety by reference to the full text of the 2007 Equity Plan.  A copy of the full text of the 2007 Equity Plan, reflecting the proposed amendment, is included as Appendix D to the Proxy Statement filed electronically with the SEC on March 23, 2015, a copy of which is available on the Corporation's website at www.hnicorp.com, under "Investor Information—Proxy Report."

Purpose. The 2007 Equity Plan is intended to aid the Corporation in recruiting and retaining non-employee Directors capable of assuring the future success of the Corporation.  The Corporation expects the awards under the 2007 Equity Plan and opportunities for stock ownership in the Corporation will provide incentives to non-employee Directors to exert their best efforts for the success of the Corporation, aligning their interests with those of the Corporation's shareholders.

Administration.  The Board administers the 2007 Equity Plan and has the authority to interpret the 2007 Equity Plan and to prescribe, interpret and revoke rules and regulations relating to the 2007 Equity Plan.  The Board may delegate its authority to administer the 2007 Equity Plan to any committee or subcommittee of non-employee Directors.

Eligibility.  Each Director who is not a current member of the Corporation or any of its subsidiaries is eligible to receive awards under the 2007 Equity Plan.

Shares Authorized. The Board has reserved 300,000 shares of Common Stock for issuance under the 2007 Equity Plan.  The proposed amendment would amend Section 5.1 of the 2007 Equity Plan to increase the number of shares authorized for issuance to 450,000.  As of the date of this Proxy Statement, the Corporation has issued 245,191 shares as awards under the 2007 Equity Plan and no shares have been returned to the 2007 Equity Plan as a result of forfeited, terminated, lapsed or cancelled awards made under the 2007 Equity Plan.  If shareholders approve this amendment to the 2007 Equity Plan there will be a total of 204,809 shares available for future awards.  Shares that are subject to awards that terminate, lapse or are cancelled or forfeited will be available again for grant under the 2007 Equity Plan.

Types of Awards.  The 2007 Equity Plan authorizes the following types of awards:

•
Stock Options.  The 2007 Equity Plan authorizes grants of options to purchase shares of Common Stock.  All options granted under the 2007 Equity Plan are "non-statutory stock options," meaning they are not intended to qualify as "incentive stock options" under the Code.  The stock options will provide for the right to purchase shares of Common Stock at a specified price and will become exercisable after the grant date, pursuant to the terms established by the Board.  The per share option exercise price may not be less than 100 percent of the fair market value of a share of Common Stock on the grant date.

•
Restricted Stock.  The 2007 Equity Plan authorizes awards of restricted stock, to be subject to any restrictions the Board may impose, such as satisfaction of performance measures or a performance period, or restrictions on the right to vote or receive dividends.  The minimum vesting period of such awards is one year from the grant date.

•	Common Stock Grants. The 2007 Equity Plan also authorizes grants of unrestricted shares of Common Stock. Such awards may be subject to any terms and conditions the Board may determine.

•
Additional Cash Award to Offset Taxes.  In connection with the grant of restricted stock or unrestricted shares of Common Stock, the Board may provide for the payment of a cash award to the non-employee Director in order to offset the amount of taxes incurred in connection with such award.

All awards are subject to the terms of the 2007 Equity Plan and any other terms and conditions as the Board may deem appropriate.

Director Fees Payable in Shares.  The 2007 Equity Plan permits non-employee Directors to elect to receive shares of Common Stock in lieu of all or a portion of the cash payments to be made by the Corporation for annual retainers, meeting fees and otherwise for services performed as a Director.

Non-transferability.  In general, awards under the 2007 Equity Plan may not be transferred except upon death, by will or the laws of descent and distribution, or pursuant to a transfer to a family member that is expressly permitted by the Board.  In addition, the Board may impose transfer restrictions on all or any part of the shares of Common Stock to be issued upon the exercise of options or pursuant to awards of Common Stock grants.

Adjustment for Certain Corporate Changes. In the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event, which affects shares such that an adjustment is required to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, make appropriate adjustments to the number of shares of Common Stock available for grant, the number of shares of Common Stock covered by outstanding awards, or other terms as the Board deems necessary or appropriate.

Amendment.  The Board may amend the 2007 Equity Plan at any time, except the Board may not amend the 2007 Equity Plan to increase materially the benefits to participants under the 2007 Equity Plan without shareholder approval.  In addition, the Board may not make any amendment that would impair an outstanding award under the 2007 Equity Plan.

Term.  The 2007 Equity Plan expires on May 7, 2017, unless earlier terminated by the Board.

Effect of Termination of Directorships.  The 2007 Equity Plan authorizes the Board to determine all terms relating to the exercise, cancellation, forfeiture or other disposition of any award upon a non-employee Director's termination of service.  In the event of a termination of directorship by reason of death, disability, hardship or other special circumstances, the Board may take any action it deems equitable under the circumstances or in the best interests of the Corporation.

Plan Awards.  Only non-employee Directors of the Corporation are eligible for awards under the 2007 Equity Plan.  Currently, the Corporation has nine non-employee Directors.  To date, only full-value stock awards have been granted under the 2007 Equity Plan.  No stock options or restricted stock have been granted under the 2007 Equity Plan.

The following table includes with respect to each non-employee Director and non-employee Directors as a group the number of shares underlying stock awards granted under the 2007 Equity Plan, in each case since the 2007 Equity Plan's inception through March 6, 2015.  The table does not include grants made under any of the Corporation's other compensation plans.  Future awards to eligible participants are not determinable at this time.  As of March 6, 2015, the closing price per share of the Corporation's Common Stock was $49.97.

Cumulative Grants Since Plan Inception in 2007

Name and Position	Shares Underlying Full Value Awards
Mary Bell	20,055
Miguel Calado	37,551
Cheryl Francis	49,809
James Jenkins	20,057
Dennis Martin	20,222
Larry Porcellato	20,054
Abbie J. Smith	20,056
Brian E. Stern	20,962
Ronald Waters	20,054
All non-employee Directors, as a group	245,191

Federal Income Tax Consequences

The following is a brief overview of the U.S. federal income tax consequences generally arising with respect to awards under the 2007 Equity Plan.  This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Tax Consequences to Participants.  The tax consequences to the participants depend on the type of award granted under the 2007 Equity Plan.

•
Stock Options.  In general: (i) no income will be recognized by the participant at the time a stock option is granted; (ii) at the time of exercise of a stock option, ordinary income will be recognized by the participant in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are unrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

•
Restricted Stock.  A participant receiving restricted stock will not recognize ordinary income at the time of grant unless the participant makes an election to be taxed at such time.  If such election is not made, the participant will recognize ordinary income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the stock at such time over the amount, if any, paid for the stock.  In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize ordinary income, rather than dividend income, in an amount equal to the dividends paid.  Upon disposition of such stock, any appreciation (or depreciation) in the value of the stock after the date the restrictions lapsed will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.  If a participant properly makes an election to be taxed at the time the restricted stock is granted, the participant will recognize ordinary income on the date of grant equal to the excess of the fair market value of the stock at such time over the amount, if any, paid for such stock.  The participant will not recognize any income at the time the restrictions lapse.  Upon disposition of such stock, any appreciation (or depreciation) in the value of the stock after the date the restricted stock was granted will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

•
Common Stock Grants.  A participant receiving a common stock grant will recognize ordinary income upon the grant of such shares in an amount equal to the fair market value of any such shares delivered by the Corporation less the amount, if any, paid for such shares.  Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date of grant will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

•
Director Fees Payable in Shares.  A participant receiving director fees in shares will recognize ordinary income upon the grant of such shares in an amount equal to the fair market value of any such shares delivered by the Corporation.  Upon disposition of such shares, any appreciation (or depreciation) in the value of the shares after the date of grant will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

Tax Consequences to the Corporation. To the extent that a participant recognizes ordinary income in the circumstances described above, the Corporation will be entitled to a corresponding deduction to the extent that such a deduction is authorized under Section 162 of the Code.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE AN AMENDMENT TO THE 2007 EQUITY PLAN.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

On the Record Date, there were 44,518,275 Outstanding Shares.  On that date, to the Corporation's knowledge, there were four shareholders who owned beneficially more than five percent of all Outstanding Shares.  The table below contains information, as of that date (except as noted below), regarding the beneficial ownership of these entities.  Unless otherwise indicated, the Corporation believes each of the entities listed below has sole voting and investing power with respect to all the shares of Common Stock indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
State Farm Insurance Companies (1) One State Farm Plaza Bloomington, Illinois 61710	7,385,538 (2)	16.6%
BlackRock, Inc. (3) 40 East 52nd Street New York, New York 10022	3,586,100 (4)	8.1%
The Vanguard Group, Inc. (5) 100 Vanguard Boulevard Malvern, PA 19355	2,810,538 (6)	6.3%
Fidelity Management & Research Company 245 Summer Street Boston, Massachusetts 02210	2,752,317 (7)	6.2%
____________
Notes

(1)
State Farm Insurance Companies consists of the following entities:  State Farm Mutual Automobile Insurance Company; State Farm Fire and Casualty Company; State Farm Investment Management Corp.; State Farm Associates Funds Trust – State Farm Growth Fund; State Farm Associates Funds Trust – State Farm Balanced Fund; State Farm Insurance Companies Employee Retirement Trust; and State Farm Insurance Companies Savings and Thrift Plan for U.S. Employees.

(2)
Information is based on a Schedule 13G/A filed February 4, 2015 with the SEC by State Farm Insurance Companies for the period ended January 3, 2015.  Of the 7,385,538 shares beneficially owned, State Farm Insurance Companies has sole voting and investment power with respect to 7,366,400 shares and shared voting and investment power with respect to 19,138 shares.

(3)
The following subsidiaries of BlackRock, Inc. hold the shares of Common Stock noted:  BlackRock Institutional Trust Company, N.A.; BlackRock Fund Advisors; BlackRock Asset Management Canada Limited; BlackRock Asset Management Australia Limited; BlackRock Advisors, LLC; BlackRock Investment Management, LLC; BlackRock Fund Management Ireland Limited; BlackRock Life Limited; and BlackRock Investment Management (UK) Limited.

(4)
Information is based on a Schedule 13G/A filed January 23, 2015 with the SEC by BlackRock, Inc., for the period ended January 3, 2015.  Of the 3,586,100 shares beneficially owned, BlackRock Inc. has sole investment power with respect to all such shares and sole voting power with respect to 3,482,546 shares.

(5)	The following subsidiaries of The Vanguard Group, Inc. hold the shares of Common Stock noted: Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd.

(6)
Information is based on a Schedule 13G filed February 10, 2015 with the SEC by The Vanguard Group, Inc., for the period ended January 3, 2015.  Of the 2,810,538 shares beneficially owned, The Vanguard Group, Inc. has sole voting power with respect to 59,517 shares, sole investment power with respect to 2,754,121 shares, and shared investment power with respect to 56,417 shares.

(7)
Information is based on a Schedule 13G/A filed February 13, 2015 with the SEC by FMR LLC, parent company of Fidelity Management & Research Company, for the period ended January 3, 2015.  Of the 2,752,317 shares beneficially owned, Fidelity Management & Research Company has sole investment power, but no voting power, with respect to all such shares.

Security Ownership of Directors and Executive Officers

The following table sets forth the beneficial ownership of Common Stock as of the Record Date for each Director and nominee for Director, each Named Executive Officer and for all Directors (including nominees) and executive officers of the Corporation as a group.  The address of the persons listed below is 408 East Second Street, Muscatine, Iowa 52761.

Name of Beneficial Owner	Common Stock (1)	Common Stock Units (2)	Stock Options Exercisable as of the Record Date or Within 60 Days Thereof	Total Stock and Stock-Based Holdings	Percent of Class (3)
Stan A. Askren	145,090	51,664	579,783	776,537	1.7%
Mary H. Bell	8,738	25,407	0	34,145	*
Miguel M. Calado	47,802	0	0	47,802	*
Cheryl A. Francis	50,845	0	0	50,845	*
James R. Jenkins	0	34,523	0	34,523	*
Dennis J. Martin	5,994	21,336	0	27,330	*
Larry B. Porcellato	15,952	17,798	0	33,750	*
Abbie J. Smith	2,505	39,396	0	41,901	*
Brian E. Stern	38,311	0	0	38,311	*
Ronald V. Waters, III	22,144	13,795	0	35,939	*
Bradley D. Determan	32,048	2,385	8,320	42,753	*
Jerald K. Dittmer	26,961	0	139,538	166,499	*
Jeffrey D. Lorenger	24,337	0	78,347	102,684	*
Kurt A. Tjaden	34,624	0	78,412	113,036	*
All Directors and executive officers as a group – (18 persons)	540,662	206,304	994,611	1,741,577	3.9%
______________
Notes

(1)
Includes restricted shares held by executive officers over which they have voting power but not investment power, shares held directly or in joint tenancy, shares held in trust, by broker, bank or nominee or other indirect means and over which the individual or member of the group has sole voting or shared voting and/or investment power.  Each individual or member of the group has sole voting and/or investment power with respect to the shares shown in the table above, except Mr. Askren's spouse shares voting and investment power with respect to 7,588 of the 145,090 shares listed above for Mr. Askren, and Mr. Calado's former spouse shares voting and investment power with respect to 5,000 of the 47,802 shares listed above for Mr. Calado.

(2)
Indicates the nonvoting share units credited to the account of the named individual or members of the group, as applicable, under either the Deferred Plan or the Directors Deferred Plan.  For additional information on the Deferred Plan, see "Retirement and Other Compensation Plans – Deferred Compensation Plan" on page 30 and the Nonqualified Deferred Compensation for Fiscal 2014 Table on page 37 of this Proxy Statement.  For additional information on the Directors Deferred Plan, see "Director Compensation" on page 44 of this Proxy Statement.

(3)	* less than one percent.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of January 3, 2015, about Common Stock which may be issued under the Corporation's equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b) (3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans approved by security holders	3,583,553	(1)	29.93	4,544,433	(4)
Equity Compensation Plans not approved by security holders	244,946	(2)	––	632,019	(5)
Total	3,828,499		$31.90	5,176,453
____________
Notes

(1)
Includes:  (i) shares to be issued upon the exercise of outstanding stock options granted under the Stock Plan – 3,109,703 and the HNI Stock-Based Compensation Plan (the "Prior Stock Plan") – 220,885 prior to termination of such Plan in May 2007; (ii) shares to be issued upon the vesting of outstanding RSUs under the Stock Plan – 26,026; and (iii) the target value of the 2014 Incentive Plan awards for all award recipients divided by $50.50, the closing price of a share of Common Stock on January 2, 2015, the last trading day of Fiscal 2014 – 226,939.  The termination of the Prior Stock Plan did not impact the validity of any outstanding stock options granted under such plan prior to termination.  As of the last day of Fiscal 2014, there were no outstanding warrants or rights under the Stock Plan or the Prior Stock Plan and options, warrants, rights or RSUs under the 2007 Equity Plan or the 1997 Equity Plan for Non-Employee Directors.  The number of shares attributable to Incentive Plan awards also overstates expected Common Stock dilution as the Corporation did not pay out any portion of the 2014 Incentive Plan awards for any recipient in the form of Common Stock.

(2)
Includes the nonvoting share units credited to the account of individual executive officers or Directors under either the Deferred Plan – 50,567 or the Directors Deferred Plan – 194,379.  For additional information on the Deferred Plan, see "Retirement and Other Compensation Plans – Deferred Compensation Plan" on page 30 and the Nonqualified Deferred Compensation for Fiscal 2014 Table on page 37 of this Proxy Statement.  For additional information on the Directors Deferred Plan, see "Director Compensation" on page 44 of this Proxy Statement.

(3)	This column does not take into account any of the RSUs, Performance Plan awards, Incentive Plan awards or nonvoting share units discussed in Notes 1 and 2 above.

(4)
Includes shares available for issuance under the Stock Plan – 4,042,002, the 2007 Equity Plan – 55,297 and the HNI Corporation 2002 Members' Stock Purchase Plan (the "MSPP") – 447,134.  Of the 9,000,000 shares (increased from 5,000,000 in 2013 amendment) originally available for issuance under the Stock Plan, no more than 3,000,000 (increased from 2,000,000 in 2013 amendment) of such shares can be issued as full-value awards.  At the end of Fiscal 2014, 1,989,156 of the 3,000,000 shares reserved for full-value awards were available for issuance.  Of the remaining shares available for issuance under the 2007 Equity Plan, all can be issued as full-value awards.  The MSPP allows members to purchase Common Stock at 85 percent of the closing share price on each quarterly exercise date up to an annual aggregate amount of $25,000 per year and is available generally to all members.

(5)	Includes nonvoting share units available for issuance under the Deferred Plan – 239,424 and the Directors Deferred Plan – 392,595.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, the Directors and executive officers of the Corporation, and certain persons who own more than ten percent of the Outstanding Shares, are required to report their ownership of Common Stock and changes in ownership to the SEC and the NYSE.  Specific due dates for these reports have been established by the SEC, and the Corporation is required to report in this Proxy Statement any known failure to file by these dates during Fiscal 2014.

Based solely on a review of copies of the reports the Corporation has received, or written representations from certain reporting persons, the Corporation believes during Fiscal 2014 all reporting persons made all filings required by Section 16(a) of the Exchange Act on a timely basis, except due to administrative oversight by a broker, Ronald V. Waters, III failed to timely file a Form 4 covering one transaction related to 48 shares.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

Proposals by shareholders intended to be presented at the 2016 Annual Meeting must be received at the Corporation's executive offices no later than November 24, 2015 to be included in the proxy statement and form of proxy.  All shareholder notice of proposals submitted outside the processes of Exchange Act Rule 14a-8 must be received between February 5, 2016 and March 6, 2016 to be considered for presentation at the 2016 Annual Meeting.  In addition, any shareholder proposals must comply with the informational requirements contained in Section 2.16(a)(2) of the By-laws in order to be presented at the 2016 Annual Meeting.  On written request to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761, the Corporation will provide, without charge to any shareholder, a copy of the By-laws.

OTHER MATTERS

The Board knows of no other matters that will be brought before the Meeting, but, if other matters properly come before the Meeting, it is intended the persons named in the proxy will vote the proxy according to their best judgment.

On written request to the Corporate Secretary at HNI Corporation, 408 East Second Street, Muscatine, Iowa 52761, the Corporation will provide, without charge to any shareholder, a copy of its Annual Report on Form 10-K for the year ended January 3, 2015, including financial statements and schedules, filed with the SEC.  The report is also available on the Corporation's website at www.hnicorp.com, under "Investor Information–Annual Reports."

Information set forth in this Proxy Statement is as of March 23, 2015, unless otherwise noted.

Steven M. Bradford
Vice President, General Counsel and Secretary
March 23, 2015

Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report beginning on page 16 of this Proxy Statement and the Compensation Committee Report beginning on page 33 of this Proxy Statement shall not be incorporated by reference into any such filings.

An Annual Report to Security Holders, including financial statements and schedules, of the Corporation for Fiscal 2014 is being mailed to shareholders of the Corporation together with this Proxy Statement.  The Annual Report to Security Holders does not form any part of the material for the solicitation of proxies.

HNI CORPORATION
408 EAST SECOND STREET
P.O. BOX 1109
MUSCATINE, IA 52761

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 4, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 4, 2015. Have your proxy card in hand when you call and then follow the instructions.

NOTICE TO PLAN PARTICIPANTS: You may vote your proxy by internet or by phone up until 11:59 P.M. Eastern Time on April 30, 2015.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M86316-P60287 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HNI CORPORATION

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. Election of Directors			
1a. Stan A. Askren	☐	☐	☐
1b. Mary H. Bell	☐	☐	☐
1c. Ronald V. Waters, III	☐	☐	☐

The Board of Directors recommends you vote FOR the following:

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment will be voted by your proxy in his or their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report with Form 10-K Wrap are available at www.hnicorp.com/proxy.

M86317-P60287

HNI CORPORATION
Annual Meeting of Shareholders
May 5, 2015 10:30 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Steven M. Bradford and Kurt A. Tjaden, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of HNI CORPORATION the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:30 AM, CDT on May 5, 2015, at the Allsteel Corporate Headquarters, 2210 Second Avenue, Muscatine, IA 52761, and any adjournment or postponement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Proposal No. 4

APPENDIX A

HNI CORPORATION

2007 STOCK-BASED COMPENSATION PLAN

I.	PURPOSES; EFFECT ON PRIOR PLANS		1
	1.1	Purpose	1
	1.2	Effect on Prior Plans	1

II.	DEFINITIONS		1

III.	ADMINISTRATION		4
	3.1	Powers and Authority of the Committee	4
	3.2	Delegation	4
	3.3	Power and Authority of the Board	5
	3.4	Liability and Indemnification of Plan Administrators	5

IV.	ELIGIBILITY		5

V.	SHARES AVAILABLE FOR AWARDS		5
	5.1	Shares Available	5
	5.2	Accounting for Awards	5
	5.3	Adjustments	5
	5.4	Award Limitations	6

VI.	OPTIONS AND STOCK APPRECIATION RIGHTS		6
	6.1	Options	6
	6.2	Stock Appreciation Rights	6

VII.	STOCK AWARDS		7
	7.1	Restricted Stock and Restricted Stock Units	7
	7.2	Deferred Share Units	7
	7.3	Performance Share Units	8
	7.4	Stock Grant Awards	8
	7.5	Dividend Equivalents	8

VIII.	GENERAL PROVISIONS GOVERNING AWARDS		8
	8.1	Consideration for Awards	8
	8.2	Awards Subject to Performance Measures	8
	8.3	Awards May Be Granted Separately or Together	9
	8.4	Forms of Payment under Awards	9
	8.5	Termination of Employment	9
	8.6	Limits on Transfer of Awards	9
	8.7	Restrictions; Securities Exchange Listing	10
	8.8	Tax Withholding	10

IX.	AMENDMENT AND TERMINATION; CORRECTIONS		10
	9.1	Amendments to the Plan	10
9.2	Amendments to Awards	11
9.3	Correction of Defects, Omissions and Inconsistencies	11

X.	CHANGE IN CONTROL		11
	10.1	Consequences of Change in Control	11
	10.2	Definition of Change in Control	12

i

XI.	GENERAL PROVISIONS GOVERNING PLAN		13
	11.1	No Rights to Awards	13
	11.2	Rights as Stockholder	13
	11.3	Governing Law	13
	11.4	Award Agreements	13
	11.5	No Limit on Compensation Plans or Arrangements	13
	11.6	No Right to Employment	13
	11.7	Severability	13
	11.8	No Trust or Fund Created	14
	11.9	Securities Matters	14
	11.10	No Fractional Shares	14
	11.11	Headings	14
	11.12	Nontransferability	14
	11.13	No Other Agreements	14
	11.14	Incapacity	14
	11.15	Release	14
	11.16	Notices	14
	11.17	Successors	14

XII.	EFFECTIVE DATE AND TERM OF PLAN		14

ii

HNI CORPORATION
2007 STOCK-BASED COMPENSATION PLAN

HNI Corporation, an Iowa corporation (the "Corporation"), first adopted the HNI Corporation 2007 Stock-Based Compensation Plan (the "Plan") on May 8, 2007.  The Plan was amended and restated effective May 8, 2007 to comply with Section 409A of the Internal Revenue Code and on February 17, 2010.  The Plan was further amended effective as February 23, 2009 and August 7, 2012.  The Corporation hereby amends the Plan, effective May 7, 2013.

I.           PURPOSES; EFFECT ON PRIOR PLANS

1.1           Purpose.  The purpose of the Plan is to aid the Corporation in recruiting and retaining employees capable of assuring the future success of the Corporation through the grant of Awards of stock-based compensation.  The Corporation expects that the Awards and opportunities for stock ownership in the Corporation will provide incentives to Plan participants to exert their best efforts for the success of the Corporation's business and thereby align the interests of Plan participants with those of the Corporation's stockholders.  For purposes of the Plan, references to employment by the Corporation shall also mean employment by a Subsidiary.

1.2           Effect on Prior Plans.  From and after the date of stockholder approval of the Plan, no awards shall be granted under the Corporation's Stock-Based Compensation Plan, as amended, but all outstanding awards previously granted under that plan shall remain outstanding in accordance with their terms.

II.           DEFINITIONS

In addition to other terms that may be defined elsewhere herein, wherever the following terms are used in this Plan with initial capital letters, they shall have the meanings specified below, unless the context clearly indicates otherwise.

                (a) "Award" means an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Share Unit, Performance Share Award, Stock Grant Award, or Dividend Equivalent Award granted under the Plan.

(b) "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c) "Board" means the Board of Directors of the Corporation.

(d) "Change in Control" has the meaning set forth in Section 10.2 of the Plan.

(e) "Chief Executive Officer" means the Chief Executive Officer of the Corporation.

(f) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

                       (g) "Committee" means the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be:  (i) a "non-employee director" within the meaning of

1

Rule 16b-3 under the Exchange Act; and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

(h) "Corporation" means HNI Corporation, an Iowa corporation.

(i) "Deferred Share Unit" means a unit evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(j) "Deferred Share Unit Award" means a right to receive Deferred Share Units granted under Section 7.2 of the Plan.

(k) "Disability or Disabled," with respect to a Participant, means that the Participant satisfies the requirements to receive long-term disability benefits under the Corporation-sponsored group long-term disability plan in which the Participant participates without regard to any waiting periods, or that the Participant has been determined by the Social Security Administration to be eligible to receive Social Security disability benefits.  A Participant shall not be considered to be Disabled unless the Participant furnishes proof of the Disability to the Corporation in such form and manner as the Corporation may require.

(l) "Dividend Equivalent" means a right granted under Section 7.5 of the Plan with respect to Restricted Stock, Restricted Stock Units, Performance Shares, Deferred Share Units or Stock Grant Awards to
receive payment equivalent to the amount of any cash dividends paid by the Corporation to holders of Shares.

(m) "Eligible Employee" means any employee (including an officer) of the Corporation or a Subsidiary whom the Committee determines to be an Eligible Employee.

(n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(o) "Fair Market Value" of a Share means the closing price of a Share as reported on the New York Stock Exchange on the date as of which such value is being determined, or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the
Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem reasonable and within the meaning of Code Section 409A and the regulations thereunder.

(p) "162(m) Employee" means a "covered employee" of the Corporation within the meaning of Section 162(m)(3), or any subsequent authority or any individual whom the Committee in its judgment determines is likely to be a "covered employee."

(q) "Operating Unit" means either:  (i) the Corporation as a whole; (ii) an individual Subsidiary, division, store, or other business unit of the Corporation; or (iii) a grouping of business units that employs the individuals that have been approved to participate in the Plan by the Board.

(r) "Option" means an option to purchase Shares granted under Section 6.1 of the Plan.  All Options granted under the Plan shall be "non-statutory stock options," meaning that they are not intended to satisfy the requirements set forth in Section 422 of the Code to be "incentive stock options."

2

(s) "Participant" means an Eligible Employee who is designated by the Committee to be granted an Award under the Plan.

(t) "Performance Measure" means the criteria and objectives established by the Committee, which shall be satisfied or met as a condition to the exercisability, vesting or receipt of all or a portion of an
Award.  Notwithstanding the preceding sentence, in the case of a 162(m) Employee, the Performance Measure shall be based exclusively on one or more of the following corporate-wide or Subsidiary, division, or
Operating Unit financial measures:  (1) pre-tax profit or after-tax gross profit, (2) operating income, (3) operating profit, (4) earnings before interest, taxes, depreciation and amortization, (5) income before taxes,
(6) net income, (7) revenue, (8) cash flow, (9) return on invested capital, (10) return on net assets, (11) pre-tax or after tax profit margin,  (12) pre-tax or after-tax profit growth, (13) revenue growth, (14) stock price; ~~and~~ (15) economic profit; and (16) total shareholder return (TSR).  In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding Award in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in law or accounting principles.

Each goal described above may be expressed on an absolute or relative basis, may be based on or otherwise employ comparisons based on current internal targets, the past performance of the Corporation (including the performance of one or more Subsidiaries, divisions, or Operating Units) or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital (including, but limited to, the cost of capital), shareholders' equity and/or shares outstanding, or to assets or net assets.

(u) "Performance Share Award" means a right granted under Section 7.3 of the Plan to receive Shares contingent upon the attainment of specified Performance Measures.

(v) "Plan" means the HNI Corporation 2007 Stock-Based Compensation Plan, as set forth herein, and as may be amended or restated from time to time.

(w) "Restricted Stock" means Shares subject to forfeiture restrictions established by the Committee.

(x) "Restricted Stock Award" means a grant of Restricted Stock under Section 7.1 of the Plan.

(y) "Restricted Stock Unit" means a unit evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date subject to forfeiture restrictions established by the Committee.

(z)"Restricted Stock Unit Award" means a grant of Restricted Stock Units under Section 7.1 of the Plan.

(aa) "Retirement Eligible Date"means the date on which the Participant has either attained age 65, or age 55 with ten years of service with the Corporation or a Subsidiary.  The Chief Executive Officer or, with respect to the Chief Executive Officer if the Chief Executive Officer is a Participant, the Committee, in his, her or its discretion, may waive or reduce the ten-year service requirement with respect to a
Participant.  Notwithstanding the preceding sentence, in the case of an Award subject to Section 409A of the Code, any such waiver or reduction that could affect the timing of payment of a Participant's Award shall occur no later than the end of the calendar year preceding the year in which the Participant performs the services for which the Award is granted.

3

(bb) "Stock Appreciation Right" means a right to receive the appreciation in the value of a Share granted under Section 6.2 of the Plan.

(cc) "Stock Grant Award" means any right granted under Section 7.4 of the Plan.

(dd) "Share" means a share of common stock, par value of $1.00, of the Corporation or any other securities or property as may become subject to an Award pursuant to an adjustment made under Section 5.3 of the
Plan.

(ee) "Subsidiary" means any corporation, joint venture, partnership, limited liability company, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest and directly or indirectly owns or controls 50 percent or more of the total combined voting or other decision-making power.

III.           ADMINISTRATION

3.1           Power and Authority of the Committee.  The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (a) designate Participants; (b) determine the type or types of Awards to be granted to each Participant; (c) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (d) determine the terms and conditions of any Award or Award Agreement; (e) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 5.3 hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, or any other means; (f) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (g) determine whether, to what extent, and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (h) determine whether, to what extent and under what circumstances cash or Shares payable to a Participant with respect to an Award shall be deferred either automatically or at the election of the holder of the Award or the Committee; (i) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (j) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (k) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Corporation or any Subsidiary.  A majority of the Committee shall constitute a quorum.  The acts of the Committee shall be either:  (a) acts of a majority of the members of the Committee present at any meeting at which a quorum is present; or (b) acts approved in writing by a majority of the members of the Committee without a meeting.

3.2           Delegation.  The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Corporation as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to:  (a) the grant of an Award to any person who is a 162(m) Employee or who, in the Committee's judgment, is likely to be a 162(m) Employee at any time during the period an Award hereunder to such employee would be outstanding; or (b) the selection for participation in the Plan of an officer or other person subject to Section 16 of the

4

Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer or other person.

3.3           Power and Authority of the Board.Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan to fail to comply with the requirements of Section 162(m) of the Code.

3.4           Liability and Indemnification of Plan Administrators. No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Corporation's Articles of Incorporation, Bylaws, and under any directors' and officers' liability insurance that may be in effect from time to time.

IV.           ELIGIBILITY

Participants in the Plan shall consist of such Eligible Employees as the Committee in its sole discretion may select from time to time.  The Committee's selection of an Eligible Employee to be a Participant with respect to any Award shall not require the Committee to select such Eligible Employee to receive any other Award at any time.

V.           SHARES AVAILABLE FOR AWARDS

5.1           Shares Available. Subject to adjustment as provided in Section 5.3, the total number of Shares available for all grants of Awards under the Plan shall be 9,000,000 Shares.  Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Corporation and designated as treasury shares.  Shares that are subject to Awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan.  Shares that are tendered by a Participant or withheld by the Corporation as full or partial payment to the Corporation of the purchase or exercise price relating to an Award or to satisfy tax withholding obligations relating to an Award shall not be available for future grants under the Plan.  In addition, if Stock Appreciation Rights are settled in Shares upon exercise, the aggregate number of Shares subject to the Award rather than the number of Shares actually issued upon exercise shall be counted against the number of Shares authorized under the Plan.

5.2           Accounting for Awards. For purposes of this Article 5, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards.

5.3           Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Shares or other securities of the Corporation or other similar corporate transaction or event affects the Shares such that an adjustment is required to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:  (a) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards; (b) the number and type of Shares (or other securities or other property) subject to outstanding Awards; and (c) the

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purchase or exercise price with respect to any Award, provided such change is made in accordance with the requirements of Treas. Reg. § 1.409A-1(a)(5)(iii)(E)(4).

5.4           Award Limitations.

(a)           Plan Limitation on Restricted Stock, Restricted Stock Unit, Performance Share, Dividend Equivalent, Deferred Share Unit and Stock Grant Awards.  No more than 3,000,000 Shares (subject to adjustment as provided in Section 5.3 of the Plan) shall be available under the Plan for issuance pursuant to Restricted Stock, Restricted Stock Unit, Performance Share, Dividend Equivalent, Deferred Share Unit and Stock Grant Awards; provided, however, that Shares subject to any such Awards that terminate, lapse or are cancelled or forfeited shall again be available for grants of Restricted Stock, Restricted Stock Units, Performance Share Awards, Dividend Equivalents, Deferred Share Unit Awards and Stock Grant Awards for purposes of this limitation on grants of such Awards.

(b)           Section 162(m) Limitation for Certain Types of Awards.  No Participant may be granted an Award or Awards under the Plan for more than 500,000 Shares (subject to adjustment as provided in Section 5.3 of the Plan) in the aggregate in any calendar year.

VI.           OPTIONS AND STOCK APPRECIATION RIGHTS

6.1           Options.  The Committee may grant Options with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(a)           Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Corporation or a Subsidiary and provided further than such substitution is made in accordance with the requirements of Treas. Reg. § 1.409A-1(a)(5)(iii)(E)(4).

(b)           Option Term.  The term of each Option shall be fixed by the Committee, but shall not be longer than ten years.

(c)           Time, Method and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part including the applicable vesting period.  The Committee shall also determine the method or methods by which, and the form or forms (including, without limitation, cash or Shares having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

6.2           Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights subject to the terms of the Plan and such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine including the applicable vesting period.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of:  (a) the Fair Market Value of one Share on the date of exercise; over (b) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of the Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by

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or merged with the Corporation or a Subsidiary and provided further than such substitution is made in accordance with the requirements of Treas. Reg. § 1.409A-1(a)(5)(iii)(E)(4).  The term of the Stock Appreciation Right shall be fixed by the Committee, but shall not be longer than ten years.

VII.           STOCK AWARDS

7.1           Restricted Stock and Restricted Stock Units.  The Committee may grant Awards of Restricted Stock and Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(a)           Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, satisfaction of Performance Measures or a performance period and a restriction on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.  The minimum vesting period of such Awards subject to satisfaction of a Performance Measure shall be one year from the date of grant.  The Committee shall determine the vesting period of such Awards subject solely to satisfaction of a performance period.

(b)           Forfeiture.  Subject to Sections 8.5 and 10.1, upon a Participant's termination of employment (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Corporation.

(c)           Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time the Restricted Stock Award is granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Corporation.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.

No Shares shall be issued at the time an Award of Restricted Stock Units is granted.  Rather, the Shares shall be issued and delivered to the holder of the Restricted Stock Units upon the lapse or waiver of the restrictions applicable to the Restricted Stock Units.

7.2           Deferred Share Units.  The Committee may grant Awards of Deferred Share Units subject to such terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine.  All Deferred Share Units shall be subject to a deferral period of not less than one year, and may, in addition, be subject to such restrictions as the Committee may impose (including, without limitation, satisfaction of Performance Measures or a performance period), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.  Deferred Share Units may be granted without additional consideration or in consideration of a payment by the Participant that is less than the Fair Market Value per Share at the date of grant.  No Shares shall be issued at the time Deferred Share Units are granted.  Rather, the Shares (or cash, as the case may be) shall be issued and delivered upon expiration of the deferral period relating to the Deferred Share Units (subject to the satisfaction of any applicable restrictions).  Any Deferred Share Unit Award that is subject to Code Section 409A shall satisfy the requirements of Code Section 409A.  The minimum vesting period

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of such Awards subject to satisfaction of a Performance Measure shall be one year from the date of grant.  The minimum vesting period of such Awards subject solely to satisfaction of a performance period shall be three years from the date of grant.

7.3           Performance Share Awards.  The Committee may grant Performance Share Awards denominated in Shares that may be settled or payable in Shares (including, without limitation, Restricted Stock or Restricted Stock Units) or cash.  Performance Share Awards shall be conditioned solely on the achievement of one or more Performance Measures specified by the Committee during such performance period as the Committee shall specify, but in no event shall the performance period be less than one year from the date of grant.  Settlement or payment of a Performance Share Award shall be made upon satisfaction of the specified Performance Measures during the specified performance period.

7.4           Stock Grant Awards.The Committee may grant Shares without restrictions thereon. Subject to the terms of the Plan, Stock Grant Awards may have such terms and conditions as the Committee shall determine.

7.5           Dividend Equivalents.  The Committee may grant Dividend Equivalents under which a Participant granted a Restricted Stock, Restricted Stock Unit, Performance Share, Deferred Share Unit or Stock Grant Award under this Article 7 shall be entitled to receive payment (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of any cash dividends paid by the Corporation to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.  Notwithstanding the foregoing, with respect to Dividend Equivalents on Performance Share Awards, such Dividend Equivalents shall only be settled or paid when the underlying Performance Share Award is settled or paid pursuant to Section 7.3.

VIII.           GENERAL PROVISIONS GOVERNING AWARDS

8.1           Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

8.2           Awards Subject to Performance Measures.  The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant or exercisability of an Award or portion thereof.  Subject to the terms of the Plan and any applicable Award Agreement, the Performance Measures to be achieved during any performance period, the length of any performance period, the amount of any Award granted, the amount of any payment or transfer to be made pursuant to any such Award, and any other terms and conditions applicable thereto shall be determined by the Committee.

Notwithstanding anything in the Plan to the contrary, in the case of a Participant who is a 162(m) Employee, a Performance Measure must be pre-established by the Committee, must be objective, and must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable if the Performance Measure is attained.  A Performance Measure is considered "pre-established" for purposes of this paragraph if it is established in writing by the Committee no later than 90 days after the commencement of a Performance Period, provided that the outcome is substantially uncertain at the time the Committee actually establishes the Performance Measure.  However, in no event will a Performance Measure be considered to be pre-established if it is established after 25 percent of a Performance Period has elapsed.  A Performance Measure is considered "objective" if a third party having knowledge of the relevant facts could determine whether the Performance Measure is met.  A formula or standard is considered "objective" if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Participant.  No Award to a 162(m) Employee based on the satisfaction of Performance Measures shall be paid unless and until the Committee has certified that the Performance Measures for the Performance Period have been satisfied.

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8.3           Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Corporation or any Subsidiary.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Corporation or any Subsidiary may be granted either at the same time as, or at a different time from, the grant of such other Awards or awards.

         8.4           Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Corporation or a Subsidiary upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

        8.5           Termination of Employment.  Except as otherwise provided in this Section 8.5 and Section 10.1, all of the terms relating to the exercise, cancellation, forfeiture or other disposition of an Award granted under the Plan upon a termination of employment with the Corporation of the holder of an Award shall be determined by the Committee.  Such determination shall be made at the time of the grant of such Award and shall be specified in the Award Agreement relating to the Award.  Notwithstanding the foregoing, each Award granted under the Plan shall become fully exercisable and vested upon the Participant's death or Disability provided such Award had not then otherwise expired and the Participant is employed by the Corporation on the date of death or Disability.  In addition thereto, in the case of an Award of an Option or Stock Appreciation Right, each such Award shall become fully exercisable and vested upon the Participant's Retirement Eligible Date, provided such Award had not then otherwise expired and the Participant is employed by the Corporation on the Retirement Eligible Date.

       The Chief Executive Officer shall have discretion to accelerate the vesting of any Award not subject to Section 409A of the Code.  Notwithstanding the preceding sentence, in the event the Chief Executive Officer is a Participant, for any Award granted to the Chief Executive Officer not Subject to Section 409A of the Code, only the Committee shall have discretion to accelerate the vesting of any such Award.

8.6           Limits on Transfer of Awards.  Except as otherwise provided by the Committee or the terms of the Plan, no Award and no right under any Award shall be transferable by a Participant other than by will or by the laws of descent and distribution.  The Committee may establish procedures as it deems appropriate for a Participant to designate an individual, trust or other entity as beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death.  The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer an Option to any "family member" (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that:  (a) such transfer may not be for value (i.e., the transferor may not receive any consideration therefor) and the family member may not make any subsequent transfer other than by will or by the laws of descent and distribution; (b) no such transfer shall be effective unless reasonable prior notice thereof has been delivered to the Corporation and such transfer is thereafter effected subject to the specific authorization of, and in accordance with any terms and conditions made applicable to by, the Committee or the Board; and (c) the transferee is subject to the same terms and conditions hereunder as the Participant.  Each Award or right under an Award shall be exercisable during the Participant's lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto) or, if permissible under applicable law, by the Participant's guardian or legal representative.  No Award or right under any Award may be pledged, alienated, attached

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or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any Subsidiary.

       8.7           Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Corporation shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

       8.8           Tax Withholding.  The Corporation may take such action as it deems appropriate to withhold or collect from a Participant the applicable federal, state, local or foreign payroll, withholding, income or other taxes that are required to be withheld or collected by the Corporation upon the grant, exercise, vesting or payment of an Award.  The Committee may require the Corporation to withhold Shares having a Fair Market Value equal to the amount necessary to satisfy the Corporation's minimum statutory withholding requirements upon the grant, exercise, vesting or payment of an Award from Shares that otherwise would have been delivered to a Participant.  The Committee may, subject to any terms and conditions that the Committee may adopt, permit a Participant to elect to pay all or a portion of the minimum statutory withholding taxes by:  (a) having the Corporation withhold Shares otherwise to be delivered upon the grant, exercise, vesting (other than on vesting of Restricted Stock Units and Deferred Stock Units) or payment of an Award with a Fair Market Value equal to the amount of such taxes; (b) delivering to the Corporation Shares other than Shares issuable upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes; or (c) paying cash.  Any such election must be made on or before the date that the amount of tax to be withheld is determined.

IX.           AMENDMENT AND TERMINATION; CORRECTIONS

9.1             Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Corporation shall be required for any amendment to the Plan that:

(a)           requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Corporation;

(b)           increases the number of Shares authorized under the Plan as specified in Section 5.1 the Plan;

(c)           increases the number of Shares subject to the limitations contained in Section 5.4 of the Plan;

(d)           permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 3.1(e) of the Plan;

(e)           permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6.1(a) and 6.2 of the Plan; or

(f)           would cause an exemption to Section 162(m) of the Code to become inapplicable with respect to the Plan.

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9.2             Amendments to Awards.  Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Corporation under any outstanding Award, prospectively or retroactively.  Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the holder.

9.3             Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

X.           CHANGE IN CONTROL

10.1           Consequences of Change in Control.  Notwithstanding any provision in the Plan or any Award Agreement to the contrary:

(a)           In the event of a Change in Control described in Section 10.2(c) or the approval by the holders of Shares of a plan of complete liquidation or dissolution of the Corporation, in connection with which the holders of Shares receive shares of common stock that are registered under Section 12 of the Exchange Act:  (i) all outstanding Awards shall become immediately vested and all Options and Stock Appreciation Rights exercisable in full, with any applicable Performance Measures deemed satisfied at the maximum level; and (ii) there shall  be substituted for each Share available under the Plan, whether or not then subject to an outstanding Award, the number and class of shares into which each outstanding Share shall be converted pursuant to such Change in Control.  In the event of any such substitution, the purchase price per share in the case of an Option and the base price in the case of a Stock Appreciation Right shall be appropriately adjusted by the Committee,  such adjustments to be made in the case of outstanding Options and Stock Appreciation Rights without an increase in the aggregate purchase price or base price.

(b)           In the event of a Change in Control described in Section 10.2(a) or (b), or in the event of a Change in Control pursuant to Section 10.2(c) or the approval by the holders of Shares of a plan of complete liquidation or dissolution of the Corporation, in connection with which the holders of Shares receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, the Committee in its discretion may require that each outstanding Award shall be surrendered to the Corporation by the holder thereof, and each such Award shall immediately be cancelled by the Corporation, and the holder shall receive, within ten days of the occurrence of a Change in Control pursuant to Section 10.2(a) or (b), below, or within ten days of the approval of the holders of Shares contemplated by Section 10.2(c) or complete liquidation or dissolution of the Corporation, a cash payment from the Corporation in an amount equal to:  (i) in the case of an Option, the number of Shares subject to the Option, multiplied by the excess, if any, of the Fair Market Value of a Share on the date of the Change in Control, over the purchase price per Share subject to the Option; (ii) in the case of a Stock Appreciation Right, the number of Shares then subject to the Stock Appreciation Right, multiplied by the excess, if any, of the Fair Market Value of a Share on the date of the Change in Control, over the base price of the Stock Appreciation Right; (iii) in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award or Deferred Share Unit Award, the number of Shares then subject to such Award, multiplied by the Fair Market Value of a Share on the date of the Change in Control.  In the event of a Change in Control, each tandem Stock Appreciation Right shall be surrendered by the holder thereof and shall be cancelled simultaneously with the cancellation of the related Option.  The Corporation may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

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(c)           Notwithstanding anything in Section 10.1(b), if an amount becomes payable with respect to an Award upon a Change in Control pursuant to Section 10.1(b), the amount is subject to Section 409A of the Code, and the Change in Control does not constitute a "change in the ownership or effective control" or a "change in the ownership of a substantial portion of the assets" of the Corporation within the meaning of Section 409(a)(2)(A)(iv) of the Code (applying the minimum standards set forth in the accompanying Treasury Regulations for a change in control to occur), then the amount  shall not be paid upon the Change in Control, but shall instead be paid at the earliest to occur of:  (i) the Participant's "separation from service" with the Corporation, provided, that if the Participant is a "specified employee," the payment date shall be the date that is six months after the date of the Participant's separation from service with the Corporation; (ii) when payment otherwise would have been made (absent Section 10.1(b)), provided the payment is made at a  "time" or according to a "fixed schedule" consistent with Treas. Reg. §1.409A-3(a)(4); or (iii) the Participant's death.  For purposes hereof, "separation from service" shall mean the Participant's separation from service with the Corporation and all of its affiliates, within the meaning of Section 409A(a)(2)(A)(i) of the Code and the regulations thereunder; and "specified employee" shall have the meaning set forth in the HNI Corporation Executive Deferred Compensation Plan.

10.2           Definition of Change in Control.  "Change in Control" shall mean:

(a)           the acquisition by any individual, entity or group (with the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either:  (i) the then outstanding Shares (the "Outstanding Corporation Common Stock"); or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control:  (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 10.2; or

(b)           individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c)           consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless following such Business Combination:  (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a

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result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be; (ii) no Person (excluding any corporation resulting from such Business
Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

11.1           No Rights to Awards.  No Eligible Employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Employees, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

11.2           Rights as Stockholder.  No person shall have any right as a stockholder of the Corporation with respect to any Shares or other equity security of the Corporation which is subject to an Award hereunder unless and until such person becomes a stockholder of record with respect to such Shares or equity security.

11.3           Governing Law.  The Plan, each Award hereunder and the related Award Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Iowa and construed in accordance therewith without giving effect to principles of conflicts of laws.

11.4           Award Agreements.  No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Corporation and, if requested by the Corporation, signed by the Participant.

11.5           No Limit on Other Compensation Plans or Arrangements.  Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting or continuing in effect other or additional compensation plans or arrangements.

11.6           No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Corporation or any Subsidiary, nor will it affect in any way the right of the Corporation or a Subsidiary to terminate a Participant's employment at any time, with or without cause.  In addition, the Corporation or a Subsidiary may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

11.7           Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken

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as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

11.8           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Subsidiary and a Participant or any other person.  To the extent that any person acquires a right to receive payments from the Corporation or a Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or the Subsidiary.

11.9           Securities Matters.  The Corporation shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Corporation to be applicable are satisfied.

11.10           No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan.  Any fractional share otherwise payable under the Plan shall be settled in the form of cash.

11.11           Headings.  Headings are given to the Articles, Sections and Subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11.12           Nontransferability.  Except as set forth in Section 8.6, no Award or other benefit payable at any time under the Plan will be subject in any manner to alienation, sale, transfer, assignment, pledge, levy, attachment, or encumbrance of any kind.

        11.13           No Other Agreements.  The terms and conditions set forth herein constitute the entire understanding of the Corporation, the Subsidiaries and the Participants with respect to the matters addressed herein.

11.14           Incapacity.In the event that any Participant is unable to care for his or her affairs because of illness or accident, any payment due may be paid to the Participant's spouse, parent, brother, sister, adult child or other person deemed by the Corporation to have incurred expenses for the care of the Participant, unless a duly qualified guardian or other legal representative has been appointed.

11.15           Release.  Any payment of benefits to or for the benefit of a Participant that is made in good faith by the Corporation in accordance with the Corporation's interpretation of its obligations hereunder, shall be in full satisfaction of all claims against the Corporation and all Subsidiaries for benefits under the Plan to the extent of such payment.

11.16           Notices.  Any notice permitted or required under the Plan shall be in writing and shall be hand-delivered or sent, postage prepaid, by first class mail, or by certified or registered mail with return receipt requested, to the Committee, if to the Corporation, or to the address last shown on the records of the Corporation, if to a Participant.  Any such notice shall be effective as of the date of hand-delivery or mailing.

11.17           Successors.  All obligations of the Corporation under the Plan shall be binding upon and inure to the benefit of any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and or assets of the Corporation.

XII.           EFFECTIVE DATE AND TERM OF PLAN

The Plan originally became effective on May 8, 2007, the date it was approved by the shareholders of the Corporation at the Corporation's annual meeting of shareholders.  Except as described below, the Plan, as amended and restated herein, shall become effective on February 17, 2010.  The terms of the Plan, as

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amended and restated herein, apply to Awards granted on or after this date.  Notwithstanding the foregoing, certain changes made to the Plan by this restatement are subject to, and dependent upon, shareholder approval.  These changes are those made to the definition of "Performance Measures," set forth in Article 2, Section (s) and to the Share limits set forth in Section 5.4.  The changes to the definition of "Performance Measures" shall not apply until the shareholders of the Corporation approve these changes at their first annual meeting that occurs after February 17, 2010.  Prior to that date, or if the shareholders do not to approve the changes, the terms of the Plan defining Performance Measures, as in effect prior to February 17, 2010, shall continue to apply.  If the shareholders of the Corporation do not approve the increase in the Share limits, then the Share limits as in effect prior to February 17, 2010 shall continue to apply.

The Plan shall terminate at midnight on May 7, 2017, unless terminated before then by the Board.  Awards may be granted under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired.  Notwithstanding the preceding sentence, the Plan shall remain in effect for purposes of administering outstanding Awards as long as the Awards are outstanding.

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Proposal No. 5

APPENDIX B

HNI CORPORATION
ANNUAL INCENTIVE PLAN

As Amended and Restated Effective February 17, 2010
(subject to shareholder approval for certain provisions)

I.	AMENDMENT AND RESTATEMENT		1
	1.1	Amendment and Restatement	1
	1.2	Purpose	1
	1.3	Application of the Plan

II.	DEFINITIONS, GENDER AND NUMBER		1
	2.1	Definitions	1
	2.2	Gender and Number	4

III.	ELIGIBILITY AND PARTICIPATION		4
	3.1	Eligibility	4
	3.2	Participation	4
	3.3	Participation After Commencement of Performance Period	4
	3.4	Missing Persons	4

IV.	AWARDS		4
	4.1	Earned Performance Award	4
	4.2	Target Performance Award	4

V.	PERFORMANCE MEASURES		5
	5.1	Performance Measures	5
	5.2	162(m) Employees	5

VI.	PAYMENT OF AWARDS		5
	6.1	Time and Form of Payment	5
	6.2	Special Rules for Chief Executive Officer and Chief Financial Officer	5

VII.	TERMINATION OF EMPLOYMENT		5
	7.1	Termination Due to Death, Disability or Retirement	5
	7.2	Termination Other than Due to Death, Disability or Retirement	6

VIII.	CHANGE IN CONTROL		6

IX.	SALE OF OPERATING UNIT		6
	9.1	Sale of Subsidiary	6
	9.2	Sale of Other Operating Unit	6

X.	TRANSFERS AND CHANGE IN RESPONSIBILITIES		6

XI.	ADMINISTRATION		7
	11.1	Administration	7
	11.2	Actions of the Board	7
	11.3	Delegation	7
	11.4	Expenses	7
	11.5	Indemnification and Exculpation	7
	11.6	Powers of Committee	7

XII.	AMENDMENT AND TERMINATION		8

XIII.	WITHHOLDING		8

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XIV.	MISCELLANEOUS		8
	14.1	No Rights to Awards	8
	14.2	Rights as Stockholder	8
	14.3	Governing Law	8
	14.4	No Limit on Compensation Plans or Arrangements	8
	14.5	No Rights to Employment	8
	14.6	Severability	8
	14.7	No Trust or Fund Created	8
	14.8	Securities Matters	8
	14.9	No Fractional Shares	8
	14.10	Headings	9
	14.11	Nontransferability	9
	14.12	No Other Agreements	9
	14.13	Incapacity	9
	14.14	Release	9
	14.15	Notices	9
	14.16	Successors	9

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HNI CORPORATION
ANNUAL INCENTIVE PLAN

I.           AMENDMENT AND RESTATEMENT

1.1           Amendment and Restatement.  HNI Corporation, an Iowa corporation (the "Corporation"), established this HNI Corporation Annual Incentive Plan (previously called the "HNI Corporation Executive Bonus Plan") (the "Plan), effective May 1, 1974.  The Corporation has amended and restated the Plan from time to time, most recently effective January 1, 2005.  The Corporation hereby again amends and restates the Plan, effective February 17, 2010 (the "Restatement Date"), to accomplish certain changes in its form and operation.  Certain changes made to the Plan pursuant to this restatement are subject to shareholder approval, as described in Section 1.3.

1.2           Purpose.  The purpose of the Plan is to encourage a consistently high standard of excellence and continued employment by certain designated key executives and employees of the Corporation and its Subsidiaries.

1.3           Application of the Plan.  The terms of the Plan, as amended and restated herein, apply to Performance Awards for Performance Periods beginning on or after the Restatement Date.  Notwithstanding the foregoing, certain changes made to the Plan by this restatement are subject to, and dependent upon, shareholder approval.  These changes are those made to the definition of "Performance Measures," as described in Section 2.1(m) (termed "Qualifying Factors" and "Profit Achievement Factors" in the version of the Plan in effect prior to the Restatement Date) and to the dollar limit set forth in Section 4.1 (from $2,000,000 to $3,000,000).  The changes to the definition of "Performance Measures" shall not apply until the shareholders of the Corporation approve these changes at their first annual meeting that occurs after the Restatement Date.  Prior to that date, or if the shareholders do not approve the changes, the terms of the Plan defining "Qualifying Factors" and "Profit Achievement Factors," as in effect prior to the Restatement Date, shall continue to apply.  If the shareholders of the Corporation do not approve the restated Plan on the date of their first annual meeting that occurs after the Restatement Date, then the $2,000,000 dollar limit shall continue to apply.

II.           DEFINITIONS, GENDER AND NUMBER

2.1           Definitions.  Whenever used in the Plan, the following terms shall have the meaning set forth below and, when the defined meaning is intended, the term is capitalized:

        (a) "Award" means an incentive award granted under the Plan pursuant to Article 4.

        (b) "Board" means the Board of Directors of the Corporation.

        (c) "Change in Control" means:

(i)           the acquisition by any individual, entity or group (with the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control:  (I) any acquisition directly from the Corporation; (II) any acquisition by the Corporation; (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; or (IV) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this paragraph; or

(ii)           individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease during a 12-month period for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of a majority of the

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directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)           consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination:  (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities; (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination, if such change in the members of the Board was not indorsed by a majority of the members of the Incumbent Board.

(d) "Chief Executive Officer" means the Chief Executive Officer of the Corporation.

(e) "Chief Financial Officer" means the Chief Financial Officer of the Corporation.

(f) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(g) "Committee" means the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be:  (i) a "non-employee director" within the meaning of Rule 16b-3 under the
Securities Exchange Act of 1934; and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

(h) "Corporation" means HNI Corporation, an Iowa corporation.

(i) "Disability or Disabled," with respect to a Participant, means that the Participant satisfies the requirements to receive long-term disability benefits under the Corporation-sponsored group long-term disability plan in which the Participant participates without regard to any waiting periods, or that the Participant has been determined by the Social Security Administration to be eligible to receive Social Security disability benefits.  A Participant shall not be considered to be Disabled unless the Participant furnishes proof of the Disability to the Corporation in such form and manner as the Corporation may require.

(j) "Earned Performance Award" means the Award, if any, payable to a Participant at the end of the Performance Period.

(k) "162(m) Employee," for a Performance Period, means a "covered employee" of the Corporation within the meaning of Section 162(m)(3), or any subsequent authority, for the Performance Period, or any individual whom the Committee in its judgment determines is likely to be a "covered employee" for the Performance Period.

(l) "Fiscal Year" means the Corporation's fiscal year.

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(m) "Operating Unit" means either: (i) the Corporation as a whole; (ii) an individual Subsidiary, division, store, or other business unit of the Corporation; or (iii) a grouping of business units that employs the individuals that have been approved to participate in the Plan by the Board.

(n) "Participant," for any Performance Period, means a person who is designated by the Board to receive benefits under the Plan for such Performance Period who is at the time an officer, executive, or other employee of the Corporation or any one or more of its Subsidiaries, or who has agreed to commence serving in any such capacity.

(o) "Performance Measure" means performance goals or goals established for the Operating Unit, division or other business unit of an Operating Unit, or any of them, for each Performance Period, in each case as established pursuant to Section 5.  A Performance Measure may take into account such criteria as the Board determines to be appropriate.

Notwithstanding the preceding sentence, in the case of a 162(m) Employee, the Performance Measure shall be based exclusively on one or more of the following corporate-wide or Subsidiary, division, or Operating Unit financial measures:  (1) pre-tax profit or after-tax gross profit; (2) operating income, (3) operating profit; (4) earnings before interest, taxes, depreciation and amortization; (5) income before taxes; (6) net income; (7) revenue; (8) cash flow; (9) return on invested capital; (10) return on net assets; (11) pre-tax or after tax profit margin;  (12) pre-tax or after-tax profit growth; (13) revenue growth; (14) stock price; ~~and~~ (15) economic profit; and (16) total shareholder return (TSR).  In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding Award in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in law or accounting principles.  Each goal described above may be expressed on an absolute or relative basis, may be based on or otherwise employ comparisons based on current internal targets, the past performance of the Corporation (including the performance of one or more Subsidiaries, divisions, or Operating Units) or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital (including, but limited to, the cost of capital), shareholders' equity and/or shares outstanding, or to assets or net assets.

In addition to the above, performance goals may be established for Participants on an individual basis to take into account such criteria as the Board determines to be appropriate; provided, however, that in the case of a 162(m) Employee, the individual Performance Measure shall be based exclusively on one or more of the following:  (1) increasing customer or member satisfaction; (2) reducing member turnover; (3) improving safety record; (4) integrating and/or managing acquisitions; (5) increasing inventory turns; (6) increasing productivity of members, materials, manufacturing and/or logistics; (7) strengthening market position (market share); (8) enhancing culture and capabilities; (9) reducing operating costs; (10) building a best-cost lean enterprise; (11) improving cash flow and/or cash management; (12) developing a succession plan for key positions; (13) improving collaboration among corporate functions and operating units; (14) developing new products and product extensions; (15) improving the customer buying experience; (16) expanding distribution; (17) enhancing brand and image; (18) developing new market opportunities; (19) managing risk; and (20) enhancing corporate compliance.  In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding Award in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in law or accounting principles.  Each goal described above may be expressed on an absolute or relative basis, may be based on or otherwise employ comparisons based on current internal targets, the past performance of the Corporation (including the performance of one or more Subsidiaries, divisions or Operating Units) or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital (including, but limited to, the cost of capital), stockholders' equity and/or shares outstanding, or to assets or net assets.

(p) "Performance Period" means a Fiscal Year or such other period as may be determined by the Board or the Committee from time to time.

(q) "Restatement Date" means February 17, 2010.

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(r) "Retirement"means the Participant's termination of employment with the Corporation and its Subsidiaries after the attainment of age 65, or age 55 with ten years of service with the Corporation or a Subsidiary, provided, however, that the Chief Executive Officer, in his or her discretion, may waive or reduce the ten-year service requirement with respect to a Participant.  Notwithstanding the preceding sentence, only the Committee has discretion to waive or reduce the ten-year service requirement with respect to the Chief Executive Officer.

(s) "Stock Plan" means the HNI Corporation 2007 Stock-Based Compensation Plan.

(t) "Target Performance Award" means the dollar Award established for a Participant if the Performance Measure applicable to the Participant is achieved.

(u) "Subsidiary" means any corporation, joint venture, partnership, limited liability company, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest and directly or indirectly owns or controls 50 percent or more of the total combined voting or other decision-making power.

2.2           Gender and Number.  Except as otherwise indicated by context, masculine terminology used herein also includes the feminine and neuter, and terms used in the singular may also include the plural.

III.           ELIGIBILITY AND PARTICIPATION

3.1           Eligibility.  Except as otherwise provided in this Section 3, an employee of the Corporation or one of its Subsidiaries will become a Participant for a particular Performance Period to the extent designated by the Board, or by the Chief Executive Officer if the Board delegates such authority to the Chief Executive Officer.

3.2           Participation.  The Corporation will:  (i) notify each eligible employee who has been selected to participate in the Plan for a Performance Period that he or she is a Participant in the Plan for such Performance Period; and (ii) communicate in writing to each Participant the Target Performance Award granted to the Participant pursuant to Article 4 and the Performance Measure applicable to such Participant for such Performance Period pursuant to Article 5.

3.3           Participation After Commencement of Performance Period.  An employee who first becomes eligible to participate after the beginning of a particular Performance Period will become a Participant for such Performance Period only in accordance with this Section 3.2.  The Board, or the Chief Executive Officer if the Board delegates such authority to the Chief Executive Officer, may allow participation for a portion of such Performance Period for such employee on such terms and conditions as the Board (or the Chief Executive Officer) may determine.

3.4           Missing Persons.  Each Participant eligible to receive an Award shall be obligated to keep the Corporation informed of his or her current address until the Award has been paid to him or her.  If, after having made reasonable efforts to do so, the Corporation is unable to locate the Participant for purposes of making a distribution, the Award will be forfeited.  If the missing Participant is located after the date of the forfeiture, the Award will not be reinstated.

IV.           AWARDS

4.1           Earned Performance Award.  Each eligible Participant may earn an Earned Performance Award as hereinafter provided.  The performance of the Operating Unit, or the Participant in the case of individual Performance Measures, during a particular Performance Period will be measured using the Performance Measures established for that Performance Period by the Board in accordance with Section 5.  In the event the performance for the Performance Period is below the minimum Performance Measure established therefore, no Earned Performance Award will be paid to the Participant in respect thereof.  In no event shall an Earned Performance Award exceed $3,000,000 for any Fiscal Year.

4.2           Target Performance Award.  Each Participant shall be assigned a Target Performance Award at the beginning of the Performance Period for the achievement of organizational or individual Performance Measures, or a combination of the two, as determined by the Board, during the Performance Period.  The Target Performance Award will be expressed as a percentage of the Participant's base pay at the time the Target Performance Award is assigned.  The actual Award payable to a Participant at the end of the Performance Period will be determined by applying the percentage achievement

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 of the Performance Measure(s) and multiplying that result against the Target Performance Award to determine the Earned Performance Award.

V.           PERFORMANCE MEASURES

               5.1           Performance Measures.  The Board will approve for each Performance Period the applicable Performance Measures.  Such Performance Measures may be adjusted during a Performance Period to prevent dilution or enlargement of an Award as a result of extraordinary events or circumstances as determined by the Board or to exclude the effects of extraordinary, unusual or nonrecurring events, changes in accounting principles, discontinued operations, acquisitions, divestitures and material restructuring charges.

5.2           162(m) Employees.  Notwithstanding anything in the Plan to the contrary, in the case of a Participant who is a 162(m) Employee, a Performance Measure must be pre-established by the Committee, must be objective, and must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable if the Performance Measure is attained.  A Performance Measure is considered "pre-established" for purposes of this paragraph if it is established in writing by the Committee no later than 90 days after the commencement of a Performance Period, provided that the outcome is substantially uncertain at the time the Committee actually establishes the Performance Measure.  However, in no event will a Performance Measure be considered to be pre-established if it is established after 25 percent of a Performance Period has elapsed.  A Performance Measure is considered "objective" if a third party having knowledge of the relevant facts could determine whether the Performance Measure is met.  A formula or standard is considered "objective" if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Participant.  No Award to a 162(m) Employee shall be paid unless and until the Committee has certified that the Performance Measures for the Performance Period have been satisfied.

VI.           PAYMENT OF AWARDS

6.1           Time and Form of Payment.  Subject to Sections 8 and 9, the value of the Earned Performance Award with respect to a Performance Period will be paid on the first day of the Corporation's March fiscal month following the end of the Performance Period, provided the Participant is employed by the Operating Unit as of the last day of such Performance Period.  Payment of the Earned Performance Award shall be made in the form of cash.  However, the Board (or to the extent such authority is delegated to the Committee, by the Committee) may require that an Award (or portion thereof) be paid in the form of shares as a stock grant award under the Stock Plan:  (i) at the Participant's request, in the amount indicated by the Participant, subject to the Board (or Committee's) approval; or (ii) in the amount of up to 50 percent of the Award in the event that the Board (or Committee) determines, in its sole discretion, that the Participant's respective stock ownership level under the Corporation's Executive Stock Ownership Guideline does not reflect appropriate progress toward such Participant's five-year goal thereunder.  The number of shares of stock to be paid shall be determined by dividing the cash amount of the Award (or, portion thereof) by the Fair Market Value (as determined pursuant to the Stock Plan) of a share of the Corporation's common stock on the date the Award is paid.

The Board may reduce the amount of, or completely eliminate, an Earned Performance Award otherwise payable to a Participant for a Performance Period if the Board determines that due to the Participant's performance or behavior during or immediately following such Performance Period the Participant should not be entitled to the Earned Performance Award.

6.2           Special Rules for Chief Executive Officer and Chief Financial Officer.  All Earned Performance Awards payable to the Chief Executive Officer and Chief Financial Officer under the Plan are subject to forfeiture as provided in Section 304 of the Sarbanes-Oxley Act of 2002, and the implementing rules and regulations.

VII.           TERMINATION OF EMPLOYMENT

7.1           Termination Due to Death, Disability or Retirement.  If a Participant terminates employment with the Corporation and its Subsidiaries due to death, Disability, or Retirement occurring before the last day of a Performance Period, the Participant's Earned Performance Award, if any, will be paid on the first day the Corporation's March fiscal month following the end of the Performance Period, and the value of such Award shall be equal to the product of:  (i) the Earned Performance Award the Participant would have received had the Participant remained employed through the end of the Performance Period; multiplied by (ii) a fraction, the numerator of which is the number of months in the Performance Period

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that occurred prior to such termination of employment, and the denominator of which is the total number of months in such Performance Period.  For these purposes, a Participant will be credited with a month during a Performance Period only if he or she is employed for at least 15 days during the month.

7.2           Termination Other than Due to Death, Disability or Retirement.  Except as provided in Section 8, if a Participant's employment with the Corporation and its Subsidiaries terminates for any reason other than death, Disability or Retirement before the last day of a Performance Period, the Participant will not be entitled to any payment or Award under the Plan unless otherwise determined by the Board.

VIII.           CHANGE IN CONTROL

In connection with a Change in Control, the value of each Target Performance Award shall be determined by the Board prior to the effective date of the Change in Control, and each Participant's Target Performance Award will become payable without proration within 30 days after such date.

IX.           SALE OF OPERATING UNIT

9.1           Sale of Subsidiary.  Except as provided in Article 8, in the event of a Change in Control of a Subsidiary (determined by applying the "Change in Control" definition set forth in Section 2.1(c) substituting the Subsidiary for the Corporation) with respect to each Participant employed by such Subsidiary on the date of the Change in Control, the value of each Award shall be determined as of the date of the Change in Control by the Board based on the percentage of the Performance Measure completed as of the date of the Change in Control, the number of months of the Performance Period completed at the date of the Change in Control, the actual purchase price of the Subsidiary and such other factors as the Board deems relevant in light of the circumstances of the sale.  Payments pursuant to this Section 9 shall be made 60 days after the date of the Change in Control.  For these purposes, a month will be considered to have been completed at the time of the Change in Control only if the Change in Control occurs later than the 14th day of the month.

9.2           Sale of Other Operating Unit.  Except as provided in Article 8, in the event of the sale of all or substantially all of the assets of an Operating Unit that is not a Subsidiary, with respect to each Participant employed by such Operating Unit on the date of the sale and who has a separation from service with the Corporation due to such sale, the value of each Award shall be determined as of the date of the sale by the Board based on the percentage of the Performance Measure completed as of the date of the sale, the number of months of the Performance Period completed at the date of the sale, the actual purchase price of the Operating Unit and such other factors as the Board deems relevant in light of the circumstances of the sale.  Payments pursuant to this Section 9.2 shall be made 60 days after the date of the separation from service.  For these purposes, a month will be considered to have been completed at the time of the sale only if the sale occurs later than the 14th day of the month.

X.           TRANSFERS AND CHANGE IN RESPONSIBILITIES

If a Participant's responsibilities materially change or the Participant is transferred during a Performance Period to another Operating Unit or to a position that is not designated or eligible to participate in the Plan, the Corporation may, as determined by the Board, either:  (a) continue the Participant's participation in the Plan and establish a new Target Performance Award and Performance Measure for the Participant with respect to his or her new position; or (b) terminate the Participant's participation in the Plan and, as of the date of such change or transfer, prorate the Participant's Target Performance Award on the basis of the ratio of the number of months of the Participant's participation during the Performance Period to which such Target Performance Award relates to the aggregate number of months in such Performance Period.  For these purposes, a Participant will be considered to have participated for a month during a Performance Period only if he or she participated for at least 15 days during the month.  If the Participant's participation in the Plan is not terminated pursuant to (b), above, then the Participant's Earned Performance Award will be prorated on the basis of the number of months of service by the Participant at each Operating Unit during the Performance Period.  For these purposes, a Participant will be credited with a month of service at an Operating Unit only if he or she was employed by the Operating Unit for at least 15 days during the month.   Notwithstanding any provision of the Plan to the contrary, no such change or transfer shall change the time or form of payment of the Earned Performance Award.

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XI.           ADMINISTRATION

               11.1           Administration.  The Plan shall be administered by the Board.  In addition to the other powers granted under the Plan, the Board shall have all powers necessary to administer the Plan, including, without limitation, powers:
(a)           to interpret the provisions of the Plan; and
(b)           to establish rules for the administration of the Plan and to prescribe any forms required to administer the Plan.

11.2           Actions of the Board.  The Board has total and complete discretionary authority to determine conclusively for all parties all questions arising in the administration of the Plan, to interpret and construe the terms of the Plan, and to determine all questions of eligibility and status of employees and Participants under the Plan and their interests. All determinations, interpretations, rules and decisions of the Board including those made or established by any person or entity to whom the Board has delegated duties, responsibilities or authority (if made or established pursuant to such delegation), are conclusive and binding upon all persons having or claiming to have any interest or right under the Plan.

11.3           Delegation.  The Board or any officer or other employee of the Corporation designated by the Board, shall have the power to delegate specific duties and responsibilities to officers or other employees of the Corporation or other individuals or entities.  Any delegation may be rescinded by the Board at any time.  Each person or entity to whom a duty or responsibility has been delegated shall be responsible for the exercise of such duty or responsibility and shall not be responsible for any act or failure to act of any other person or entity.

11.4           Expenses.  Each Operating Unit shall reimburse the Corporation for the amount of the Award that is awarded and paid to Participants for services to such Operating Unit, as determined by the Board.

11.5           Indemnification and Exculpation.  The agents, officers, directors, and employees of the Corporation and its Subsidiaries shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by them in settlement (with the Corporation's written approval) or paid by them in satisfaction of a judgment in any such action, suit or proceeding.  The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person's gross negligence or willful misconduct.

       11.6           Powers of Committee.  The Board may delegate all or any part of its power and authority under the Plan to the Committee.  Notwithstanding anything in the Plan to the contrary, however, in the case of a 162(m) Employee, the Committee shall have sole and exclusive authority to:  (a) establish the Performance Measures for such employee; (b) determine and certify the achievement of the Performance Measures for such employee, and (iii) make any other discretionary decision affecting such employee.  The administration of all aspects of the Plan applicable to Awards to 162(m) Employees is intended to comply with the exception under Section 162(m) of Code, as amended, for qualified performance-based compensation and shall be construed, applied and administered accordingly.

XII.           AMENDMENT AND TERMINATION

The Plan may be amended or terminated from time to time by the Board.  In the event the Plan is terminated before the last day of a Performance Period, the Earned Performance Award otherwise payable for such Performance Period will be prorated on the basis of the ratio of the number of months in such Performance Period prior to such termination to the aggregate number of months in such Performance Period and will be paid only after the end of such Performance Period, which will be deemed to continue until the expiration thereof as if the Plan had not been terminated.  For these purposes, a month will be considered to have been completed at the time of the amendment or termination only if the amendment or termination is effective later than the 14th day of the month.

The Plan will be terminated in the event the shareholders of the Corporation approve a complete liquidation or dissolution of the Corporation that will be taxed under Section 331 of the Code.  In such case, the value of each Target Performance Award shall be determined by the Board prior to the effective date of the dissolution, and each Participant's Target Performance Award will become payable upon such dissolution.

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XIII.           WITHHOLDING

The Corporation may take such action as it deems appropriate to withhold or collect from a Participant the applicable federal, state, local or foreign payroll, withholding, income or other taxes that are required to be withheld or collected by the Corporation or Subsidiary upon the payment of an Award.  The Corporation may withhold shares of stock paid pursuant to Article 6 having a Fair Market Value equal to the amount necessary to satisfy the Corporation's or Subsidiary's minimum statutory withholding requirements upon the payment of an Award in the form of a stock grant award that otherwise would have been delivered to a Participant.   The Corporation may, subject to any terms and conditions that the Board or Committee may adopt, permit a Participant to elect to pay all or a portion of the minimum statutory income withholding taxes by:  (a) having the Corporation withhold shares of stock otherwise to be delivered upon the payment of an Award with a Fair Market Value equal to the amount of such taxes, or (b) paying cash.  Any such election must be made on or before the date that the amount of tax to be withheld is determined.  For purposes hereof, "Fair Market Value" shall have the same meaning as in the Stock Plan.

XIV.           MISCELLANEOUS

14.1           No Rights to Awards.  No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

14.2           Rights as Stockholder.  No person shall have any right as a stockholder of the Corporation with respect to any shares or other equity security of the Corporation which is granted pursuant to an Award hereunder unless and until such person becomes a stockholder of record with respect to such shares or equity security.

14.3           Governing Law.  The Plan, each Award hereunder, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Iowa and construed in accordance therewith without giving effect to principles of conflicts of laws.

14.4           No Limit on Compensation Plans or Arrangements.  Nothing contained in the Plan shall prevent the Corporation or a Subsidiary from adopting or continuing in effect other or additional compensation plans or arrangements.

14.5           No Rights to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Corporation or any Subsidiary, nor will it affect in any way the right of the Corporation or a Subsidiary to terminate a Participant's employment at any time, with or without cause.  In addition, the Corporation or a Subsidiary may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan.

14.6           Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

14.7           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Subsidiary and a Participant or any other person.  To the extent that any person acquires a right to receive payments from the Corporation or a Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or the Subsidiary.

14.8           Securities Matters.  The Corporation shall not be required to deliver any stock grant awards until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Corporation to be applicable are satisfied.

14.9           No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan.  Any fractional share otherwise payable under the Plan shall be settled in the form of cash.

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14.10           Headings.  Headings are given to the Articles, Sections and Subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

14.11           Nontransferability.  No Award or other benefit payable at any time under the Plan will be subject in any manner to alienation, sale, transfer, assignment, pledge, levy, attachment, or encumbrance of any kind.

14.12           No Other Agreements.  The terms and conditions set forth herein constitute the entire understanding of the Corporation, the Subsidiaries and the Participants with respect to the matters addressed herein.

14.13           Incapacity.  In the event that any Participant is unable to care for his or her affairs because of illness or accident, any payment due may be paid to the Participant's spouse, parent, brother, sister, adult child, or other person deemed by the Corporation to have incurred expenses for the care of the Participant, unless a duly qualified guardian or other legal representative has been appointed.

14.14           Release.  Any payment of benefits to or for the benefit of a Participant that is made in good faith by the Corporation in accordance with the Corporation's interpretation of its obligations hereunder, shall be in full satisfaction of all claims against the Corporation and all Subsidiaries for benefits under the Plan to the extent of such payment.

14.15           Notices.  Any notice permitted or required under the Plan shall be in writing and shall be hand-delivered or sent, postage prepaid, by first class mail, or by certified or registered mail with return receipt requested, to the Board, if to the Corporation, or to the address last shown on the records of the Corporation, if to a Participant.  Any such notice shall be effective as of the date of hand-delivery or mailing.

14.16           Successors.  All obligations of the Corporation under the Plan shall be binding upon and inure to the benefit of any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Corporation.

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Proposal No. 6

APPENDIX C

HNI CORPORATION
LONG-TERM PERFORMANCE PLAN

As Amended and Restated Effective February 17, 2010
(subject to shareholder approval for certain provisions)

I.	AMENDMENT AND RESTATEMENT		1
	1.1	Amendment and Restatement	1
	1.2	Purpose	1
	1.3	Application of the Plan

II.	DEFINITIONS, GENDER AND NUMBER		1
	2.1	Definitions	1
	2.2	Gender and Number	3

III.	ELIGIBILITY AND PARTICIPATION		3
	3.1	Eligibility	3
	3.2	Participation	3
	3.3	Participation After Commencement of Performance Period	4
	3.4	Missing Persons	4

IV.	AWARDS		4
	4.1	Earned Performance Award	4
	4.2	Target Performance Award	4
	4.3	Other Awards	4

V.	PERFORMANCE MEASURES		4
	5.1	Performance Measures	4
	5.2	162(m) Employees	4

VI.	PAYMENT OF AWARDS		5
	6.1	Time and Form of Payment	5
	6.2	Special Rules for Chief Executive Officer and Chief Financial Officer	5

VII.	TERMINATION OF EMPLOYMENT		5
	7.1	Termination Due to Death, Disability or Retirement	5
	7.2	Termination Other than Due to Death, Disability or Retirement	5

VIII.	CHANGE IN CONTROL		5

IX.	SALE OF OPERATING UNIT		5
	9.1	Sale of Subsidiary	5
	9.2	Sale of Other Operating Unit	5

X.	TRANSFERS AND CHANGE IN RESPONSIBILITIES		6

XI.	ADMINISTRATION		6
	11.1	Administration	6
	11.2	Actions of the Board	6
	11.3	Delegation	6
	11.4	Expenses	6
	11.5	Indemnification and Exculpation	6
	11.6	Powers of Committee	7

XII.	AMENDMENT AND TERMINATION		7

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XIII.	WITHHOLDING		7

XIV.	MISCELLANEOUS		7
	14.1	No Rights to Awards	7
	14.2	Rights as Stockholder	7
	14.3	Governing Law	8
	14.4	No Limit on Compensation Plans or Arrangements	8
	14.5	No Rights to Employment	8
	14.6	Severability	8
	14.7	No Trust or Fund Created	8
	14.8	Securities Matters	8
	14.9	No Fractional Shares	8
	14.10	Headings	8
	14.11	Nontransferability	8
	14.12	No Other Agreements	8
	14.13	Incapacity	8
	14.14	Release	8
	14.15	Notices	8
	14.16	Successors

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HNI CORPORATION
LONG-TERM PERFORMANCE PLAN

I.           AMENDMENT AND RESTATEMENT

1.1           Amendment and Restatement.  HNI Corporation, an Iowa corporation (the "Corporation"), established this HNI Corporation Long-Term Performance Plan (the "Plan") effective February 14, 2000.  The Corporation has amended and restated the Plan from time to time, most recently effective January 1, 2005.  The Corporation hereby again amends and restates the Plan, effective February 17, 2010 (the "Restatement Date"), to accomplish certain changes in its form and operation.  Certain changes made to the Plan pursuant to this restatement are subject to shareholder approval, as described in Section 1.3.

1.2           Purpose.  The purpose of the Plan is to promote the attainment of the Corporation's performance goals by providing incentive compensation for certain designated key executives and employees of the Corporation and its Subsidiaries.

1.3           Application of the Plan.   The terms of the Plan, as amended and restated herein, apply to Performance Awards for Performance Periods beginning on or after the Restatement Date.  Notwithstanding the foregoing, certain changes made to the Plan by this restatement are subject to, and dependent upon, shareholder approval.  These changes are those made to the definition of “Performance Measures,” as described in Section 2.1(m) and to the dollar limit set forth in Section 4.1 (from $3,000,000 to $5,000,000).  The changes to the definition of "Performance Measures" shall not apply until the shareholders of the Corporation approve these changes at their first annual meeting that occurs after the Restatement Date.  Prior to that date, or if the shareholders do not to approve the changes, the terms of the Plan defining Performance Measures, as in effect prior to the Restatement Date, shall continue to apply.  If the shareholders of the Corporation do not approve the increase in the dollar limit, then the $3,000,000 dollar limit shall continue to apply.

II.           DEFINITIONS, GENDER AND NUMBER

2.1           Definitions.  Whenever used in the Plan, the following terms shall have the meaning set forth below and, when the defined meaning is intended, the term is capitalized:

(a) "Award" means an incentive award granted under the Plan pursuant to Article 4.

(b) "Board" means the Board of Directors of the Corporation.

(c) "Change in Control" means:

(i)          the acquisition by any individual, entity or group (with the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control:  (I) any acquisition directly from the Corporation; (II) any acquisition by the Corporation; (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; or (IV) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this paragraph; or

(ii)          individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease during a 12-month period for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

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(iii)           consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination:  (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities; (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination, if such change in the members of the Board was not indorsed by a majority of the members of the Incumbent Board.

(d) "Chief Executive Officer" means the Chief Executive Officer of the Corporation.

(e) "Chief Financial Officer" means the Chief Financial Officer of the Corporation.

(f) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(g) "Committee" means the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be:  (i) a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934; and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

(h) "Corporation" means HNI Corporation, an Iowa corporation.

(i) "Disability or Disabled," with respect to a Participant, means that the Participant satisfies the requirements to receive long-term disability benefits under the Corporation-sponsored group long-term disability plan in which the Participant participates without regard to any waiting periods, or that the Participant has been determined by the Social Security Administration to be eligible to receive Social Security disability benefits.  A Participant shall not be considered to be Disabled unless the Participant furnishes proof of the Disability to the Corporation in such form and manner as the Corporation may require.

(j) "Earned Performance Award" means the Award, if any, payable to a Participant at the end of the Performance Period.

(k) "162(m) Employee," for a Performance Period, means a "covered employee" of the Corporation within the meaning of Section 162(m)(3), or any subsequent authority, for the Performance Period, or any individual whom the Committee in its judgment determines is likely to be a "covered employee" for the Performance Period.

(l) "Fiscal Year" means the Corporation's fiscal year.

(m) "Operating Unit"means either: (i) the Corporation as a whole; (ii) an individual Subsidiary, division, store, or other business unit of the Corporation; or (iii) a grouping of business units that employs the individuals that have been approved to participate in the Plan by the Board.

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(n) "Participant," for any Performance Period, means a person who is designated by the Board to receive benefits under the Plan for such Performance Period who is at the time an officer, executive, or other employee of the Corporation or any one or more of its Subsidiaries, or who has agreed to commence serving in any such capacity.

(o) "Performance Measure" means performance goals or goals established for the Operating Unit, division or other business unit of an Operating Unit, or any of them, for each Performance Period, in each case as established pursuant to Section 5.  A Performance Measure may take into account such criteria as the Board determines to be appropriate.

Notwithstanding the preceding sentence, in the case of a 162(m) Employee, the Performance Measure shall be based exclusively on one or more of the following corporate-wide or Subsidiary, division, or Operating Unit financial measures:  (1) pre-tax profit or after-tax gross profit; (2) operating income; (3) operating profit; (4) earnings before interest, taxes, depreciation and amortization; (5) income before taxes; (6) net income; (7) revenue; (8) cash flow; (9) return on invested capital; (10) return on net assets; (11) pre-tax or after tax profit margin;  (12) pre-tax or after-tax profit growth; (13) revenue growth; (14) stock price; ~~and~~ (15) economic profit; and (16) total shareholder return (TSR).  In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding Award in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in law or accounting principles.  Each goal described above may be expressed on an absolute or relative basis, may be based on or otherwise employ comparisons based on current internal targets, the past performance of the Corporation (including the performance of one or more Subsidiaries, divisions, or Operating Units) or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital (including, but limited to, the cost of capital), shareholders’ equity and/or shares outstanding, or to assets or net assets.

(p) "Performance Period" means a period of two or more consecutive Fiscal Years, as determined by the Board, commencing on the first day of a Fiscal Year or other period as selected by the Board.

(q) "Restatement Date" means February 17, 2010.

(r) "Retirement"means the Participant's termination of employment with the Corporation and its Subsidiaries after the attainment of age 65, or age 55 with ten years of service with the Corporation or a Subsidiary, provided, however, that the Chief Executive Officer, in his or her discretion, may waive or reduce the ten-year service requirement with respect to a Participant.  Notwithstanding the preceding sentence, only the Committee has discretion to waive or reduce the ten-year service requirement with respect to the Chief Executive Officer.

(s) "Stock Plan" means the HNI Corporation 2007 Stock-Based Compensation Plan.

(t) "Target Performance Award" means the dollar Award established for a Participant if the Performance Measure applicable to the Participant is achieved.

(u) "Subsidiary"means any corporation, joint venture, partnership, limited liability company, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest and directly or indirectly owns or controls 50 percent or more of the total combined voting or other decision-making power.

2.2             Gender and Number.  Except as otherwise indicated by context, masculine terminology used herein also includes the feminine and neuter, and terms used in the singular may also include the plural.

III.           ELIGIBILITY AND PARTICIPATION

3.1           Eligibility.  Except as otherwise provided in this Section 3, an employee of the Corporation or one of its Subsidiaries will become a Participant for a particular Performance Period to the extent designated by the Board, or by the Chief Executive Officer if the Board delegates such authority to the Chief Executive Officer.

3.2           Participation.  The Corporation will:  (i) notify each eligible employee who has been selected to participate in the Plan that he or she is a Participant under the Plan for such Performance Period; and (ii) communicate in writing to

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each Participant the Target Performance Award granted to the Participant pursuant to Article 4 and the Performance Measure applicable to such Participant for such Performance Period pursuant to Article 5.

3.3           Participation After Commencement of Performance Period.  An employee who first becomes eligible to participate after the beginning of a particular Performance Period will become a Participant for such Performance Period only in accordance with this Section 3.2.  The Board, or the Chief Executive Officer if the Board delegates such authority to the Chief Executive Officer, may allow participation for a portion of such Performance Period for such employee on such terms and conditions as the Board (or the Chief Executive Officer) may determine.

3.4           Missing Persons.  Each Participant eligible to receive an Award shall be obligated to keep the Corporation informed of his or her current address until the Award has been paid to him or her.  If, after having made reasonable efforts to do so, the Corporation is unable to locate the Participant for purposes of making a distribution, the Award will be forfeited.  If the missing Participant is located after the date of the forfeiture, the Award will not be reinstated.

IV.           AWARDS

4.1           Earned Performance Award.  Each eligible Participant may earn an Earned Performance Award as hereinafter provided.  The performance of the Operating Unit during a particular Performance Period will be measured using the Performance Measure established for that Performance Period by the Board in accordance with Section 5.  In the event such performance for such Performance Period is below the minimum Performance Measure established therefore, no Earned Performance Award will be paid to Participants in respect thereof.  In no event shall an Earned Performance Award exceed $5,000,000.

4.2           Target Performance Award. Each Participant shall be assigned a Target Performance Award at the beginning of the Performance Period, as determined by the Board.  The Target Performance Award will be expressed as a percentage of the Participant's base pay at the time the Target Performance Award is assigned.  The actual award payable to a Participant at the end of the Performance Period will be determined by applying the percentage achievement of the Performance Measure and multiplying that result against the Target Performance Award to determine the Earned Performance Award.

4.3           Other Awards.  In addition to Awards conditioned on satisfaction of the Performance Measures described in Section 2(o), the Committee may from time to time in its discretion grant Awards under the Plan conditioned on satisfaction of other criteria, such as remaining employed by the Corporation on a continuous basis through the end of a Performance Period.  With respect to these Awards (and only with respect to these Awards), the term "Performance Measure" shall include such criteria, notwithstanding anything in Section 2(o) to the contrary.  Any such Award shall be governed by the terms of the Plan (as modified herein) and any agreement provided to the Participant in connection with the Award.

V.           PERFORMANCE MEASURES

               5.1           Performance Measures.  The Board will approve for each Performance Period the applicable Performance Measure.  Such Performance Measure may be adjusted during a Performance Period to prevent dilution or enlargement of an Award as a result of extraordinary events or circumstances as determined by the Board or to exclude the effects of extraordinary, unusual or nonrecurring events, changes in accounting principles, discontinued operations, acquisitions, divestitures and material restructuring charges.

               5.2           162(m) Employees.  Notwithstanding anything in the Plan to the contrary, except for Awards granted pursuant to Section 4.3, in the case of a Participant who is a 162(m) Employee, a Performance Measure must be pre-established by the Committee, must be objective, and must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable if the Performance Measure is attained.  A Performance Measure is considered "pre-established" for purposes of this paragraph if it is established in writing by the Committee no later than 90 days after the commencement of a Performance Period, provided that the outcome is substantially uncertain at the time the Committee actually establishes the Performance Measure.  However, in no event will a Performance Measure be considered to be pre-established if it is established after 25 percent of a Performance Period has elapsed.  A Performance Measure is considered "objective" if a third party having knowledge of the relevant facts could determine whether the Performance Measure is met.  A formula or standard is considered "objective" if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Participant.  No Award to a 162(m) Employee shall be paid unless and until the Committee has certified that the Performance Measures for the Performance Period have been satisfied.

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VI.           PAYMENT OF AWARDS

6.1           Time and Form of Payment.  Subject to Sections 8 and 9, the value of the Earned Performance Award with respect to a Performance Period will be paid on the first day of the Corporation's March fiscal month following the end of the Performance Period, provided the Participant is employed by the Operating Unit as of the last day of such Performance Period.  Payment of the Earned Performance Award shall be made in cash or as a stock grant award under the Stock Plan, as determined by the Board in its discretion.   The number of shares of stock to be paid shall be determined by dividing the cash amount of the Award (or, portion thereof) by the Fair Market Value (as determined pursuant to the Stock Plan) of a share of the Corporation’s common stock on the date the Award is paid.

The Board may reduce the amount of, or completely eliminate, an Earned Performance Award otherwise payable to a Participant for a Performance Period if the Board determines that due to the Participant's performance or behavior during or immediately following such Performance Period the Participant should not be entitled to the Earned Performance Award.

6.2           Special Rules for Chief Executive Officer and Chief Financial Officer.  All Earned Performance Awards payable to the Chief Executive Officer and Chief Financial Officer under the Plan are subject to forfeiture as provided in Section 304 of the Sarbanes-Oxley Act of 2002, and the implementing rules and regulations.

VII.           TERMINATION OF EMPLOYMENT

7.1           Termination Due to Death, Disability or Retirement.  If a Participant terminates employment with the Corporation and its Subsidiaries due to death, Disability or Retirement occurring before the last day of a Performance Period, the Participant’s Earned Performance Award, if any, will be paid on the first day the Corporation's March fiscal month following the end of the Performance Period, and the value of such Award shall be equal to the 'product of:  (i) the Earned Performance Award the Participant would have received had the Participant remained employed through the end of the Performance Period; multiplied by (ii) a fraction, the numerator of which is the number of months in the Performance Period that occurred prior to such termination of employment, and the denominator of which is the total number of months in such Performance Period.  For these purposes, a Participant will be credited with a month during a Performance Period only if he or she is employed for at least 15 days during the month.

7.2           Termination Other than Due to Death, Disability or Retirement.  Except as provided in Section 8, if a Participant's employment with the Corporation and its Subsidiaries terminates for any reason other than death, Disability or Retirement before the last day of a Performance Period, the Participant will not be entitled to any payment or Award under the Plan unless otherwise determined by the Board.

VIII.           CHANGE IN CONTROL

In connection with a Change in Control, the value of each Target Performance Award shall be determined by the Board prior to the effective date of the Change in Control, and each Participant’s Target Performance Award will become payable without proration within 30 days after such date.

IX.           SALE OF OPERATING UNIT

9.1           Sale of Subsidiary.  Except as provided in Article 8, in the event of a Change in Control of a Subsidiary (determined by applying the "Change in Control" definition set forth in Section 2.1(c) substituting the Subsidiary for the Corporation) with respect to each Participant employed by such Subsidiary on the date of the Change in Control, the value of each Award shall be determined as of the date of the Change in Control by the Board based on the percentage of the Performance Measure completed as of the date of the Change in Control, the number of months of the Performance Period completed at the date of the Change in Control, the actual purchase price of the Subsidiary and such other factors as the Board deems relevant in light of the circumstances of the sale.  Payments pursuant to this Section 9 shall be made 60 days after the date of the Change in Control.  For these purposes, a month will be considered to have been completed at the time of the Change in Control only if the Change in Control occurs later than the 14th day of the month.

9.2           Sale of Other Operating Unit.  Except as provided in Article 8, in the event of the sale of all or substantially all of the assets of an Operating Unit that is not a Subsidiary, with respect to each Participant employed by such Operating Unit

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on the date of the sale and who has a "separation from service" with the Corporation due to such sale, the value of each Award shall be determined as of the date of the sale by the Board based on the percentage of the Performance Measure completed as of the date of the sale, the number of months of the Performance Period completed at the date of the sale, the actual purchase price of the Operating Unit and such other factors as the Board deems relevant in light of the circumstances of the sale.  Payments pursuant to this Section 9.2 shall be made 60 days after the date of the separation from service, except if the Participant is a specified employee, in which case distribution will be made on the date immediately following the six-month anniversary of the separation from service.  For these purposes, a month will be considered to have been completed at the time of the sale only if the sale occurs later than the 14th day of the month; "separation from service" shall mean the Participant’s separation from service with the Corporation and all of its affiliates, within the meaning of Section 409A(a)(2)(A)(i) of the Code and the regulations thereunder; and "specified employee" shall have the meaning set forth in the HNI Corporation Executive Deferred Compensation Plan.

X.           TRANSFERS AND CHANGE IN RESPONSIBILITIES

If a Participant's responsibilities materially change or the Participant is transferred during a Performance Period to another Operating Unit or to a position that is not designated or eligible to participate in the Plan, the Corporation may, as determined by the Board, either:  (a) continue the Participant’s participation in the Plan and establish a new Target Performance Award and Performance Measure for the Participant with respect to his or her new position; or (b) terminate the Participant's participation in the Plan and, as of the date of such change or transfer, prorate the Participant's Target Performance Award on the basis of the ratio of the number of months of the Participant's participation during the Performance Period to which such Target Performance Award relates to the aggregate number of months in such Performance Period.  For these purposes, a Participant will be considered to have participated for a month during a Performance Period only if he or she participated for at least 15 days during the month.  If the Participant’s participation in the Plan is not terminated pursuant to (b), above, then the Participant's Earned Performance Award will be prorated on the basis of the number of months of service by the Participant at each Operating Unit during the Performance Period.  For these purposes, a Participant will be credited with a month of service at an Operating Unit only if he or she was employed by the Operating Unit for at least 15 days during the month.   Notwithstanding any provision of the Plan to the contrary, no such change or transfer shall change the time or form of payment of the Earned Performance Award.

XI.           ADMINISTRATION

               11.1           Administration.  The Plan shall be administered by the Board.  In addition to the other powers granted under the Plan, the Board shall have all powers necessary to administer the Plan, including, without limitation, powers:

(a)           to interpret the provisions of the Plan; and

(b)           to establish rules for the administration of the Plan and to prescribe any forms required to administer the Plan.

11.2           Actions of the Board.  The Board has total and complete discretionary authority to determine conclusively for all parties all questions arising in the administration of the Plan, to interpret and construe the terms of the Plan, and to determine all questions of eligibility and status of employees and Participants under the Plan and their interests. All determinations, interpretations, rules and decisions of the Board including those made or established by any person or entity to whom the Board has delegated duties, responsibilities or authority (if made or established pursuant to such delegation), are conclusive and binding upon all persons having or claiming to have any interest or right under the Plan.

11.3           Delegation.  The Board or any officer or other employee of the Corporation designated by the Board, shall have the power to delegate specific duties and responsibilities to officers or other employees of the Corporation or other individuals or entities.  Any delegation may be rescinded by the Board at any time.  Each person or entity to whom a duty or responsibility has been delegated shall be responsible for the exercise of such duty or responsibility and shall not be responsible for any act or failure to act of any other person or entity.

11.4           Expenses.  Each Operating Unit shall reimburse the Corporation for the amount of the Award that is awarded and paid to Participants for services to such Operating Unit, as determined by the Board.

11.5           Indemnification and Exculpation.  The agents, officers, directors, and employees of the Corporation and its

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Subsidiaries  shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by them in settlement (with the Corporation's written approval) or paid by them in satisfaction of a judgment in any such action, suit or proceeding.  The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person’s gross negligence or willful misconduct.

      11.6           Powers of Committee.  The Board may delegate all or any part of its power and authority under the Plan to the Committee.  Notwithstanding anything in the Plan to the contrary, however, except for Awards granted pursuant to Section 4.3, in the case of any 162(m) Employee, the Committee shall have sole and exclusive authority to:  (a) establish the Performance Measures for such employee; (b) determine and certify the achievement of the Performance Measures for such employee, and (iii) make any other discretionary decision affecting such employee.  Except for Awards granted pursuant to Section 4.3, the administration of all aspects of the Plan applicable to Awards to 162(m) Employees is intended to comply with the exception under Section 162(m) of Code, as amended, for qualified performance-based compensation and shall be construed, applied and administered accordingly.

XII.           AMENDMENT AND TERMINATION

The Plan may be amended or terminated from time to time by the Board.   In the event the Plan is terminated before the last day of a Performance Period, the Earned Performance Award otherwise payable for such Performance Period will be prorated on the basis of the ratio of the number of months in such Performance Period prior to such termination to the aggregate number of months in such Performance Period and will be paid only after the end of such Performance Period, which will be deemed to continue until the expiration thereof as if the Plan had not been terminated.  For these purposes, a month will be considered to have been completed at the time of the amendment or termination only if the amendment or termination is effective later than the 14th day of the month.

The Plan will be terminated in the event the shareholders of the Corporation approve a complete liquidation or dissolution of the Corporation that will be taxed under Section 331 of the Code.  In such case, the value of each Target Performance Award shall be determined by the Board prior to the effective date of the dissolution, and each Participant’s Target Performance Award will become payable upon such dissolution.

XIII.           WITHHOLDING

           The Corporation may take such action as it deems appropriate to withhold or collect from a Participant the applicable federal, state, local or foreign payroll, withholding, income or other taxes that are required to be withheld or collected by the Corporation or Subsidiary upon the payment of an Award.  The Corporation may withhold shares of stock paid pursuant to Article 6 having a Fair Market Value equal to the amount necessary to satisfy the Corporation's or Subsidiary's minimum statutory withholding requirements upon the payment of an Award in the form of a stock grant award that otherwise would have been delivered to a Participant.  The Corporation may, subject to any terms and conditions that the Board or Committee may adopt, permit a Participant to elect to pay all or a portion of the minimum statutory income withholding taxes by:  (a) having the Corporation withhold shares of stock otherwise to be delivered upon the payment of an Award with a Fair Market Value equal to the amount of such taxes, or (b) paying cash.  Any such election must be made on or before the date that the amount of tax to be withheld is determined.  For purposes hereof, “Fair Market Value” shall have the same meaning as in the Stock Plan.

XIV.           MISCELLANEOUS

14.1           No Rights to Awards.  No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

14.2           Rights as Stockholder.  No person shall have any right as a stockholder of the Corporation with respect to any Shares or other equity security of the Corporation which is granted pursuant to an Award hereunder unless and until such person becomes a stockholder of record with respect to such shares or equity security.

14.3           Governing Law.  The Plan, each Award hereunder, and all determinations made and actions taken pursuant

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thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Iowa and construed in accordance therewith without giving effect to principles of conflicts of laws.  Notwithstanding anything in the Plan to the contrary, the Plan is intended to comply with, or to fit within an exception under, Sections 409A of the Code and the regulations and other guidance of general applicability thereunder, and shall at all times be interpreted in accordance with such intent.  Any provision of the Plan to the contrary herein is without effect.

14.4           No Limit on Compensation Plans or Arrangements.  Nothing contained in the Plan shall prevent the Corporation of a Subsidiary from adopting or continuing in effect other or additional compensation plans or arrangements.

14.5           No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Corporation or any Subsidiary, nor will it affect in any way the right of the Corporation or a Subsidiary to terminate a Participant's employment at any time, with or without cause.  In addition, the Corporation or a Subsidiary may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan.

14.6           Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

14.7           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Subsidiary and a Participant or any other person.  To the extent that any person acquires a right to receive payments from the Corporation or a Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or the Subsidiary.

14.8           Securities Matters.  The Corporation shall not be required to deliver any stock grant awards until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Corporation to be applicable are satisfied.

14.9           No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan.  Any fractional share otherwise payable under the Plan shall be settled in the form of cash.

14.10           Headings.  Headings are given to the Articles, Sections and Subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

14.11           Nontransferability.  No Award or other benefit payable at any time under the Plan will be subject in any manner to alienation, sale, transfer, assignment, pledge, levy, attachment, or encumbrance of any kind.

14.12           No Other Agreements.  The terms and conditions set forth herein constitute the entire understanding of the Corporation, the Subsidiaries and the Participants with respect to the matters addressed herein.

14.13           Incapacity.  In the event that any Participant is unable to care for his or her affairs because of illness or accident, any payment due may be paid to the Participant’s spouse, parent, brother, sister, adult child or other person deemed by the Corporation to have incurred expenses for the care of the Participant, unless a duly qualified guardian or other legal representative has been appointed.

14.14           Release.  Any payment of benefits to or for the benefit of a Participant that is made in good faith by the Corporation in accordance with the Corporation’s interpretation of its obligations hereunder, shall be in full satisfaction of all claims against the Corporation and all Subsidiaries for benefits under the Plan to the extent of such payment.

14.15           Notices.  Any notice permitted or required under the Plan shall be in writing and shall be hand-delivered or sent, postage prepaid, by first class mail, or by certified or registered mail with return receipt requested, to the Committee, if to the Corporation, or to the address last shown on the records of the Corporation, if to a Participant.  Any such notice shall be

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effective as of the date of hand-delivery or mailing.

      14.16           Successors.  All obligations of the Corporation under the Plan shall be binding upon and inure to the benefit of any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and or assets of the Corporation.

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Proposal No. 7

APPENDIX D

2007 EQUITY PLAN

FOR NON-EMPLOYEE DIRECTORS OF
HNI CORPORATION

I.	PURPOSES; EFFECT ON PRIOR PLANS		1
	1.1	Purpose	1
	1.2	Effect on Prior Plans	1

II.	DEFINITIONS		1

III.	ADMINISTRATION		3
	3.1	Administration by the Board; Delegation	4
	3.2	Administrative Powers	4
	3.3	Professional Assistance; Good Faith Actions	4
	3.4	Liability and Indemnification of Board Members	4

IV.	ELIGIBILITY		4

V.	SHARES AVAILABLE FOR AWARDS		4
	5.1	Shares Available	4
	5.2	Accounting for Awards	4
	5.3	Adjustments	4

VI.	OPTIONS		4
	6.1	Options	4
	6.2	Exercise Price	5
	6.3	Option Term	5
	6.4	Time, Method and Conditions of Exercise	5

VII.	STOCK AWARDS		5
	7.1	Restricted Stock	5
	7.2	Stock Grant Awards	5
	7.3	Additional Cash Award to Offset Tax	5

VIII.	GENERAL PROVISIONS GOVERNING AWARDS		5
	8.1	Consideration for Awards	5
	8.2	Awards Subject to Performance Measures	5
	8.3	Awards May Be Granted Separately or Together	6
	8.4	Forms of Payment under Awards	6
	8.5	Separation from Service; Vesting	6
	8.6	Limits on Transfer of Awards	6
	8.7	Restrictions; Securities Exchange Listing	7

IX.	ELECTION TO RECEIVE FEES IN SHARES		7
	9.1	Election to Receive Fees in Shares	7
	9.2	Participation Agreement	7
	9.3	Issuance of Shares	7
	9.4	Holding Period	7

X.	AMENDMENT AND TERMINATION; CORRECTIONS		8
	10.1	Amendments to the Plan	8
	10.2	Amendments to Awards	8
	10.3	Correction of Defects, Omissions and Inconsistencies	8

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X.	AMENDMENT AND TERMINATION; CORRECTIONS		8
	10.1	Amendments to the Plan	8
	10.2	Amendments to Awards	8
	10.3	Correction of Defects, Omissions and Inconsistencies	8

XI.	GENERAL PROVISIONS GOVERNING PLAN		8
	11.1	No Rights to Awards	8
	11.2	Rights as Stockholder	8
	11.3	Governing Law	8
	11.4	Award Agreements	8
	11.5	No Limit on Compensation Plans or Arrangements	8
	11.6	No Right to Remain a Director	8
	11.7	Severability	9
	11.8	No Trust or Fund Created	9
	11.9	Securities Matters	9
	11.10	No Fractional Shares	9
	11.11	Headings	9
	11.12	Nontransferability	9
	11.13	No Other Agreements	9
	11.14	Incapacity	9
	11.15	Release	9
	11.16	Notices	9
	11.17	Successors	9

XII.	EFFECTIVE DATE AND TERM OF PLAN		10

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2007 EQUITY PLAN
FOR NON-EMPLOYEE DIRECTORS OF
HNI CORPORATION

HNI Corporation, an Iowa corporation (the "Corporation"), first adopted the 2007 Equity Plan for Non-Employee Directors of HNI Corporation (the "Plan") on May 8, 2007.  The Plan was amended and restated effective May 8, 2007 to comply with Section 409A of the Internal Revenue Code.  The Corporation hereby amends and restates the Plan, effective November 19, 2009.

I.           PURPOSES; EFFECT ON PRIOR PLANS

1.1           Purpose.  The purpose of the Plan is to aid the Corporation in recruiting and retaining non-employee directors ("Outside Directors") capable of assuring the future success of the Corporation through the grant of Awards of stock-based compensation and the opportunity to receive fees in the form of stock of the Corporation.  The Corporation expects the Awards and opportunities for stock ownership in the Corporation will provide incentives to Outside Directors to exert their best efforts for the success of the Corporation's business and thereby align the interests of Outside Directors with those of the Corporation's stockholders.

1.2           Effect on Prior Plans.  From and after the date of stockholder approval of the Plan, no awards shall be granted under the 1997 Equity Plan for Non-Employee Directors of HNI Corporation, as amended, but all outstanding awards previously granted under that plan shall remain outstanding in accordance with their terms.

II.           DEFINITIONS

In addition to other terms that may be defined elsewhere herein, wherever the following terms are used in this Plan with initial capital letters, they shall have the meanings specified below, unless the context clearly indicates otherwise.

(a)
"Award" means an Option, Restricted Stock or Stock Grant Award granted under the Plan.  The term "Award" shall also mean Shares issued to a Participant pursuant to a Participation Agreement under Article 9 of the Plan.

(b)
"Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Board.

(c)	"Board" means the Board of Directors of the Corporation.

(d)	"Chairman" means the Chairman of the Board.

(e)	"Change in Control" means:

(i)           the acquisition by any individual, entity or group (with the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control:  (I) any acquisition directly from the Corporation; (II) any acquisition by the Corporation; (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation; or (IV) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this paragraph; or

(ii)           individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease during a 12-month period for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or

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       nomination for election by the Corporation's shareholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)           consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination:  (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 50% or more of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities; (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination, if such change in the members of the Board was not indorsed by a majority of the members of the Incumbent Board.

(f)	"Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(g)	"Corporation" means HNI Corporation, an Iowa corporation.

(h)	"Director" means a member of the Board.

(i)	"Disability," of a Director, means the inability of the Director to perform his or her services as a Director for six months.

(j)	"Exchange Act" means the Securities Exchange Act of 1934, as amended.

(k)
"Fair Market Value," of a Share, means the closing price of a Share as reported on the New York Stock Exchange on the date as of which such value is being determined, or, if there are no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Board by whatever means or method as the Board, in the good faith exercise of its discretion, shall at such time deem reasonable and within the meaning of Code Section 409A and the regulations thereunder.

(l)
"Fees," of an Outside Director, means the Outside Director's annual retainer, meeting fees and any other amounts payable to the Outside Director by the Corporation for services performed as an Outside Director, excluding any amounts distributable under the Plan.

(m)
"Option" means an option granted under Article 6 of the Plan to purchase Shares.  All Options granted under the Plan shall be "non-statutory stock options," meaning they are not intended to satisfy the requirements set forth in Section 422 of the Code to be "incentive stock options."

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(n)	"Outside Director" means a member of the Board who is not an employee of the Corporation or a Subsidiary.

(o)	"Participant" means an Outside Director who receives an Award under the Plan, including an Outside Director who enters into a Participation Agreement pursuant to Section 9.2 of the Plan.

(p)
"Participation Agreement" means the agreement entered into by an Outside Director pursuant to Section 9.2 of the Plan under which the Outside Director elects to receive Fees in the form of Shares rather than cash.

(q)
"Performance Measure" means the criteria and objectives established by the Board, which shall be satisfied or met as a condition to the exercisability, vesting or receipt of all or a portion of an Award.  Such criteria and objectives may include, but are not limited to, the attainment by a Share of a specified Fair Market Value for a specified period of time, earnings per Share, return to stockholders (including dividends), return on equity, earnings of the Corporation, revenues, market share, cash flow or cost reduction goals or any combination of the foregoing and any other criteria and objectives established by the Board.  In the sole discretion of the Board, the Board may amend or adjust the Performance Measures or other terms and conditions of an outstanding Award in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in law or accounting principles.

(r)	"Plan" means the "2007 Equity Plan for Non-Employee Directors of HNI Corporation," as set forth herein and as may be amended or restated from time to time.

(s)	"Restricted Stock" means Shares subject to forfeiture restrictions established by the Board.

(t)	"Restricted Stock Award" means a grant of Restricted Stock under Section 7.1 of the Plan.

(u)
"Retirement Eligible Date," of a Participant, means the date on which the Participant attains age 55 with at least ten years of service as a Board member.  The Chairman or, with respect to the Chairman if the Chairman is a Participant, the Board, in his, her or its discretion, may waive or reduce the ten-year service requirement with respect to a Participant; provided if any such waiver or reduction applies to a benefit subject to Section 409A of the Code, such waiver or reduction is made before the Outside Director performs the services for which the benefit is payable.

(v)	"Separation from Service," with respect to a Participant, has the meaning set forth in Treasury Regulation Section 1.409A-1(h) or any subsequent authority.

(w)
"Share" means a Share of common stock, par value of $1.00, of the Corporation or any other securities or property as may become subject to an Award pursuant to an adjustment made under Section 5.3 of the Plan.

(x)	"Stock Grant Award" means any right granted under Section 7.2 of the Plan.

(y)
"Subsidiary" means any corporation, joint venture, partnership, limited liability company, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest and directly or indirectly owns or controls 50 percent or more of the total combined voting or other decision-making power.

III.           ADMINISTRATION

3.1           Administration by the Board; Delegation.  The Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under the Plan to a committee or subcommittee of not less than two Directors appointed by the Board who are "non-employee directors" within the meaning of that term as defined in Rule 16b-3 under the Exchange Act.  To the extent of any delegation by the Board under the Plan, references in the Plan to the Board shall also refer to the applicable committee or subcommittee.  The majority of any such committee or subcommittee shall constitute a quorum, and the action of a majority of its members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of such committee or subcommittee.

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       3.2           Administrative Powers.  The Board shall have the power and authority to interpret the Plan and any Award or Award Agreement entered into under the Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the Plan (including without limitation, the manner in which Participants shall make elections pursuant to Section 9.2 of the Plan and the terms of a Participation Agreement), to determine the terms and provisions of the Award Agreements (not inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan.  The determinations of the Board in the administration of the Plan, as described in the Plan, shall be final, binding and conclusive.

3.3           Professional Assistance; Good Faith Actions.  All expenses and liabilities members of the Board incur in connection with the administration of the Plan shall be borne by the Corporation.  The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons.  The Board, the Corporation and the Corporation's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.

3.4           Liability and Indemnification of Board Members. No member of the Board shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as othrwise may be provided in the Corporation's Articles of Incorporation, By-laws and under any directors' and officers' liability insurance that may be in effect from time to time.

IV.           ELIGIBILITY

Participation in the Plan shall be limited to Outside Directors.

V.           SHARES AVAILABLE FOR AWARDS

5.1           Shares Available. Subject to adjustment as provided in Section 5.3, the total number of Shares available for all grants of Awards under the Plan shall be ~~300,000~~450,000 Shares.  Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Corporation and designated as treasury shares.  Shares subject to Awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan.  Shares tendered by a Participant or withheld by the Corporation as full or partial payment to the Corporation of the purchase or exercise price relating to an Award shall not be available for future grants under the Plan.

5.2           Accounting for Awards. For purposes of this Article 5, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards.  For purposes hereof, an Award of Shares pursuant to a Participation Agreement under Article 9 shall be deemed to be granted on the date the Shares are issued to the Participant.

5.3           Adjustments. In the event any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Shares or other securities of the Corporation or other similar corporate transaction or event affects the Shares such that an adjustment is required in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of:  (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards; (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards; (iii) the purchase or exercise price with respect to any Award; and (iv) the number and type of Shares (or other securities or other property) payable under a Participation Agreement pursuant to Article 9, provided such change is made in accordance with the requirements of Treas. Reg. § 1.409A-1(a)(5)(iii)(E)(4).

VI.           OPTIONS

6.1           Options.  The Board may grant Options with the terms and conditions set forth in this Article 6 and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Board shall determine.

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6.2           Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Board and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

6.3           Option Term. The term of each Option shall be fixed by the Board but shall not be longer than ten years.

6.4           Time, Method and Conditions of Exercise. The Board shall determine the time or times at which an Option may be exercised in whole or in part, the method or methods by which, and the form or forms (including, without limitation, cash or Shares having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

VII.           STOCK AWARDS

7.1           Restricted Stock.  The Board may grant Awards of Restricted Stock with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Board shall determine:

(a)           Restrictions.  Shares of Restricted Stock shall be subject to such restrictions as the Board may impose (including, without limitation, satisfaction of Performance Measures or a performance period and a restriction on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board may deem appropriate.  The minimum vesting period of such Awards shall be one year from the date of grant.

(b)           Forfeiture.  Subject to Sections 8.5, upon a Participant's Separation from Service during the applicable restriction period, all Shares of Restricted Stock held by the Participant at such time shall be forfeited and reacquired by the Corporation.

(c)           Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time the Restricted Stock Award is granted and may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Corporation.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.

(d)           Restrictions on Dividends.  Any Award of Restricted Stock may require any or all dividends or other distributions paid on the Shares during the period of restriction be automatically sequestered and reinvested on an immediate or deferred basis in additional Shares, in which case such additional Shares shall be subject to the same restrictions as the underlying Restricted Stock or such other restrictions as the Board may determine.

7.2           Stock Grant Awards.  The Board may grant Shares without restrictions thereon.  Subject to the terms of the Plan, Stock Grant Awards may have such terms and conditions as the Board shall determine.

7.3           Additional Cash Award to Offset Tax.  The Board may provide, at or after the time of grant of a Restricted Stock Award or Stock Grant Award, for the payment of a cash award to the Participant intended to offset the amount of tax the Participant may incur in connection with such Award, including, without limitation, tax on the receipt of such cash award; provided, however, any such payment shall be made no later than by the end of the Participant's taxable year next following the Participant's taxable year in which the related taxes are remitted to the taxing authority.

VIII.           GENERAL PROVISIONS GOVERNING AWARDS

8.1           Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Board or required by applicable law.

8.2           Awards Subject to Performance Measures.  The Board may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant or exercisability of an Award or portion thereof.  Subject to the terms of the Plan and any applicable Award Agreement, the Performance Measures to be achieved during any performance

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period, the length of any performance period, the amount of any Award granted, the amount of any payment or transfer to be made pursuant to any such Award and any other terms and conditions applicable thereto shall be determined by the Board.

8.3           Awards May Be Granted Separately or Together. Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award or any award granted under any other plan of the Corporation or any Subsidiary.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Corporation or any Subsidiary may be granted either at the same time as, or at a different time from, the grant of such other Awards or awards.

                8.4           Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Corporation upon the grant, exercise or payment of an Award may be made in such form or forms as the Board shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Board.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

               8.5           Separation from Service; Vesting.  All of the terms relating to the exercise, cancellation, forfeiture or other disposition of an Award upon a Separation from Service of a Participant shall be determined by the Board.  Such determination shall be made at the time of the grant of such Award and shall be specified in the Award Agreement relating to the Award.  Notwithstanding the foregoing or any other provision of the Plan to the contrary:

(a)            If a Participant becomes an employee of the Corporation or a Subsidiary while continuing to serve as a Director, that fact alone shall not result in a Separation from Service or otherwise impair the rights such Director may have under the Plan, including, without limitation, the rights such Director may have under any Award outstanding under the Plan, but such Director shall no longer be eligible to receive any further Awards under the Plan.

(b)            Each Award granted under the Plan shall become fully exercisable and vested upon the Participant's death, Disability or the occurrence of a Change in Control, provided such Award had not then otherwise expired and the Participant is an Outside Director or employee of the Corporation on the date of death, Disability or a Change in Control.  In addition thereto, in the case of an Award of an Option, such Award shall become fully exercisable and vested upon the Participant's Retirement Eligible Date, provided such Award had not then otherwise expired and the Participant is an Outside Director or is employed by the Corporation on the Retirement Eligible Date.

(c)            In the event of hardship or other special circumstances of a Participant who holds an Option Award that is not immediately exercisable or a Restricted Stock Award then subject to the restrictions set forth in Section 7.1(a) or a Stock Grant Award subject to the transfer restrictions set forth Section 8.6, the Board or the Chairman may in its (or his or her) sole discretion take any action it (or he or she) deems to be equitable under the circumstances or in the best interests of the Corporation, including, without limitation, waiving or modifying any limitation, restriction or requirement with respect to such Award.  Notwithstanding the preceding sentence, in the event the Chairman is a Participant, for any Award granted to the Chairman, only the Board has discretion to take action it deems to be equitable under the circumstances or in the best interests of the Corporation, including, without limitation, waiving or modifying any limitation, restriction or requirement with respect to such Award.

(d)           The Board may provide in any Award Agreement the Corporation shall have the right to repurchase from the Participant Restricted Stock granted under Section 7.1 then subject to the restrictions set forth in Section 7.1(a) immediately upon a Separation from Service for any reason at a cash price per Share equal to the cash price paid by the Participant for the Shares.  In the discretion of the Board, provision may be made that no such right of repurchase shall exist in the event of a Separation from Service without cause or because of the Participant's Separation from Service on or after the Participant's Retirement Eligible Date, or due to death or Disability.

(e)           For purposes of this Section 8.5, the Board shall determine whether a Participant's Separation from Service is due to cause, occurs on or after the Participant's Retirement Eligible Date or is due to death or Disability, or whether the Participant has incurred a hardship, and any such determination shall be final, binding and conclusive.

      8.6           Limits on Transfer of Awards.  Except as otherwise provided by the Board or the terms of the Plan, no Award (and no right thereunder) shall be transferable by a Participant other than by will or by the laws of descent and

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distribution.  An Award of Restricted Stock shall provide that during the period the Award is subject to restrictions pursuant to Section 7.1(a), and any Stock Grant Award may provide that the transferability of the Shares subject to such Award shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the time the Award is granted.  Such restrictions may include, without limitation, a right of repurchase or first refusal in the Corporation or provisions subjecting Restricted Stock to continuing restrictions in the hand of the transferee.  In addition, any Award may provide that all or any part of the Shares to be issued or transferred by the Corporation upon the exercise of an Option, or are no longer subject to forfeiture and restrictions on transfer referred to herein, shall be subject to further restrictions upon transfer.  The Board may establish procedures as it deems appropriate for a Participant to designate an individual, trust or other entity as beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death.  The Board, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer an Option to any "family member" (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time such Participant holds such Option, provided:  (a) such transfer may not be for value (i.e., the transferor may not receive any consideration therefor) and the family member may not make any subsequent transfer other than by will or by the laws of descent and distribution; (b) no such transfer shall be effective unless reasonable prior notice thereof has been delivered to the Corporation and such transfer is thereafter effected subject to the specific authorization of, and in accordance with any terms and conditions made applicable to by, the Board; and (c) the transferee is subject to the same terms and conditions hereunder as the Participant.  Each Option Award (or right under such Award) shall be exercisable during the Participant's lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto) or, if permissible under applicable law, by the Participant's guardian or legal representative.  No Option Award or Restricted Stock Award (or right under any such Award) may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any Subsidiary.

      8.7           Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Board may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Board may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Corporation shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

IX.           ELECTION TO RECEIVE FEES IN SHARES

9.1           Election to Receive Fees in Shares.  Each Outside Director shall be eligible to elect to receive his or her Fees in the form of Shares rather than cash according to the following provisions of this Article 9.

9.2           Participation Agreement.  For each calendar year, the Board shall specify an election period (which shall end no later than the last day of the calendar year immediately preceding such calendar year) during which an Outside Director may enter into an election to receive up to 100% of the Fees otherwise payable to him or her for the calendar year in the form of Shares rather than cash.  The election shall be made pursuant to a Participation Agreement entered into by the Outside Director and filed with the Secretary of the Corporation no later than the expiration of the election period.  A separate Participation Agreement must be entered into for each calendar year.  Except as the Board may otherwise provide, the Participation Agreement in effect for a calendar year shall be irrevocable after the expiration of the election period for the calendar year.

9.3           Issuance of Shares.  The Corporation shall issue Shares to the Outside Director for each calendar quarter during which the Outside Director has a Participation Agreement in effect.  The Shares shall be issued on the date on which the quarterly meeting of the Board is held.  The number of Shares so issued shall be equal to:  (i) the dollar amount of the Fees the Outside Director has elected to receive as Shares for the calendar quarter pursuant to his or her Participation Agreement; divided by (ii) the Fair Market Value per Share on the date on which the Outside Director would have been paid the Fees in cash but for the Participation Agreement.

9.4           Holding Period.  To the extent required to satisfy any condition for exemption available pursuant to Rule 16b-3 of the Exchange Act, Shares acquired by an Outside Director pursuant to this Article 9 shall be held by the Outside Director for a period of at least six months following the date of acquisition.

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X.           AMENDMENT AND TERMINATION; CORRECTIONS

10.1             Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan; provided, however, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Corporation shall be required for any amendment to the Plan that:

(a)           requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. applicable to the Corporation;

(b)           increases the number of Shares authorized under the Plan as specified in Section 5.1(a) of the Plan;

(c)           permits the repricing of Options; or

(d)           permits the award of Options at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option contrary to the provisions of Sections 6.2 of the Plan.

10.2             Amendments to Awards.  Subject to the provisions of the Plan, the Board may waive any conditions of or rights of the Corporation under any outstanding Award, prospectively or retroactively.  Except as otherwise provided in the Plan, the Board may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the holder thereof.

10.3             Correction of Defects, Omissions and Inconsistencies.  The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award, Award Agreement or Participation Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

XI.           GENERAL PROVISIONS GOVERNING PLAN

11.1           No Rights to Awards.  No Outside Director or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Outside Directors, Participants, holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

11.2           Rights as Stockholder.  No person shall have any right as a stockholder of the Corporation with respect to any Shares or other equity security of the Corporation which is subject to an Award hereunder unless and until such person becomes a stockholder of record with respect to such Shares or equity security.

11.3           Governing Law.  The Plan, each Award hereunder (and the related Award Agreement), each Participation Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Iowa and construed in accordance therewith without giving effect to principles of conflicts of laws.

11.4           Award Agreements.  No Participant shall have rights under an Option or Restricted Stock award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Corporation and, if requested by the Corporation, signed by the Participant.

11.5           No Limit on Compensation Plans or Arrangements.  Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting or continuing in effect other or additional compensation plans or arrangements.

11.6           No Right to Remain a Director.  The grant of an Award shall not be construed as giving a Participant the right to be retained as a Director of the Corporation, nor will it affect in any way the right of the Corporation to terminate a Participant's position as a Director, with or without cause.  In addition, the Corporation may at any time remove or dismiss a Participant from his or her position as a Director free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

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11.7           Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

11.8           No Trust or Fund Created.  Neither the Plan, any Award nor any Participation Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Subsidiary and a Participant or any other person.  To the extent any person acquires a right to receive payments from the Corporation or a Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation or the Subsidiary.

                11.9           Securities Matters.  The Corporation shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Corporation to be applicable are satisfied.

11.10         No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

11.11         Headings.  Headings are given to the Articles, Sections and Subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11.12         Nontransferability.  Except as set forth in Section 8.6, no Award or other benefit payable at any time under the Plan will be subject in any manner to alienation, sale, transfer, assignment, pledge, levy, attachment or encumbrance of any kind.

11.13         No Other Agreements.  The terms and conditions set forth herein constitute the entire understanding of the Corporation, the Subsidiaries and the Participants with respect to the matters addressed herein.

11.14         Incapacity.  In the event any Participant is unable to care for his or her affairs because of illness or accident, any payment due may be paid to the Participant's spouse, parent, brother, sister, adult child or other person deemed by the Corporation to have incurred expenses for the care of the Participant, unless a duly qualified guardian or other legal representative has been appointed.

11.15         Release.  Any payment of benefits to or for the benefit of a Participant made in good faith by the Corporation in accordance with the Corporation's interpretation of its obligations hereunder, shall be in full satisfaction of all claims against the Corporation and all Subsidiaries for benefits under the Plan to the extent of such payment.

11.16         Notices.  Any notice permitted or required under the Plan shall be in writing and shall be hand delivered or sent, postage prepaid, by first class mail, or by certified or registered mail with return receipt requested, to the Committee, if to the Corporation, or to the address last shown on the records of the Corporation, if to a Participant.  Any such notice shall be effective as of the date of hand delivery or mailing.

11.17         Successors.  All obligations of the Corporation under the Plan shall be binding upon and inure to the benefit of any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and or assets of the Corporation.

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XII.           EFFECTIVE DATE AND TERM OF PLAN

The Plan became effective on May 8, 2007, the date it was approved by the stockholders of the Corporation at the Corporation's annual meeting of stockholders.  The amendment set forth herein shall become effective on November 19, 2009.

The Plan shall terminate at midnight on May 7, 2017, unless terminated before then by the Board.  Awards may be granted, and Participation Agreements may be entered into, under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired.  Notwithstanding the preceding sentence, the Plan shall remain in effect for purposes of administering outstanding Awards and Participation Agreements as long as they are outstanding.

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